UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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AVITA MEDICAL, INC.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2026

To the Stockholders of AVITA Medical, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of AVITA Medical, Inc. (the “Company”), a Delaware corporation, will be held on June 3, 2026, at 3:00 p.m. Pacific Daylight Time (being June 4, 2026, at 8:00 a.m. Australian Eastern Standard Time). The Annual Meeting will be held solely by means of remote communication via live webcast at meetnow.global/M6X5GPQ for the following purposes:

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Proposal 1: To elect seven directors to serve for one-year terms on the Company’s board of directors (the “Board”) or until their respective successors have been duly elected and qualified;

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Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

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Proposal 3: To approve, for the purposes of ASX Listing Rule 10.17 of the Australian Securities Exchange (the “ASX”) and the Company’s Amended and Restated Bylaws (the “Company’s Bylaws”) and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive Directors of the Company may be paid for their services on the Board be increased from US$750,000 per annum to US$900,000 per annum;

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Proposal 4: To approve the grant of 22,214 restricted stock units to acquire shares of the Company’s common stock (“Common Stock”) and the grant of 16,133 options to acquire shares of Common Stock to Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 5: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 6: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 7: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 8: To approve the grant of 26,250 restricted stock units to acquire shares of Common Stock and the grant of 19,063 options to acquire shares of Common Stock to Dr. Michael Tarnoff on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Dr. Tarnoff being appointed as a new non-executive Director of the Board effective August 6, 2025;

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Proposal 9: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Dr. Michael Tarnoff on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 10: To approve the grant of 40,547 restricted stock units to acquire shares of Common Stock and the grant of 29,446 options to acquire shares of Common Stock to Joseph Woody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. Woody being appointed as a new non-executive Director of the Board effective January 1, 2026;

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Proposal 11: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Joseph Woody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 12: To approve, on an advisory basis, the compensation of our named executive officers;

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Proposal 13: To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

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Proposal 14: To approve, for the purpose of ASX Listing Rule 7.1 and all other purposes, the issuance of a warrant or warrants covering up to 650,000 shares of Common Stock, with a term of ten years (the “Warrants”), to Perceptive Credit Holdings V, LP (“Perceptive”), pursuant to the Credit Agreement between the Company and Perceptive, dated January 13, 2026 (the “Credit Agreement”), on the terms and conditions set forth in this Proxy Statement; and

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Proposal 15 (as a special resolution, in accordance with ASX Listing Rule 7.1A): To approve, for the purpose of ASX Listing Rule 7.1A and all other purposes, the issue of Equity Securities (as defined in ASX Listing Rule 19.2) up to 10% of the issued capital (at the time of issuance) of the Company, calculated in accordance with ASX Listing Rule 7.1A.2, and on the terms and conditions set forth in this Proxy Statement.

Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on April 9, 2026 as the record date (the “Record Date”) for the Annual Meeting. Holders of Common Stock, as of the Record Date, and holders of the Company's CHESS Depositary Interests (“CDIs”) as of the Australian Record Date (as defined below), are entitled to receive notice of, and to submit a vote, as applicable, for the Annual Meeting or any adjournment or adjournments thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For voting instructions and other important information, please read the General Information and Voting Instructions section in this Proxy Statement for further important information.

Please note that all references to currency above and throughout the Proxy Statement are in U.S. dollars, unless otherwise indicated.

By Order of the Board of Directors,

/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal and Compliance Officer and Corporate Secretary

Valencia, CA

April 22, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2025, are available at www.edocumentview.com/RCEL.

Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy or voting instructions to ensure that your shares are represented. For detailed instructions on how to vote your shares, please refer to the General Information and Voting Instructions section of this Proxy Statement.

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PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders

To Be Held on June 3, 2026

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of AVITA Medical, Inc. (“AVITA Medical,” “we”, “us”, or the “Company”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 3, 2026, at 3:00 p.m. Pacific Daylight Time (being June 4, 2026, at 8:00 a.m. Australian Eastern Standard Time (“AEST”)), solely by means of remote communication via live webcast at meetnow.global/M6X5GPQ.

AVITA Medical is listed on both the Nasdaq Stock Market LLC (“Nasdaq”) and the Australian Securities Exchange (“ASX”). This Proxy Statement is intended for all stockholders, including holders of the Company's common stock (“Common Stock”) and holders of CHESS Depositary Interests (“CDIs”) traded on the ASX.

This Proxy Statement contains information about the matters to be considered at the Annual Meeting or any adjournment or postponement thereof. The Company will bear the cost of solicitation of proxies. In addition to solicitation by mail, the Company's directors, officers, and regular employees may solicit proxies in person, by telephone, or via other means of communication without additional compensation. Brokerage houses, banks and other custodians, nominees, and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has fixed the close of business on April 9, 2026 as the record date (the “Record Date”) to determine those holders of record of shares of Common Stock who are entitled to notice of, and to electronically vote at, the Annual Meeting and those holders of CDIs (representing the underlying shares of Common Stock) who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 30,776,689 shares of Common Stock outstanding (including the shares of Common Stock underlying CDIs).

On or about April 22, 2026, we will begin providing stockholders as of the Record Date with the Notice of Internet Availability of Proxy Materials. These materials will direct stockholders to a website where they can access our proxy materials, including this Proxy Statement and our 2025 Annual Report, and view instructions on how to vote online.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure your shares are represented.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and our other public filings contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements regarding our business strategies, plans, objectives, goals, anticipated financial performance, product development, regulatory approvals, executive compensation programs, and other statements that are not historical facts. Forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “should,” “target,” “will,” “would,” and similar expressions and variations referencing future periods. These statements are based on current expectations, assumptions, estimates, and projections about our business and the industry in which we operate, and are subject to known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are made only as of the date of this Proxy Statement, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law. For additional information and other important factors that may cause actual results to differ materially from forward-looking statements, please see the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K and other publicly available filings for a discussion of these and other risks and uncertainties.

GENERAL INFORMATION AND VOTING INSTRUCTIONS

How will I receive these proxy materials?

We are furnishing proxy materials to our stockholders of record and beneficial owners via the internet instead of mailing printed copies, unless otherwise requested by the stockholder. This method allows us to expedite communication to our stockholders, reduces the environmental footprint of our Annual Meeting, and reduces the costs associated with printing and mailing these materials to all stockholders.

Accordingly, on or about April 22, 2026, we will begin mailing Notices of Internet Availability of Proxy Materials to our stockholders of record at the close of business on the Record Date. These notices include instructions on how to access the proxy materials online and how to request a printed copy free of charge.

Brokers, banks and other nominees will be sending similar notifications to all beneficial owners who hold their shares through those institutions.

What is being considered at the meeting?

You will be voting on the following:

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Proposal 1: To elect seven directors to serve for one-year terms on the Company’s board of directors (the “Board”) or until their respective successors have been duly elected and qualified;

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Proposal 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

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Proposal 3: To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws (the “Company’s Bylaws”) and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive Directors of the Company may be paid for their services on the Board be increased from US$750,000 per annum to US$900,000 per annum;

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Proposal 4: To approve the grant of 22,214 restricted stock units to acquire shares of the Company’s common stock (“Common Stock”) and the grant of 16,133 options to acquire shares of Common Stock to Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 5: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 6: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 7: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 8: To approve the grant of 26,250 restricted stock units to acquire shares of Common Stock and the grant of 19,063 options to acquire shares of Common Stock to Dr. Michael Tarnoff on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Dr. Tarnoff being appointed as a new non-executive Director of the Board effective August 6, 2025;

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Proposal 9: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Dr. Michael Tarnoff on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•
Proposal 10: To approve the grant of 40,547 restricted stock units to acquire shares of Common Stock and the grant of 29,446 options to acquire shares of Common Stock to Joseph Woody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. Woody being appointed as a new non-executive Director of the Board effective January 1, 2026;

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Proposal 11: To approve the grant of 22,214 restricted stock units to acquire shares of Common Stock and the grant of 16,133 options to acquire shares of Common Stock to Joseph Woody on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

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Proposal 12: To approve, on an advisory basis, the compensation of our named executive officers;

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Proposal 13: To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

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Proposal 14: To approve, for the purpose of ASX Listing Rule 7.1 and all other purposes, the issuance of a warrant or warrants covering up to 650,000 shares of Common Stock, with a term of ten years (the “Warrants”), to Perceptive Credit Holdings V, LP (“Perceptive”), pursuant to the Credit Agreement between the Company and Perceptive, dated January 13, 2026 (the “Credit Agreement”), on the terms and conditions set forth in this Proxy Statement; and

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Proposal 15 (as a special resolution, in accordance with ASX Listing Rule 7.1A): To approve, for the purpose of ASX Listing Rule 7.1A and all other purposes, the issue of Equity Securities (as defined in ASX Listing Rule 19.2) up to 10% of the issued capital (at the time of issuance) of the Company, calculated in accordance with ASX Listing Rule 7.1A.2, and on the terms and conditions set forth in this Proxy Statement.

Who is entitled to vote?

You may vote if you owned Common Stock as of the Record Date and/or CDIs as of the Australian Record Date (as defined below). Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote one vote for every five CDIs held on the Australian Record Date.

What does it mean to be a stockholder of record?

If, on the Record Date, your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you are entitled to vote on all matters to be voted on at the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, the Company urges you to vote to ensure your vote is counted.

What does it mean to beneficially own shares in “street name”?

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other financial institution (collectively referred to as a “broker”), then you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.

As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. The information you receive from the broker will include instructions on how to vote your shares. In addition, you may request paper copies of the Proxy Statement and voting instructions by following the instructions on the notice provided by your broker.

Your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than ratifying the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm) unless your broker votes specifically in accordance with the instructions provided by you to your broker. The Company encourages you to communicate your voting decisions to your broker before the deadlines described elsewhere in this Proxy Statement to ensure that your vote will be counted. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (Proposal 1), the increase in the director cash fee pool (Proposal 3), the grants of restricted stock units and option awards to our directors (Proposals 4 – 11), the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (Proposal 12), the approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation (Proposal 13), the approval of the issuance of the Warrants (Proposal 14), and the approval of the 10% increase to the Company’s listing capacity (Proposal 15) are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, and Proposals 3 – 15.

The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2026 (Proposal 2) is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters without instruction, so we do not expect there will be any broker non-votes with respect to Proposal 2.

What vote is required to approve each item?

Directors are elected by a plurality of votes cast. The affirmative vote of the holders of a majority of the voting power of the Common Stock which are present in person or by proxy and entitled to vote thereon is required for (i) the ratification of the appointment of the Company’s independent public accountants; (ii) the approval of the increase in the director cash fee pool; (iii) the approval of the grant of restricted stock units and options to each non-executive Director; (iv) the approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation, (v) the approval of the issuance of the Warrants; and (vi) the approval of the compensation paid to the Company’s named executive officers on a non-binding, advisory basis. The affirmative vote of the holders of 75% of the voting power of the Common Stock which are present in person or by proxy and entitled to vote thereon is required for approval of the increase to the Company’s placement capacity (as a “special resolution,” under applicable ASX Listing Rules). There are no appraisal rights with respect to the matters to be acted upon at the Annual Meeting.

How are abstentions treated?

Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting and, therefore, will have the effect of votes “AGAINST” Proposal 2 and Proposals 4 – 15. Abstentions will have no effect on Proposal 1 regarding the election of directors. With respect to Proposal 1, you may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees.

How many shares must be present or represented to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting virtually and vote via the online platform at meetnow.global/M6X5GPQ or if you properly return a Proxy (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). To conduct the meeting, a majority in voting power of the outstanding shares of stock entitled to vote must be present at the meeting in person or by proxy. This is referred to as quorum. On the Record Date, there were 30,776,689 outstanding shares of Common Stock (including Common Stock underlying CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

Registered holders of Common Stock can vote in three ways:

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by means of the internet by visiting www.investorvote.com/RCEL and following the instructions on the Notice of Internet Availability of Proxy Materials or Proxy Card;
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by attending the meeting virtually via live webcast and voting using the online voting platform at meetnow.global/M6X5GPQ using your unique 16-digit control number, which can be found on your Notice of Internet Availability of Proxy Materials or Proxy Card, to log in to the website; or
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by completing, signing, and returning the enclosed Proxy Card in accordance with the instructions on such card.

If you hold shares of Common Stock in street name, you will need to follow the instructions provided by the broker, bank, or other nominee that holds your shares.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the ASX. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs held. CDN (or its custodian) is the stockholder of record for purposes of voting at the Company’s Annual Meeting.

As the beneficial owner, you have the right to direct CDN how to vote the shares represented by your CDIs by completing the CDI Voting Instruction Form. As a beneficial owner, you are invited to attend the Annual Meeting; however, because you are not a stockholder of record, you cannot vote directly at the meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN to do so. The Company encourages you to communicate your voting to CDN in advance of the Annual Meeting by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on the form to ensure your vote is counted.

How do I vote if I hold CDIs?

Each CDI holder as of 9:00 a.m. AEST on June 2, 2026 (being 3:00 p.m. Pacific Daylight Time on June 1, 2026) (the “Australian Record Date”) is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs as of the Record Date are entitled to receive notice of, and to attend the Annual Meeting virtually, and any adjournment or postponement thereof. Holders of CDIs as of the Record Date may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting in two ways:

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by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders; or
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by completing the CDI Voting Instruction Form online at https://www.investorvote.com.au.

Votes must be received by Computershare Australia by no later than 9:00 a.m. AEST on June 2, 2026 (being 3:00 p.m. Pacific Daylight Time on June 1, 2026) in accordance with the instructions on such form, in order for CDN to vote on CDI holders’ behalf in accordance with their written directions.

In order to receive electronic communications from the Company in the future, please update your stockholder details online at www.investorvote.com.au by logging in with the control number, your stockholder identification number, and postcode (or country for overseas residents). Once logged in, you can also lodge your CDI Voting Instruction Form electronically.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You may change or revoke your vote as follows:

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Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to AVITA Medical, Inc. c/o the Corporate Secretary at 28159 Avenue Stanford, Suite 220, Valencia, CA 91355 or by submitting another vote on or before June 2, 2026. You may also change your vote by voting again via internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Pacific Daylight Time, on June 2, 2026, or by attending the Annual Meeting and voting again.

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Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

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CDI Holders. If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by Computershare Australia by no later than 9:00 a.m. AEST on June 2, 2026 (being 3:00 p.m. Pacific Daylight Time on June 1, 2026).

Will my Common Stock or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting via the online voting platform. Your shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain routine matters. At the Annual Meeting, the proposal to ratify the appointment of the Company’s independent public accountants is such a routine matter. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing quorum.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 9:00 a.m. AEST on June 2, 2026 (being 3:00 p.m. Pacific Daylight Time on June 1, 2026).

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” the election of the nominated directors, “FOR” the ratification of the appointment of the Company’s independent public accountants, “FOR” the approval of the grant of restricted stock units and options to each non-executive Director, “ONE YEAR” for the frequency of future say-on-pay votes, “FOR” the ratification of the issue of the Warrants, “FOR” the approval of a 10% increase to the Company’s placement capacity, and “FOR” the advisory vote regarding compensation paid to the Company’s named executive officers. If no specific instructions are given, it is intended that signed and returned proxies will be voted in the discretion of the proxy holders on any other business proposal which may properly come before the Annual Meeting (the Board does not presently know of any other such business) or any adjournments or postponements thereof.

If you are a beneficial owner of shares of Common Stock held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters (which at the Annual Meeting consists of the proposal regarding ratification of the appointment of the Company’s independent public accountants) but cannot vote on non-routine matters.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, the Company recommends that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The Company’s transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. The Company’s transfer agent in Australia is Computershare Investor Services Pty Limited (“Computershare Australia”). Computershare Australia’s telephone number is +61 39415 4000 (for overseas callers) or 1300 850 505 (for calls within Australia).

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and may request a proxy solicitor, brokerage firms and other custodians, nominees, and fiduciaries to secure the voting instructions of holders of Common Stock and CDIs, in which case the Company will reimburse such persons for their reasonable out-of-pocket expenses for sending proxy materials to holders and obtaining their votes. In addition to soliciting the proxies by mail, certain of the Company’s directors, officers and regular employees, without compensation, may solicit proxies in person, by telephone, or other means of communication. In connection with the foregoing, the Company has retained Okapi Partners, LLC to solicit proxies on its behalf for the Annual Meeting. The Company has agreed to pay to Okapi Partners, LLC a fee of approximately $25,000. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd. to solicit proxies from holders of CDIs. The Company has agreed to pay Georgeson Shareholder Communications Australia Pty Ltd. a fee of approximately $45,000.

Proposal 1

ELECTION OF DIRECTORS

The Company’s Board has one class of directors (each, a “Director”), with each Director elected annually in accordance with the Company’s Bylaws for a term of one year or until his or her successor is duly elected and qualified, subject to such Director’s earlier death, resignation, disqualification or removal. Unless specified to be voted otherwise, the persons named in the following Proposal of this Proxy, each of whom are presently members of the Board, will vote to approve the reelection of these persons as directors to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected.

The Board recommends that you vote FOR the nominees identified below.

Name		Age	Position with the Company	Director Since	Board Term Expires
Cary Vance	(1)	60	Executive Chairman & Interim Chief Executive Officer	April 2023	June 2026
Professor Suzanne Crowe	(2)	75	Non-Executive Director	January 2016	June 2026
Jeremy Curnock Cook	(2)	76	Non-Executive Director	October 2012	June 2026
Robert McNamara		69	Non-Executive Director	April 2023	June 2026
Jan Stern Reed	(3)	66	Lead Independent Director	July 2021	June 2026
Dr. Michael Tarnoff		57	Non-Executive Director	August 2025	June 2026
Joseph Woody		60	Non-Executive Director	January 2026	June 2026

(1)
Mr. Vance was appointed Chairman on August 6, 2025. When the Board appointed Mr. Vance as Interim Chief Executive Officer on October 16, 2025, Mr. Vance continued to serve the Board as Executive Chairman but stepped down from each of the Board Committees.
(2)
Each of Professor Crowe and Mr. Curnock Cook served on the Board prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, the Company’s predecessor company.
(3)
Ms. Reed was appointed Lead Independent Director on October 16, 2025.

Professional Experience

Cary Vance was appointed Interim CEO of the Company on October 16, 2025, and has served as Chairman of the Board since August 6, 2025, and Director since April 2023. Mr. Vance has over 25 years of extensive leadership experience in the healthcare industry with commercial and operational expertise. He served as the President and Chief Executive Officer of PhotoniCare, Inc., from May 2023 until January 2025. Prior to this appointment, he was President and CEO of Titan Medical, and he served as an independent director for its Board of Directors through November 2024. Previously, Mr. Vance served as President and CEO of XCath, a privately held neurovascular robotics company, having also served as the CEO of OptiScan Biomedical, Myoscience, and Hansen Medical. Prior to his role at Hansen Medical, he served in various global executive leadership roles at Teleflex, Covidien, and GE HealthCare. He supported these companies as they commercialized and transformed markets with their disruptive and game-changing technologies. Mr. Vance is Lean/Six Sigma Black Belt Certified, NACD Certified, and holds both a Bachelor of Arts degree in Economics and an MBA from Marquette University. We believe Mr. Vance is qualified to continue to serve as the Executive Chairman of our Board based on his leadership and governance experience, together with his extensive commercial and operational expertise in the healthcare industry.

Professor Suzanne Crowe AO has served as a Director since January 2016. Australia-based, she is a physician and a scientist, and as a non-executive Director, provides expert support of our medical and scientific strategies. Professor Crowe is an Emeritus Professor at Monash University Melbourne and retired after 35 years of service as both Associate Director Clinical Research at the Burnet Institute and Senior Specialist Physician in Infectious Diseases at The Alfred Hospital Melbourne. A Fellow of the Australian Institute of Company Directors, she is currently a Director of Sonic Healthcare Ltd, a large global medical diagnostics company. In addition, she served on the board of St. Vincent’s Health Australia Ltd., that country’s largest not-for-profit health and aged care provider, from 2012 to 2021. In June 2020, Professor Crowe was appointed as Officer of the Order of Australia in recognition of her distinguished services to health, clinical governance, biomedical research, and education. We believe Professor Crowe is qualified to serve on our Board based on her medical and research expertise.

Jeremy Curnock Cook has served as a Director since October 2012. He is a veteran in the healthcare services and life sciences industries, actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Mr. Curnock Cook is currently Founder and Managing Director of BioScience Managers, a healthcare investment firm with an approximate aggregate $AU200M under management by various of its funds. Over his career, Mr. Curnock Cook has successfully managed in excess of $US1 billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career, he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. Mr. Curnock Cook founded a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. In addition to serving on our Board, Mr. Curnock Cook currently serves on the following boards: International BioScience Managers Ltd (appointed March 2000), Bioscience Managers Pty Ltd (appointed January 2003), REX Bionics Pty Ltd (appointed February 2012), Sheldon LTD (formerly Sea Dragon; appointed October 2012), Adherium Ltd appointed (April 2015), BioScience Managers UK Ltd (appointed August 2017), Marine Department Ltd (appointed January 2019), and JLCC Ltd (appointed December 2019). We believe Mr. Curnock Cook is qualified to serve on our Board based on his extensive global experience in the life sciences industry, specifically with companies focused on innovation.

Robert McNamara has served as a non-executive Director since April 2023 and as the chair of the Audit Committee since May 2023. He has over 25 years of leadership experience in public and privately held companies in the medical device and technology industries. His extensive experience in operations and financial management spans across early-stage, high-growth, and mature companies. Mr. McNamara previously served as a member of the Board and the Audit Committee, and Chair of the Compensation Committee for Xtant Medical Holdings (NYSE: XTNT). He is a former member of the Board of Directors and Chair of the Audit Committee for Axonics, Inc. Prior to these appointments, Mr. McNamara served as Executive Vice President, Chief Financial Officer of LDR Holding/Spine. Prior to this role, he served as the Chief Financial Officer of three publicly traded medical device companies: Accuray, Somnus Medical Technologies, and Target Therapeutics. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and an MBA from The Wharton School, University of Pennsylvania. We believe Mr. McNamara is qualified to serve on our Board because of his financial expertise, especially with high-growth companies, as well as his experience with enterprise risk management and other financial control requirements of U.S. public companies.

Jan Stern Reed was appointed Lead Independent Director on October 16, 2025, and has served as a Director since July 2021, and Chair of the Nominating and Corporate Governance Committee since May of 2023. She has more than 35 years of legal, business management, and executive leadership experience primarily in the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Reed currently serves as a board member of Stepan Co. (NYSE: SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), an industry-leading and transformative medical technology company focused on improving patient outcomes. Previously, Ms. Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global health and wellbeing company. Prior to Walgreens, Ms. Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. We believe Ms. Reed is qualified to serve on our Board based on her extensive experience in legal, corporate governance, compliance, human resources, audit and enterprise risk management, general business management, and executive leadership.

Dr. Michael Tarnoff was appointed a non-executive Director in August 2025, and has served as the chair of the Human Capital and Compensation Committee since October 2025. Dr. Tarnoff spent 23 years of his professional career at Tufts Medical Center, serving in various executive leadership roles, most recently as the Chief Physician Executive and CEO, until 2024. While serving in various leadership positions at Tufts, Dr. Tarnoff served as Chief Medical Officer and Vice President, Medical Affairs at Medtronic, Inc. from 2015 to 2019. Before working for Medtronic, from 2008 through 2015, Dr. Tarnoff was the Corporate Chief Medical Officer and Vice President, Medical Affairs, and before that position, the Chief Medical Officer and Vice President, Medical Affairs of the Surgical Devices division, at Covidien plc. Additional executive leadership experience includes roles serving as Medical Director at GI Dynamics, Inc. from 2006 to 2008, as well as Chief Medical Consultant to the Kendall surgery unit of Tyco Healthcare from 2005 to 2008. After earning a Bachelor of Arts degree from Washington University in St. Louis, Dr. Tarnoff received his medical degree from the University of Medicine and Dentistry of New Jersey. He then completed a general surgery residency at Rutgers Medical School, followed by an advanced fellowship in laparoscopic surgery at the Cleveland Clinic. We believe Dr. Tarnoff is qualified to serve on our Board based on his extensive medical experience and expertise in clinical innovation, together with his executive leadership experience.

Joseph Woody was appointed a non-executive Director in January 2026. Mr. Woody is a seasoned healthcare executive with more than two decades of leadership experience across the medical technology sector, most recently serving as CEO of Avanos Medical from 2017 to 2024, and previously, as President and CEO of Acelity Holdings. His background spans multiple senior executive roles, including with Covidien and Smith & Nephew. Mr. Woody also served on the Board of Directors of AdvaMed, Inc., the largest trade association in the U.S. for the medical device, diagnostics, and digital health technology sectors, for over a decade. We believe Mr. Woody is qualified to serve on our Board based on his extensive medical technology experience and commercial expertise.

Director Independence

Our Board has determined that Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, Dr. Michael Tarnoff, and Joseph Woody are each independent for purposes of the rules of the Nasdaq Listing Rules and the SEC and for the purposes of the ASX Listing Rules and the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations (the “ASX Corporate Governance Principles”). Furthermore, our Board has determined that all of the members of our Audit, Human Capital and Compensation, and Nominating and Corporate Governance Committees are independent within the meaning of the director independence standards of the Nasdaq Listing Rules, the applicable rules of the SEC, the ASX Listing Rules and the ASX Corporate Governance Principles. Every independent Director is a member of each Committee.

Our Board has determined that Cary Vance is not independent under the director independence standards of the Nasdaq Listing Rules, the applicable rules of the SEC, the ASX Listing Rules and the ASX Corporate Governance Principles.

Current Committee Table

The current committees of the Board and their respective members are as follows:

Director	Independent	Human Capital and Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Professor Suzanne Crowe	X	Member	Member	Member
Jeremy Curnock Cook	X	Member	Member	Member
Robert McNamara	X	Member	Chair	Member
Jan Stern Reed	X	Member	Member	Chair
Dr. Michael Tarnoff	X	Chair	Member	Member
Joseph Woody	X	Member	Member	Member

Each of these committees operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investors” section of the Company’s website under the heading “Corporate Governance” at ir.avitamedical.com, and copies may also be obtained by request through the “Contact” heading at the same website address. Our Internet website and the information contained therein or connected thereto are not intended to be incorporated into this Proxy Statement.

Audit Committee

Our Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee assists our Board in overseeing our accounting and financial reporting processes and audits of our financial statements, including the integrity of our financial statements and internal financial controls. The Audit Committee is also required to oversee our compliance with legal and regulatory requirements, the qualifications and independence of our registered public accounting firm, enterprise risk management processes, and such other duties as may be directed by our Board.

Nasdaq Listing Rules require us to establish an audit committee comprised of at least three members, each of whom is financially literate and satisfies the independence requirements of the SEC and Nasdaq and one of whom has accounting or related financial management expertise at senior levels within a company. In addition, the ASX Listing Rules and the ASX Corporate Governance Principles require us to have an audit committee comprised of at least three members, all of whom are non-executive Directors and a majority of whom are “independent directors,” and which is chaired by an independent director who does not also serve as chair of the Board.

Our Audit Committee currently consists of six Board members, each of whom satisfies the independence requirements (thereby, is an “independent director”) of the SEC, Nasdaq Listing Rules, the ASX Listing Rules, and the ASX Corporate Governance Principles. The Audit Committee is composed of Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Ms. Reed, Dr. Tarnoff, and Mr. Woody.

Mr. McNamara is the current Audit Committee Chair and was appointed to that role in May 2023. Our Board has determined that Mr. McNamara is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee meets at least four times per year.

The Audit Committee held a total of four meetings during the annual period ended December 31, 2025. All members of the Audit Committee attended at least 75% of the meetings held during the time at which they were a Committee member.

Human Capital and Compensation Committee

Our Board also has a Human Capital and Compensation Committee, which is comprised of independent directors within the meanings of Nasdaq Listing Rules and the ASX Corporate Governance Principles. The Human Capital and Compensation Committee is currently comprised of Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Ms. Reed, Dr. Tarnoff, and Mr. Woody, with Cary Vance serving as the Chair from January through October 15, 2025, with Dr. Tarnoff assuming the position of Chair as of October 16, 2025. The Human Capital and Compensation Committee is responsible for reviewing the salary, incentives, and other benefits of our directors, executive officers and employees, and making recommendations on such matters for approval by our Board. The Human Capital and Compensation Committee is also responsible for overseeing and advising on our compensation practices and other human capital programs.

The Human Capital and Compensation Committee held a total of eight meetings during the annual period ended December 31, 2025. All members of the Human Capital and Compensation Committee attended at least 75% of the meetings held during the time at which they were each a Committee member.

Nominating and Corporate Governance Committee

Our Board also has a Nominating and Corporate Governance Committee. Under the ASX Corporate Governance Principles, our Nominating and Corporate Governance Committee should have at least three members, a majority of whom are independent, and should also be chaired by an independent director. Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Ms. Reed, Dr. Tarnoff, and Mr. Woody are the current members of the Nominating and Corporate Governance Committee, and each qualifies as an independent director within the meaning of the Nasdaq Listing Rules and the ASX Corporate Governance Principles. Ms. Reed serves as the Chair.

The Nominating and Corporate Governance Committee held a total of five meetings during the annual period ended December 31, 2025. All members of the Nominating and Corporate Governance Committee attended at least 75% of the meetings held during the time at which they were each a Committee member.

The Nominating and Corporate Governance Committee oversees, reviews, and receives updates on the Company’s significant legal and regulatory compliance matters, with the exception that matters with financial implications are referred to and reviewed by the Audit Committee. Matters within the Committee’s oversight responsibilities may include, without limitation, compliance with laws, interactions with healthcare professionals, employee health and safety, fair dealing, anti-bribery, data privacy and cybersecurity and product quality compliance.

The Nominating and Corporate Governance Committee also oversees, reviews, and receives updates regarding the Company’s ethics and compliance reporting mechanisms and significant investigations. This includes (i) reviewing reports on (a) the process for how ethics and compliance issues are identified and reported to the Company’s compliance officers; and (b) all significant investigations directed by the Company's compliance officers pursuant to the Company’s compliance policies and practices; and (ii) overseeing the Company’s processes upholding confidentiality, independence, objectivity, and professionalism as guiding principles in its investigations.

Process for Nominating Potential Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with a skills matrix maintained and reviewed annually by the Board. Nominees for director are selected by the Nominating and Corporate Governance Committee on the basis of their (i) academic, financial, business leadership, and other expertise useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company, its employees, and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a Director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Directors will maintain a Board that is professional, effective, collegial, and responsive to the needs of the Company.

The Nominating and Corporate Governance Committee identifies candidates from a variety of backgrounds and considers all candidates equally. The Nominating and Corporate Governance Committee reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, character, and potential contribution to the Board and its committees, taking into account the then existing composition of the Board and such other factors as the Nominating and Corporate Governance Committee deems appropriate. The Board should collectively possess skills, industry knowledge and expertise, and other experience useful for the effective oversight of the Company’s business. The Nominating and Corporate Governance Committee believes that the professional experience of its Directors has been, and continues to be, critical to the Company’s continued growth and success.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria as it applies to recommendations from the Nominating and Corporate Governance Committee. Any such nominations should be submitted to the Nominating and Corporate Governance Committee in line with the instructions provided later in this Proxy Statement under the caption “Requirements for Stockholder Proposals to be brought before the 2027 Annual Meeting of Stockholders” and in compliance with other specific procedural requirements set forth in the Company’s Bylaws.

Board Meetings

The Board held a total of twelve meetings during the annual period ended December 31, 2025. All members of the Board attended at least 75% of the meetings of the Board and of any committee on which they served during the time in which they were a member of the Board or such committee.

Additionally, during the calendar year ending December 31, 2026, the Board is currently scheduled to meet five times.

Director Attendance at Annual Meeting of Stockholders

The Board encourages all Directors and director nominees to attend the Company’s Annual Meeting. All members of our Board then serving on the Board except for Mr. Curnock Cook were present at the 2025 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

The Company has adopted a written code of business conduct and ethics that applies to all Company directors, officers, employees, and consultants (the “Code”) which the Board reviews, and for which it provides training, on an annual basis. A copy of the Code is posted under the heading “Corporate Governance” on the Investor Relations section of the Company’s website, which is located at https://avitamedical.com/. If the Company makes any substantive amendments to, or grants any waivers from, the Code for any officer or director, the Company will disclose the nature of such amendment or waiver on its website or in a current report on Form 8-K.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) which outlines certain procedures governing the purchase, sale and/or other dispositions of our securities by our Directors, officers, employees, and, to the extent that they possess material non-public information, certain consultants, contractors or other individuals retained by the Company (“Restricted Persons”). These Insider Trading Policy procedures are designed to promote compliance with insider trading laws, rules, and regulations applicable to our Company. Our Insider Trading Policy has been filed as Exhibit 19 to our 2025 Annual Report on Form 10-K (the “FY25 10-K”), as required by the rules and regulations of the SEC.

Prohibition on Short Selling, Hedging Transactions and Short-Term Trading

As part of our Insider Trading Policy, Restricted Persons are not permitted to engage in any short sale of our securities, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities.

Board Leadership Structure

The current Executive Chairman of the Board is Cary Vance, who has been serving as the Company’s Interim CEO since October 16, 2025. In light of his executive position, Mr. Vance does not qualify as an independent director under Nasdaq Listing Rules and for the purposes of the ASX Corporate Governance Principles. Simultaneously with Mr. Vance’s appointment to the Interim CEO position, and to balance this leadership structure, the Board appointed Ms. Reed to serve as its Lead Independent Director. The Board believes that Ms. Reed’s service as Lead Independent Director provides the Company with independent oversight by the Board. The non-executive Directors meet regularly in executive session at least quarterly without the presence of the Interim CEO. The Lead Independent Director presides over the executive sessions of the non-executive Directors, serves as a liaison between non-executive Directors and the Executive Chairman/Interim CEO, reviews and approves Board meeting agendas in consultation with the Executive Chairman, and is available for consultation with stockholders as appropriate. The Board regularly reviews its composition and leadership structure and believes that the current combination of the Executive Chairman/Interim CEO and the Lead Independent Director position serves the best interests of the Company and its stockholders at this time. As of the date of this Proxy Statement, 33% of the non-executive Directors are female.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board oversees management’s efforts to assess and manage risk. The Board (particularly through the Audit Committee) monitors and receives advice on areas of financial, operational and strategic risk and considers appropriate enterprise risk management processes. Specific areas of enterprise risk which are regularly considered at Board meetings include: product portfolio expansion, acceptance by regulatory authorities of the Company’s products, government and private payor reimbursement, clinical research data, debt service, management of cash and operating expenses, expansion into international markets, and human resources. Additional areas of focus for the Board include, but are not limited to:

•
managing the Company’s long-term growth;
•
strategic and operational planning, including the evaluation of the Company’s capital structure; and
•
legal and regulatory compliance, including US and Australia disclosure obligations.

In addition to enterprise risk management by the Audit Committee, the Human Capital and Compensation Committee oversees the risks associated with the Company’s compensation policies and practices with respect to both Director and executive compensation as well as employee compensation matters. Further, the Nominating and Corporate Governance Committee oversees risks associated with the Company’s overall governance and compliance practices, as well as the composition and leadership structure of the Board.

The Board’s role in risk oversight is coordinated with the Company’s executive leadership, which assesses and manages the Company’s risk exposure, and reports concerns and progress relating to such risk management to the Board and committees on at least a quarterly basis.

Cybersecurity Risk Management and Strategy

The Company has implemented an Information Security Management System (“ISMS”). The Company’s ISMS is a continuous process designed to analyze the potential risks, vulnerabilities, the likeliness of occurrence, and the related consequences of cybersecurity threats. The process is based on establishing the context, assessing the risks, and treating the risks. The key concept of the ISMS is to consistently maintain and improve confidentiality, integrity, and availability of information assets that should be protected by the organization on behalf of itself and its clients, and third parties. The Company has a cybersecurity incident response plan in place that provides a documented framework for handling high and low severity security incidents and facilitates coordination across multiple parts of the business. The Company also conducts internal phishing campaigns and performs an independent penetration test on an annual basis. In addition, we conduct regular security awareness training and testing of our employees. Finally, the Company engages an independent third-party cybersecurity services and consulting firm to continuously review our information security. The Company has not had any material cybersecurity incidents.

The Company’s ISMS is established in accordance with the requirements of International Organization for Standardization 27001 and 27002 (“ISO 27001” and “ISO 27002”). The ISO 27001 provides a framework and guidelines for establishing, implementing and managing an ISMS and ISO 27002 provides a reference set of generic information security controls including implementation guidance.

Disclosure of Management’s Responsibility

The Company’s Chief Financial Officer (the “CFO”) is primarily responsible for overseeing the Cybersecurity Risk Management Program and leading the Company’s efforts to mitigate technology risks in partnership with various business leaders in the organization. For the oversight qualifications of the CFO, refer to Item 10 of the FY25 10-K, filed with the SEC on February 12, 2026 (and lodged on the ASX on February 13, 2026). The Company has protocols, policies and resources to mitigate cybersecurity risk. They also provide the administrative, technical, and physical safeguards to ensure the security, confidentiality, integrity and availability of confidential information and personal information from unauthorized access, use, disclosure, alteration, destruction or theft. In addition, the Company engages its external auditor to assess our IT internal controls on an annual basis.

Disclosure of the Board’s Responsibility

While management is responsible for assessing and managing cybersecurity risks on a day-to-day basis, the Company’s Board oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors the cybersecurity risk assessment and response process. The Audit Committee annually reviews the adequacy and effectiveness of the Company’s information security policies and procedures related to information security and cybersecurity. This annual review includes discussions on topics such as: information security and technology risks, information risk management strategies, cybersecurity risk assessment processes, benchmarking and updates, and status on cybersecurity and data protection training initiatives for employees, among others.

For more information on the Company’s Cybersecurity Risk Management and Strategy, please see the FY25 10-K filed with the SEC on February 12, 2026 (and lodged on the ASX on February 13, 2026).

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board, members of particular committees, or individual directors by sending a letter to such persons in care of the Company’s Corporate Secretary at its principal executive offices. The Corporate Secretary has the authority to disregard, or to take other appropriate actions with respect to, any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Chairman of the Board or to the committee or specific director to whom the correspondence is directed. Communications regarding the inclusion of proposals for stockholder vote in an annual meeting of the Company must comply with the Company’s Bylaws.

Director Compensation

The following table sets forth certain information regarding the compensation earned by, or awarded to, each non-executive Director who served on the Company’s Board during the fiscal year ended December 31, 2025 (in U.S. dollars). The Company did not provide separate compensation to its executive director, James Corbett, who, while a member of the Board, served as the Company’s CEO during the fiscal year ended December 31, 2025. Mr. Corbett’s compensation for his services as CEO is provided in the executive compensation disclosures below.

	Fees earned in cash (1)	Stock awards (2)	Option awards (3)	Total
Non-Executive Directors
Jan Stern Reed - Lead Independent Director	$104,792	$87,492	$15,462	$207,746
Professor Suzanne Crowe	92,500	87,492	15,462	195,454
Jeremy Curnock Cook	92,500	87,492	15,462	195,454
Robert McNamara	102,500	87,492	15,462	205,454
Lou Panaccio	113,480	87,492	15,462	216,434
Dr. Michael Tarnoff (4)	32,870	-	-	32,870
Cary Vance (5)	91,516	87,492	15,462	194,470
Total Non-Executive Directors	$630,158	$524,952	$92,772	$1,247,883

(1)
Annual amounts are composed of the following: $70,000 for fees as a Board Member, $35,000 for Lead Independent Director, $20,000 for Audit Committee Chair, $15,000 for Human Capital and Compensation Committee Chair, $10,000 for Nominating and Corporate Governance Chair, $10,000 for Audit Committee Member, $7,500 for Human Capital and Compensation Committee Member, and $5,000 for Nominating and Corporate Governance Member.

(2)
Amounts in this column represent the US$-value of grants of restricted stock units (“RSUs”) with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, the fair value amount determined at the date of grant in accordance with U.S. GAAP based on the closing price of our Common Stock on the grant date. These RSU grants vest 12 months following the grant date, subject to continued participation as Board members through such vesting date. As of December 31, 2025, Mr. McNamara and Mr. Vance each held 13,480 RSUs and Messrs. Cook, Crowe, Panaccio, and Reed each held 10,022 RSUs, respectively. Dr. Tarnoff did not hold any RSUs as of December 31, 2025.

(3)
Amounts in this column represent grants of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option grants issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. These option grants vest 12 months following the grant date, subject to continued participation as Board members. As of December 31, 2025, Ms. Reed held 23,754 options, Mr. McNamara and Mr. Vance each held 15,330 options, and Messrs. Cook, Crowe, and Panaccio each held 18,829 options, respectively. Dr. Tarnoff did not hold any options as of December 31, 2025.

(4)
Dr. Tarnoff was appointed to the Board on August 6, 2025.

(5)
Mr. Vance was appointed as our Interim CEO on October 16, 2025, and at such time, ceased serving on the Board as a non-executive Director; and accordingly, ceased receiving compensation for his service on our Board.

Vote Required

Directors are elected by a plurality of votes cast at the Annual Meeting, which means that the seven director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director, and therefore, will have no direct effect on the outcome of the election of directors.

Proposal 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholders previously approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm at the 2025 Annual Meeting for the fiscal year ended December 31, 2025. This proposal seeks stockholder approval for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Other Fees

The aggregate fees billed or accrued to us by Grant Thornton LLP, our independent registered public accounting firm, for services rendered for the years ended December 31, 2025 and 2024, are set forth in the table below:

	Year-Ended	Year-Ended
	December 31, 2025	December 31, 2024
Audit fees (1)	$803,294	$726,716
Audit-related fees (2)	--	--
Tax fees (3)	128,938	175,652
All other fees (4)	--	--
Total fees	$932,232	$902,368

(1)
Audit fees consist of fees for the professional services by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees include services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit fees.” There were no fees for such services during the relevant period.
(3)
Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
(4)
There were no fees for this “all other fees” category during the relevant period.

Pre-Approval Practice

The Audit Committee’s policy is for the Audit Committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm. Before engaging an independent registered public accounting firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee pre-approved all audit services provided by independent registered public accountants during the years ended December 31, 2025 and 2024.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the voting power of the shares of Common Stock of the Company that are present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2, with abstentions having the same effect as votes “AGAINST” this Proposal 2. A failure to instruct your broker on how to vote on such matter will have no effect on the vote on this Proposal 2. Further, we do not expect any broker non-votes with respect to this Proposal 2.

The Board recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Company’s Board in its oversight of the Company’s financial reporting process. All six members of the Audit Committee qualify as independent directors under Nasdaq Listing Rules for public companies and the independence requirements of Rule 10A-3 promulgated under the Exchange Act, and the Board has determined that one member is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. All six members of the Audit Committee are also considered to be independent for the purposes of the 4th Edition of the ASX Corporate Governance Principles. The Audit Committee’s charter can be viewed online on the Company’s website.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 with management and the Company’s independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received the independent auditor’s written disclosures and letter regarding its independence, in accordance with applicable PCAOB requirements, and reviewed such independence with the independent auditor.

Based on the above reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Submitted by the Audit Committee:

Robert McNamara, Chair of the Audit Committee

Prof. Suzanne Crowe

Jeremy Curnock Cook

Jan Stern Reed

Dr. Michael Tarnoff

Joseph Woody

Date: April 22, 2026

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding the ownership of the Company’s Common Stock (including CDIs), as of the Record Date (April 9, 2026), including the right to acquire Common Stock within 60 days of that Record Date, by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of the Company’s Common Stock (including Common Stock represented by CDIs); each of the Company’s named executive officers; each of its Directors; and all of its executive officers and Directors as a group. The table also sets out the names of all persons (of which the Company is aware) who have disclosed pursuant to the Australian Corporations Act 2001 (Cth) that they are substantial stockholders of the Company and carry 5% or more of the voting rights attached to the issued securities of the Company.

Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (2)
	Directors and named executive officers:
Common Stock	Jan Stern Reed	74,765	(3)	*
Common Stock	Professor Suzanne Crowe	65,763	(4)	*
Common Stock	Jeremy Curnock Cook	58,665	(5)	*
Common Stock	Robert McNamara	100,619	(6)	*
Common Stock	Dr. Michael Tarnoff	-		*
Common Stock	Joseph Woody	-		*
Common Stock	Cary Vance	49,619	(7)	*
Common Stock	David O'Toole	269,791	(8)	*
Common Stock	Nicole Kelsey	71,667	(9)	*
	All executive officers and directors as a group (9 persons)	690,889		2.24%

* Represents beneficial ownership of less than 1% of the outstanding Common Stock.

(1)
Except as otherwise indicated, we believe that the beneficial owners of the Common Stock (including Common Stock represented by CDIs) listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with applicable U.S. securities laws and generally takes into consideration voting and/or investment power with respect to such securities.
(2)
Percentage of ownership is based on 30,776,689 shares of our Common Stock issued and outstanding as of the Record Date (April 9, 2026) (including Common Stock represented by CDIs). Common Stock subject to RSUs that vest, or options that are exercisable, within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such RSUs or options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)
Reflects 51,011 shares of Common Stock, as well as 23,754 stock options to acquire shares of our Common Stock.
(4)
Reflects 42,336 shares of Common Stock and 22,990 CDIs (representing 4,598 shares of our Common Stock), as well as 18,829 stock options to acquire shares of our Common Stock.
(5)
Reflects 39,836 shares of Common Stock, as well as 18,829 stock options to acquire shares of our Common Stock.
(6)
Reflects 83,313 shares of Common Stock, as well as 13,848 stock options and 3,458 RSUs to acquire a total of 17,306 shares of our Common Stock.
(7)
Reflects 32,313 shares of Common Stock, as well as 13,848 stock options and 3,458 RSUs to acquire a total of 17,306 shares of our Common Stock.
(8)
Reflects 36,457 shares of Common Stock, as well as 233,334 stock options to acquire shares of our Common Stock.
(9)
Reflects 71,667 stock options to acquire shares of our Common Stock.

Executive Officers

The following table sets forth certain information regarding our executive officers:

Name	Age	Position	Date First Appointed
Cary Vance	60	Interim Chief Executive Officer	October 2025
David O'Toole	67	Chief Financial Officer	June 2023
Nicole Kelsey	60	Chief Legal and Compliance Officer and Corporate Secretary	July 2024

Cary Vance is discussed above in the “Professional Experience” section of Proposal 1.

David O'Toole is an accomplished financial executive with extensive experience in both public company operations and capital markets and has served as AVITA Medical’s Chief Financial Officer since June 2023. Prior to joining the Company, Mr. O’Toole served as CFO of Opiant Pharmaceuticals, a biopharmaceutical company developing treatments for addiction and drug overdose, which was acquired by Indivior in March 2023. Prior to that, he served as CFO of Soleno Therapeutics, a company focused on the development and commercialization of novel therapeutics for the treatment of rare diseases. Prior to Soleno, Mr. O’Toole held the role of CFO for three publicly traded life sciences companies where he built and led high-performance teams. Prior to his CFO experience, he spent over 24 years in public accounting, including 16 years with Deloitte & Touche. He holds a Bachelor of Science in accounting from the University of Arizona and is a Certified Public Accountant (non-active).

Nicole Kelsey has served as Chief Legal and Compliance Officer and Corporate Secretary since July 2024, and as Interim SVP, Human Resources since November 2025. Ms. Kelsey has over 25 years of executive legal experience with expertise in M&A, securities, corporate governance, and compliance. Ms. Kelsey previously served as Chief Legal Officer and Secretary for Amyris, Inc., a biotech company, and as General Counsel and Secretary of Criteo, a leader in commerce marketing based in Paris with global operations. Prior to joining Criteo, Ms. Kelsey was the senior securities lawyer for Medtronic, a global leader in healthcare technology; she served as head M&A attorney for CIT Group, Inc.; she was the general counsel and chief compliance officer of a specialty art financing firm; and she served as the senior corporate attorney for the international conglomerate Vivendi. Before going in-house, Ms. Kelsey practiced with the law firms of White & Case and Willkie, Farr & Gallagher, in Paris and New York. A Fulbright scholar, Ms. Kelsey holds a Juris Doctor degree from the Northwestern University Pritzker School of Law and a Bachelor of Arts degree in Political Science and International Studies from The Ohio State University, and is admitted to practice law in New York and Minnesota.

Executive Compensation

This section discusses the material components of the executive compensation program for the individuals listed in the “Summary Compensation Table” below. For 2025, our named executive officers are:

•
Cary Vance, our Interim Chief Executive Officer;
•
David O'Toole, our Chief Financial Officer;
•
Nicole Kelsey, our Chief Legal and Compliance Officer and Corporate Secretary, and our Interim SVP, Human Resources; and
•
James Corbett, our former Chief Executive Officer.

Effective October 16, 2025, Mr. Corbett departed from his role as Chief Executive Officer, and in connection with such departure, Mr. Vance was appointed as our Interim Chief Executive Officer.

Specifically, this section provides an overview of our executive compensation program and each compensation component that we provide. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the date of this Proxy Statement may differ materially from the currently planned programs summarized in this discussion.

Compensation Principles

The Human Capital and Compensation Committee is governed by a Human Capital and Compensation Committee Charter (the “Charter”) which it reviews, and updates as necessary, on an annual basis. The Charter outlines responsibilities of the members, which include the following: reviewing the Company’s overall compensation policies and practices; reviewing, and recommending for Board approval, the annual compensation for the Board; reviewing, and recommending for Board approval, the executive compensation program for the Company’s executive leadership team, including the CEO; and reviewing, and recommending for Board approval, the Company’s independent compensation consultant on an annual basis.

Human Capital and Compensation Committee

Upon review of benchmarking data and recommendations provided by the Board’s independent compensation consultant, Compensia, the Human Capital and Compensation Committee reviews compensation for the Board, and makes recommendations regarding the same for Board approval, on an annual basis.

The Human Capital and Compensation Committee also reviews, and recommends for Board approval, the compensation for the Company’s executive leadership team, including the CEO, based on industry benchmarking data and guidance provided by Compensia, as follows: (a) the compensation of the CEO; and (b) based on the performance evaluations of, and suggested compensation recommendations for, each member of the Company’s executive leadership team provided by the CEO, the compensation (base salary, cash bonus, and equity incentive award) of the members of the Company’s executive leadership team, as necessary and no less than annually.

Further, the Human Capital and Compensation Committee, with input from the CEO, reviews, and recommends for Board approval, the establishment of the Company’s annual performance targets.

Finally, the Human Capital and Compensation Committee, with input from both the CEO and Compensia, reviews and recommends for Board approval, the annual merit increase and bonus pool for the Company’s employees.

The Human Capital and Compensation Committee undertakes its review of the compensation of each of the Board and the Company’s executive leadership team (including the compensation of the CEO) with the objective to align such compensation with the Company’s short- and long-term goals in order to ensure maximum stockholder benefit from the recruitment and retention of both a high-quality Board and executive leadership team.

Consideration of Say-on-Pay Vote Results

At our 2025 annual meeting of stockholders, approximately 77% of the votes cast by our stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers, which we believe affirms our stockholders' support for our executive compensation program. Accordingly, our Human Capital and Compensation Committee did not make any changes to our executive compensation program as a result of the say-on-pay vote. We currently expect our next say-on-pay vote (following the vote on Proposal 13 at this annual meeting) will be held at our 2027 annual meeting.

Summary Compensation Table

The following table presents information regarding the compensation paid to, or earned by, our named executive officers, Mr. Vance, Mr. O'Toole, Ms. Kelsey and Mr. Corbett, for the fiscal years ended December 31, 2025 and 2024.

Name and Position	Year	Salary	Bonus (1)	Option Awards (2)	All Other Compensation (3)		Total
Named Executive Officers:		($)	($)	($)	($)		($)
Cary Vance	2025	137,475	140,000	-	578		278,053
Interim Chief Executive Officer (8)	2024	-	-	-	-		-
David O'Toole	2025	490,916	98,600	887,000	55,749	(4)	1,532,265
Chief Financial Officer	2024	459,253	195,500	1,068,666	54,109	(5)	1,777,528
Nicole Kelsey	2025	458,455	91,800	384,366	22,806		957,427
Chief Legal and Compliance Officer, and Interim SVP, Human Resources	2024	228,475	95,625	784,700	179,390	(6)	1,288,190
James Corbett	2025	569,302	-	642,373	196,040	(7)	1,407,715
Former Chief Executive Officer (9)	2024	684,231	459,000	2,080,166	20,487		3,243,885

(1)
Amounts in this column represent the annual bonuses paid to our named executive officers for the applicable year.
(2)
Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with ASC 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. See Note 14, Share-Based Payment Plans to our Consolidated Financial Statements included in Part II, Item 8. “Financial Statements and Supplementary Data” for the assumptions used in determining the grant date fair value of option awards. The vesting of these option awards are subject to tenure related criteria.
(3)
Amounts in this column represent all other compensation for the covered fiscal year including the non-qualified deferred compensation employer match, 401(k) match, and fringe benefits such as commuting, accommodations and medical benefits, along with related taxes on grossed-up fringe benefits.
(4)
Amounts primarily relate to $29,415 of non-qualified deferred compensation employer match and $20,700 of the Company’s 401(k) employer match contribution.
(5)
Amounts primarily relate to $27,550 of non-qualified deferred compensation employer match and $21,000 of the Company’s 401(k) employer match contribution.
(6)
Amounts primarily relate to relocation assistance.
(7)
Amounts primarily relate to $117,000 in severance payments, $53,595 in vacation buy-out and $25,445 in the Company’s 401(k) employer match contribution and group term life insurance premiums.
(8)
Mr. Vance was appointed to the position of Interim Chief Executive Officer by the Board on October 16, 2025.
(9)
Mr. Corbett served as the Company’s Chief Executive Officer from January 1 through October 15, 2025.

Narrative Disclosure to Summary Compensation Table

Annual Base Salary

Our Board, upon recommendations from the Human Capital and Compensation Committee, reviews our named executive officers’ base salaries annually and may make adjustments based on its review and consideration of market data provided by its independent compensation consultant, Compensia. In January 2025, our Board approved merit salary increases, effective as of February 2025, for each of our named executive officers as follows:

Executive	2024 Base Salary ($)	2025 Base Salary ($)
James Corbett, former Chief Executive Officer	675,000	702,000
David O’Toole, Chief Financial Officer	460,000	493,000
Nicole Kelsey, Chief Legal and Compliance Officer	450,000	459,000

Annual Incentive Bonuses

Monetary incentive bonuses are generally paid annually and are designed to reward our executive officers based on the performance of the Company and their individual results. The target incentive bonus amount and the performance measures and targets for each executive officer are established in accordance with our Company’s annual bonus compensation practices. At the beginning of each fiscal year for which such bonus is paid, the Human Capital and Compensation Committee, in its discretion, considers our CEO’s recommendations, together with recommendations from Compensia, and independently reviews and recommends the total percentage achievement level for each member of the Company’s executive leadership team to the Board for review and approval.

The performance measures and targets for receiving the annual incentive bonus are intended to be measurable and quantifiable, and may include (but are not limited to) objectives such as (i) the Company meeting annual commercial revenue targets and achieving certain profitability levels, new product launch targets, and clinical testing goals, together with specific operational goals; and (ii) individual key performance indicators, determined for each member of the executive leadership team, according to each executive leader’s position. The annual incentive bonuses are intended to encourage the named executive officers to promote the sustainable growth and long-term success of the Company’s business. The actual amounts paid to our named executive officers with respect to their 2025 annual incentive bonuses are set forth in the Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers, as of December 31, 2025.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised unearned options		Option exercise price	Option expiration date	Number of unearned shares, units or other rights have not vested	Market or payout value of unearned shares, units or other rights have not vested ($) (1)
Cary Vance, Interim Chief	--	4,295	(2)	$8.73	1/21/2035	13,480 (9)	$46,506
Executive Officer	3,943	--	(3)	$9.51	6/5/2034
	5,610	1,482	(4)	$14.17	6/6/2033

David O'Toole, Chief Financial	--	150,000	(2)	$8.73	1/21/2035
Officer	41,667	83,333	(5)	$12.64	1/3/2034
	100,000	50,000	(6)	$17.00	6/15/2033

Nicole Kelsey, Chief Legal and	--	65,000	(2)	$8.73	1/21/2035
Compliance Officer, and Interim SVP, Human Resources	50,000	100,000	(7)	$7.72	7/1/2034

James Corbett, Former Chief	--	173,334	(8)	$8.73	1/21/2035
Executive Officer	116,667	116,667	(8)	$12.64	1/3/2034
	66,667	--		$14.17	6/6/2033
	169,722	--		$5.64	9/28/2032
	7,475	--		$12.18	12/22/2031

(1)
Amounts in this column are calculated by multiplying the closing market price of the Company’s stock of $3.45 as of December 31, 2025 by the number of shares or units of stock awards.
(2)
Vests in three equal annual installments beginning on January 21, 2026, subject to continued service on the applicable vesting date.
(3)
Vests in three equal annual installments beginning on June 5, 2025, subject to continued service on the applicable vesting date.
(4)
Vests in three equal annual installments beginning on June 6, 2024, subject to continued service on the applicable vesting date.
(5)
Vests in three equal annual installments beginning on January 3, 2025, subject to continued service on the applicable vesting date.

(6)
Vests in three equal annual installments beginning on June 15, 2024, subject to continued service on the applicable vesting date.
(7)
Vests in three equal annual installments beginning on July 1, 2025, subject to continued service on the applicable vesting date.
(8)
Per the terms of Mr. Corbett’s severance agreement, these options vested on January 3, 2026 and January 21, 2026.
(9)
Represents RSUs granted for Cary Vance’s service as a non-executive Director, of which 10,022 vest on January 21, 2026 and 3,458 vest on June 6, 2026.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our named executive officers. Our Board, upon recommendation by the Human Capital and Compensation Committee, approves these equity grants. We grant equity awards under our 2020 Omnibus Incentive Plan Amended and Restated (the “Incentive Plan”).

We use equity awards to compensate our named executive officers both in the form of initial grants, in connection with the commencement of employment, and annual grants. Annual grants of equity awards are typically approved by the Human Capital and Compensation Committee, which then submits them to the Board for approval, in January of each year. While we intend that the majority of stock awards to our employees be made pursuant to initial grants or our annual grant program, the Human Capital and Compensation Committee retains discretion to make equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances, as recommended by management or the Human Capital and Compensation Committee.

The Human Capital and Compensation Committee determines each executive officer’s annual equity grant taking into account a competitive market analysis (as prepared by Compensia, and using market data for each role), the recommendations of our Interim Chief Executive Officer based on his evaluation of their individual performance (except with respect to his own performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives.

In 2025, we granted equity awards in the form of stock options. Stock options are an important vehicle for tying executive pay to performance because they deliver future value only if the value of our Common Stock increases above the exercise price. The exercise price of each stock option grant is the fair market value of our common stock on the grant date.

In January 2025, our named executive officers, Mr. O’Toole and Ms. Kelsey, were each awarded an annual grant of stock options under our Incentive Plan of 150,000 and 65,000 stock options, respectively. These options vest in three equal annual installments beginning the first anniversary of the grant date. Mr. Vance received a grant of stock options and RSUs in 2025 for his service as a non-executive Director of the Board, serving as Chairman of the Board and Chairman of the Human Capital and Compensation Committee, as described further under “Director Compensation” above. Mr. Vance did not receive any equity awards in 2025 as compensation for his service as our Interim Chief Executive Officer since October 16, 2025.

For a description of the accelerated vesting applicable to our named executive officers’ stock awards, see “Employment Contracts” below.

Employment Contracts

The following table outlines the specified terms of the relevant employment contracts for the named executive officers of the Company. For compensation information of our named executives refer to the Summary Compensation Table above.

Role	Name	Contract Duration	Period of Notice (2) (3)	Termination payments provided for by contract (1)
Interim Chief Executive Officer (CEO)	Cary Vance	One year	Termination by the Company with or without Cause – No notice period. Termination by executive- with or without Good Reason - 90 days prior written notice.	accrued but unpaid salary, expenses, and bonus
Chief Financial Officer (CFO)	David O'Toole	Open ended contract	Termination by the Company or Executive with or without Cause – No notice period.	12 months base salary and continued healthcare benefits; 100% acceleration of stock options
Chief Legal and Compliance Officer (CLCO)	Nicole Kelsey	Open ended contract	Termination by the Company or Executive with or without Cause – No notice period.	12 months base salary and continued healthcare benefits; 100% acceleration of stock options
Former Chief Executive Officer (CEO)	James Corbett	Three years with automatic one-year extensions on each anniversary.	Termination by the Company with or without Cause – No notice period. Termination by executive- with or without Good Reason - 90 days prior written notice.	18 months base salary; 12 months continued healthcare benefits

(1)
Termination payments for the CFO and CLCO are triggered only in the event of employment termination for involuntary termination without cause or resignation for “Good Reason.”
(2)
“Cause” - For the CFO and CLCO, “Cause” is defined as (i) conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) participation in an act of fraud or theft against the Company; (iii) willful and material breach of any contractual, statutory, fiduciary, or common law duty owed to the Company including without limitation Section 4.1 of this Agreement; (iv) willful and repeated failure to satisfactorily perform job duties; or (v) any willful act that is likely to and which does in fact have the effect of injuring the reputation, business, or a business relationship of the Company.
(3)
“Good Reason” - For the CFO and CLCO, Good Reason is defined as (i) a material diminution in executive’s authority, duties, or responsibilities in effect at the time of this Agreement; (ii) any reduction in the Executive’s then current base salary; (iii) relocation of Executive’s principal place of work by a distance of fifty (50) miles or more from the Executive’s then current principal place of work without the Executive’s consent; (iv) material breach by the Company of any provision of this Agreement; provided, however, that the conduct described in the foregoing subsections (i) through (iv) will only constitute Good Reason if such conduct is not cured within thirty (30) days after the Company’s receipt of written notice from the Executive specifying the particulars of the conduct the Executive believes constitutes Good Reason.

Separation and Release Agreement with James Corbett

Pursuant to the terms of Mr. Corbett’s separation and release agreement, in connection with his termination from employment without cause, Mr. Corbett received a severance payment in an amount of $1,053,000, representing 18 months of his base salary being paid equally in 36 bi-monthly installments, as well as 12 months of healthcare continuation benefits. Mr. Corbett’s severance payments and benefits were subject to his execution and non-revocation of a release of claims in favor of the Company. Additionally, pursuant to Mr. Corbett’s separation and release agreement, he continued to provide services as a non-employee advisor to the Company through January 30, 2026; the vesting of his equity awards continued through such date, with the post-termination exercise period for any outstanding options expiring on July 30, 2026.

Executive Employment Agreement with Cary Vance

Pursuant to the Board appointing Mr. Vance as the Company’s Interim CEO, effective October 16, 2025, the Company entered into an executive employment agreement with Mr. Vance. Under that agreement, Mr. Vance receives a base salary at an annualized rate of $702,000 and was eligible for, and paid, a guaranteed cash bonus of $140,000 for the year ended December 31, 2025. In consideration of Mr. Vance’s continued service through October 16, 2026, Mr. Vance is eligible for a cash bonus at a target level equal to 80% of his base salary, prorated for his service through that date; 50% of that cash bonus is guaranteed at the target level, and the remaining 50% will be determined based on Mr. Vance’s achievement of certain performance metrics as established by the Board.

Retirement Benefits

Each of our eligible employees is offered the opportunity to participate in the Company’s 401(k) retirement savings plan (the “401(k) Plan”). Pursuant to our 401(k) Plan, all eligible employees (including our named executive officers) are provided with a means of saving for their retirement. We currently match all participating employee contributions up to a maximum of 6% of the participating employee’s annual compensation. The Company’s contribution vests over a two-year period following the participant employee’s first contribution, and annually thereafter.

In addition, the Company provides a deferred compensation plan (the “Deferred Compensation Plan”) to its eligible employees (including the Company’s named executive officers). Each participant employee may elect to defer a portion of his/her compensation (up to a maximum of 85% of base salary and 100% of bonus and equity awards). Participant employees elect the form and timing of distribution of the deferred compensation at the time that the participant employee enrolls in the Deferred Compensation Plan. Participant employees are always 100% vested in their deferral accounts and the Company matches any eligible employee contribution at a percentage scaled to such employee’s position with the Company.

Clawback Policy

We believe in maintaining best practices for our executive compensation program and maintain a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, in the event the Company is required to prepare a financial restatement, as defined and required by the applicable SEC rules and Nasdaq listing standards (implemented pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)), and which can be recovered from incentive-based compensation.

Equity Grant Practices

We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. During fiscal year 2025, we did not grant equity awards to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for grants to named executive officers in 2025.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid (or “CAP”) to our named executive officers and required financial performance measures.

Year[1]	Summary Compensation Table Total for Cary Vance ($)	Summary Compensation Table Total for James Corbett ($)	Compensation Actually Paid to Cary Vance[2] ($)	Compensation Actually Paid to James Corbett[2] ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers[2] ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)	Net loss (in thousands $)

2025	278,053	1,407,715	158,544	(2,171,519)	1,237,907	(353,075)	25.71	(48,587)
2024	-	3,243,885	-	3,549,524	1,584,838	1,354,307	95.38	(61,845)

1.
For 2025, the Principal Executive Officer (the “PEO”) is both Cary Vance and James Corbett. For 2024, the PEO is Mr. Corbett. For 2025, the non-PEO named executive officers are David O’Toole and Nicole Kelsey. For 2024, the non-PEO named executive officers are Mr. O’Toole, Ms. Kelsey, and Donna Shiroma.

2.
The following table details the applicable adjustments that were made to determine the CAP.

	2025			2024
	PEO Cary Vance ($)	PEO James Corbett ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Summary Compensation Table (SCT) Total	$278,053	$1,407,715	$1,237,907	$3,243,885	$1,584,838
Less Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	-	(642,373)	(635,683)	(2,080,166)	(902,766)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	41,049	261,246	172,407	2,925,622	809,172
Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(42,203)	(800,969)	(846,190)	(232,954)	(49,218)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	-	-	-	-	147,748
Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(118,355)	(503,422)	(281,515)	(306,862)	(235,466)
Less Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	-	(1,893,717)	-	-	-
Compensation Actually Paid (CAP) Total	$158,544	$(2,171,519)	$(353,075)	$3,549,524	$1,354,307

Relationship Between Pay and Financial Performance Measures

The following graph presents the relationship between the PEO(s)’ and average non-PEO named executive officers’ CAP and the Company’s cumulative indexed total shareholder return (“TSR”), in each case, for the fiscal years ended December 31, 2025 and 2024. TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested:

The following graph presents the relationship between PEO(s) and average non-PEO named executive officers’ CAP, and the Company’s net loss, for the periods presented.

Proposal 3

APPROVAL OF AN INCREASE TO MAXIMUM AGGREGATE ANNUAL CASH FEE POOL FROM WHICH THE NON-EXECUTIVE DIRECTORS OF THE COMPANY MAY BE PAID

Background

In accordance with ASX Listing Rule 10.17 and section 2.10 of the Company’s Bylaws, any proposed increase to the maximum aggregate annual cash fee pool from which non-executive Directors of the Company may be paid for their services as members of the Board must be approved by stockholders at an annual or special meeting of stockholders.

There are currently six non-executive Directors of the Company – Professor Crowe, Mr. Curnock Cook, Mr. McNamara, Ms. Reed, Dr. Tarnoff, and Mr. Woody. The current maximum aggregate annual cash fee pool from which all of the non-executive Directors of the Company may be paid for their services as members of the Board is US$750,000. The remuneration of each non-executive Director for the year ended December 31, 2025 is detailed in Part III, Item 10 of the FY25 10-K.

The purpose of this Proposal 3 is to approve an increase in the maximum aggregate annual cash fee pool from US$750,000 to US$900,000. This would represent an increase to the current cash fee pool of US$150,000. If approved, the amount of US$900,000 would be the total aggregate cash amount that could be paid to the non-executive Directors in any given year. The approval of this increase does not necessarily mean that the full aggregate annual cash fee pool of US$900,000 will be utilized. The current aggregate annualized rate of compensation for the non-executive Directors is US$612,500.

Reasons for the proposed increase

The current maximum aggregate annual cash fee pool of US$750,000 was last approved in 2021 by the Company’s stockholders at the Company’s annual meeting held on December 14, 2021 (United States). The Board considers that it is reasonable and appropriate at this time to seek stockholder approval for an increase in the maximum aggregate annual cash fee pool as these additional funds will enable the Company to continue to attract and retain Directors in an increasingly competitive environment.

The Board has further determined that the proposed amount of US$900,000 is a reasonable aggregate annual cash fee pool amount for a United States life sciences company that is dual-listed on Nasdaq and the ASX. The Board’s view is supported by Compensia, its independent compensation advisory firm that focuses on technology and life sciences companies. The Board has determined that this increase to its annual aggregate cash fee pool (to US$900,000) will allow it to continue its membership development efforts with remuneration at current market levels.

If this Proposal 3 is passed, the maximum aggregate annual cash fee pool from which non-executive Directors may be paid for their services as members of the Board will be US$900,000. If this Proposal 3 is not passed, the aggregate annual cash fee pool will remain at US$750,000, which may negatively impact the Board’s ongoing development efforts.

Recommendation

The Board recommends that stockholders vote FOR Proposal 3 for the reasons set out above.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal 3. Broker non-votes will have no effect on the voting for this Proposal 3.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 3 by or on behalf of any Director of the Company or their associates.

However, the Company need not disregard a vote cast in favor of Proposal 3 by:

•
a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with directions given to the proxy or attorney; or
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the chair to vote on the Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the Proposal; and
•
the holder votes on the Proposal in accordance with directions given by the beneficiary.

Proposals 4 – 11

APPROVAL OF THE GRANTS OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposals 4 – 11 seek the approval of stockholders under the relevant ASX Listing Rules described below for the grant to each of the Company’s non-executive Directors of both RSUs and options to acquire shares of Common Stock of the Company (the “Options” and together with the RSUs, the “NED Securities”) in the amounts set out in Tables 1 and 2 below. The Company’s current practice is to grant equity awards to the non-executive Directors of the Board, for issuance upon approval by the stockholders in the Company’s annual stockholders meeting, outside of the Incentive Plan (attached as Exhibit 10.55 to the FY25 10-K). This practice allows the Company to utilize the shares reserved under the Incentive Plan for granting equity-based compensation to the Company’s employees. The Board is of the view that the proposed grant of NED Securities to the non-executive Directors named below is a cost-effective method of remuneration that is aligned with market practice and is both reasonable and appropriate.

An RSU is an unfunded and unsecured contractual entitlement to receive one share of Common Stock of the Company subject to certain conditions. Upon the achievement of these conditions (“vesting”), each RSU will entitle its holder to be issued one fully paid share of Common Stock without monetary consideration. An option is a financial instrument that gives its holder the right, but not the obligation, to purchase a security at a certain exercise price, typically the closing price of the security on the day the option is granted, subject to vesting. Each option, upon vesting and payment of the applicable exercise price will entitle the holder to receive one fully paid share of Common Stock.

The Board engaged Compensia, its independent compensation advisory firm, to conduct its annual review of the Company’s compensation arrangements for non-executive Directors in fiscal year 2025. As part of its analysis, Compensia confirmed a peer group for the Company comprised of 18 U.S. based public companies of similar size, industry, revenue, and market capitalization using a rules-based approach. At a special joint meeting of the Board and its Human Capital and Compensation Committee on January 5, 2026, the Board resolved to approve the grants of NED Securities in these Proposals with a grant date of January 20, 2026 (the “Grant Date”), subject to stockholder approval. The Board previously established the governance practice that it would deliberate and resolve upon its annual remuneration in a standing joint meeting with the Human Capital and Compensation Committee every January, with any equity grants to be priced on the third Monday of each January (or the following day if such Monday falls on a holiday). The grants of NED Securities in Proposals 4 - 11 align with Compensia’s recommendations following its review of the Company’s non-executive Director compensation.

Consistent with common annual equity remuneration practices for non-executive Directors of U.S. public companies as reported by Compensia, Table 1 below reflects equity awards proposed for each non-executive Director for the fiscal year ending December 31, 2026 (the “Annual Grants”). Table 2 reflects awards proposed to be granted to the Company’s two new non-executive Directors who were appointed in August 2025 and January 2026, respectively (the “Initial Grants”). The material terms of the NED Securities are set forth under the heading “Material Terms of the NED Security Agreements.”

Table 1: NED Securities proposed to be granted as Annual Grants:

Set out below are details of the NED Securities proposed to be granted to each relevant non-executive Director if approved under Proposals 4, 5, 6, 7, 9, and 11 (as applicable).

Non-Executive Director	RSUs and Options(1) to be Granted	Vesting Schedule
Professor Suzanne Crowe	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Jeremy Curnock Cook	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Robert McNamara	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Jan Stern Reed	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Dr. Michael Tarnoff	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

Joseph Woody	• 22,214 RSUs	• RSUs vest 12 months from the Grant Date

	• 16,133 Options	• Options vest 12 months from the Grant Date with an expiration date of ten years from the Grant Date

(1)
The exercise price of $3.77 payable for each share of Common Stock upon exercise of the Options is the closing price of the Common Stock on Nasdaq on the Grant Date (January 20, 2026). The Options will be issued to each non-executive Director if their respective Proposal is approved at this Annual Meeting.

Table 2: NED Securities proposed to be granted as Initial Grants:

Set out below are details of the NED Securities proposed to be granted to each relevant non-executive Director if approved under Proposals 8 and 10 (as applicable).

Non-Executive Director	RSUs and Options(1) to be Granted	Vesting Schedule
Dr. Michael Tarnoff	• 26,250 RSUs	• RSUs vest 12 months from the date granted

	• 19,063 Options	• Options vest 12 months from the date granted with an expiration date of ten years from the date granted

Joseph Woody	• 40,547 RSUs	• RSUs vest 12 months from the date granted

	• 29,446 Options	• Options vest 12 months from the date granted with an expiration date of ten years from the date granted

(1)
The exercise price of $5.36 (for Dr. Tarnoff) and $3.47 (for Mr. Woody) payable for each share of Common Stock upon exercise of the Options is the closing price of the Common Stock on Nasdaq on the dates they were granted (August 6, 2025 for Dr. Tarnoff and January 5, 2026 for Mr. Woody). The Options will be issued to each non-executive Director if their respective Proposal is approved at this Annual Meeting.

Calculation of the number of NED Securities to be granted under the Annual Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of the non-executive Directors will be granted RSUs to acquire shares of Common Stock equal in value to $83,750 (as of the Grant Date) and options to acquire shares of Common Stock equal in value to $41,250 (as of the Grant Date).

The number of NED Securities to be granted to each of the non-executive Directors under the Annual Grants on the Grant Date was determined at a special joint meeting of the Board and its Human Capital and Compensation Committee on January 5, 2026, in accordance with the following formula:

In respect of the RSUs: R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive Director rounded down to the nearest whole RSU
A	means the amount of $83,750
B	means the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date

In respect of the options: O = X / Y1

where:

O	means the number of options to be issued to the relevant non-executive Director rounded down to the nearest whole option
X	means the amount of $41,250
Y	means the closing price of the Company’s shares of Common Stock on Nasdaq on the Grant Date

Calculation of the number of NED Securities to be granted under the Initial Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, Dr. Tarnoff and Mr. Woody will be granted RSUs to acquire shares of Common Stock equal in value to $140,700 (as of the date granted) and options to acquire shares of Common Stock equal in value to $69,300 (as of the date granted).

The number of NED Securities to be granted to Dr. Tarnoff as his Initial Grant was determined at the Board’s meeting on August 6th, 2025; the number of NED Securities to be granted to Mr. Woody as his Initial Grant was determined at a special joint meeting of the Board and its Human Capital and Compensation Committee on January 5, 2026. Each of these Initial Grants was determined in accordance with the following formula:

In respect of the RSUs: R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive Director rounded down to the nearest whole RSU
A	means the amount of $140,700
B	means the closing price of the Company’s shares of Common Stock on Nasdaq on the date granted

In respect of the options: O = X / Y1

where:

O	means the number of options to be issued to the relevant non-executive Director rounded down to the nearest whole option
X	means the amount of $69,300
Y	means the closing price of the Company’s shares of Common Stock on Nasdaq on the date granted

The NED Securities granted, and proposed to be issued, to each relevant non-executive Director are subject to stockholder approval and the terms and conditions of an RSU agreement (in respect of the RSUs) and an option agreement (in respect of the Options) between the relevant non-executive Director and the Company (the “NED Security Agreements”), the terms of which are summarized below.

Each of the Proposals 4 – 11 is a separate proposal to be considered by stockholders independently. In addition, Proposals 4 – 11 are not interdependent proposals, meaning that the approval of one proposal will not impact the outcome of another proposal (e.g., if Proposal 4 is not approved, this does not impact the ability of Proposal 5 to be approved). Accordingly, if only some of the Proposals 4 – 11 are approved by stockholders, those proposals that are approved will remain valid even if certain of the Proposals 4 – 11 are not approved by stockholders. Those non-executive Directors whose respective Annual Grants or Initial Grants are approved at the Annual Meeting (pursuant to the relevant proposal) will be entitled to be granted those NED Securities whereas those non-executive Directors whose respective Annual Grants or Initial Grants are not approved will not be entitled to be granted those NED Securities.

_____________________________

1 Subject to Black-Scholes modeling.

ASX Listing Rules 7.1 and 10.11

In addition to U.S. securities law requirements, the Company's grant and issuance of Equity Securities (as defined in ASX Listing Rule 19.12) is subject to ASX Listing Rules requirements. Specifically, ASX Listing Rule 7.1 prohibits a company from issuing more than 15% of its available securities in any twelve-month period without stockholder approval. Further, ASX Listing Rule 10.11 prohibits a company from issuing or agreeing to issue any Equity Securities to a related party, which includes a Director, without stockholder approval. Thus, stockholder approval of any of the Proposals 4 – 11 allows the Company to issue the NED Securities to the non-executive Directors in compliance with ASX Listing Rule 10.11, and any such issue will not be counted towards the placement capacity restriction under ASX Listing Rule 7.1.

Reasons for the grant of the NED Securities

The Board has approved the proposed grant of the NED Securities in order to promote ownership of the Company by the non-executive Directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The Board is of the view that the proposed grant of NED Securities to the non-executive Directors named below is a cost-effective method of remuneration that is aligned with market practice and is both reasonable and appropriate.

Material terms of the NED Security Agreements

In addition to the value, vesting schedules and other terms of the NED Securities noted in the tables above, the following is a summary of other material terms of the NED Security Agreements.

Option Agreements

a)
Grant Price: There is no consideration payable for the grant of the Options.
b)
Exercise Price: The exercise price payable for each share of Common Stock subject to the Option is as noted above, which was the closing price of the Common Stock on Nasdaq on the date on which the Option was granted.
c)
Method of payment of Exercise Price: Each non-executive Director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator (as defined in the agreement) under the AVITA Medical, Inc. Stock Option Grant Agreement (the “Option Agreement”). Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of Options by the grantee so that the grantee may exercise Options without making an upfront purchase of shares. The grantee exercises the Options, and then immediately sells enough shares of Common Stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of Common Stock.
d)
Option term: The Options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant Option), unless the relevant Option Agreement terminates earlier in connection with the non-executive Director no longer serving as a Director of the Company or in the event of a change of control occurring with respect to the Company.
e)
Shares of Common Stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of Common Stock (and not CDIs) may be issued to the non-executive Director.
f)
Vesting Conditions: The relevant vesting conditions for the Options (which are entirely time-based) are set out in Table 1 above. Once an Option has vested it may be exercised at any time during the Option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the Option Agreement.
g)
Lapsing on cessation as a Director: If a non-executive Director ceases to be a Director of the Company prior to the relevant expiration date of the Option (other than for cause), the unvested portion of the Director’s Options will automatically expire on the Director’s date of termination, and the vested portion of the Director’s Options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Human Capital and Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the Director’s death, if they die while serving as a Director or during the period provided in (i) or (ii).

If a non-executive Director ceases to be a Director of the Company prior to the relevant expiration date of the Option due to being terminated for cause, the Option will terminate and be forfeited immediately upon the Director’s termination, and the Director will be prohibited from exercising any portion (including any vested portion) of the Option on or after the date of termination. If the Director’s service as a non-executive Director of the Company is suspended pending an investigation as to whether the Director will be terminated for cause, all of the Director’s rights under the Option, including the right to exercise any vested Options, will be suspended during the investigation period.

h)
Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive Director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the Director’s ability as an Option holder to participate in new issues of shares of Common Stock (where a new issue is offered to existing holders of the Company’s shares of Common Stock) where it relates to the shares of Common Stock the subject of the Option and restrictions in relation to the amendment or modification of the terms of the Options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX).
i)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance and the exercise price and number and class of shares of Common Stock or type of security subject to the relevant Option grant will, subject to any required action by the Board or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Human Capital and Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Human Capital and Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class, or type of shares of Common Stock or securities that are subject to the Option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Human Capital and Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the Option grant without any payment.
j)
Minimum number of shares of Common Stock: The Options granted to each non-executive Director under the Option Agreement may be exercised on multiple occasions during the Option term, however the Company may impose a minimum number of shares of Common Stock in respect of which the Option may be exercised at any one time.
k)
Change in control: In the event that the Company is subject to a Change in Control (as that term is defined in the Option Agreement), any unvested portion of the relevant Option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)
Grant Price: There is no consideration payable for the grant of the RSUs.
b)
Vesting Conditions: The relevant vesting conditions for the RSUs (which are entirely time based) are set out in Tables 1 and 2; such vesting conditions only apply upon stockholder approval of the RSUs. The Company will issue or transfer shares of Common Stock to the non-executive Director on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU agreement) following the relevant vesting date of the RSUs.
c)
Lapsing on cessation as a Director: If a non-executive Director’s continuous service as a non-executive Director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive Director to such RSUs will immediately terminate without payment of any consideration to the non-executive Director.
d)
Adjustment of shares of Common Stock: If the number of the Company’s outstanding shares of Common Stock is changed or the value of the Company’s shares of Common Stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of Common Stock or type of security reserved for issuance under an RSU will, subject to any required action by the Board or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all Applicable Laws (as defined in the RSU agreement), be proportionately adjusted or adjusted in such manner as the Company’s Human Capital and Compensation Committee determines to be equitably required, provided that fractions of a share of Common Stock will not be issued. In this respect, where the ASX Listing Rules apply, the Human Capital and Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of Common Stock or securities that are subject to the RSU grant and such other adjustments as are appropriate at the discretion of the Human Capital and Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment.

e)
Change in control: In the event that the Company is subject to a Change in Control (as that term is defined in the RSU agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the NED Security Agreements based on U.S. federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on Proposals 4 – 11 and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no U.S. income tax consequences for the Company or the Option holder upon the grant of a non-statutory stock Option. In general, when a non-statutory stock Option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock for which the Option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of Common Stock acquired from exercising an Option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of Common Stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of Common Stock for more than a year after the exercise of the Option, or otherwise a short-term capital gain (or loss).

RSUs do not have U.S. tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of Common Stock issued to them. Upon the sale of shares of Common Stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of Common Stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of Common Stock for more than one year after realizing income attributable to the shares of Common Stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (the “IRS Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the IRS Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•
(ASX Listing Rule 10.13.1): The NED Securities have been granted, and are proposed to be issued, to the Company’s non-executive Directors, namely Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, Dr. Michael Tarnoff, and Joseph Woody.
•
(ASX Listing Rule 10.13.2): Each of Professor Suzanne Crowe, Jeremy Curnock Cook, Robert McNamara, Jan Stern Reed, Dr. Michael Tarnoff, and Joseph Woody are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.
•
(ASX Listing Rule 10.13.3): The number and class of securities granted and proposed to be issued to each relevant non-executive Director is set out in Tables 1 and 2 above.
•
(ASX Listing Rule 10.13.4 and 10.13.9): The securities granted and proposed to be issued under Proposals 4 – 11 (inclusive) are the NED Securities, comprised of RSUs and options to acquire fully paid shares of Common Stock, in accordance with the material terms of the NED Security Agreements. The material terms of the NED Securities and Agreements are set out above.
•
(ASX Listing Rule 10.13.5): Any NED Securities granted, and proposed to be issued, to the relevant non-executive Directors, if approved under Proposals 4 – 11, will be issued on the date of the Annual Meeting, as planned, or if quorum is not achieved and postponement is required to achieve quorum, then the date of the postponed Annual Meeting, if the proposed grants to the non-executive Directors are approved at the Annual Meeting (and in any event, no later than one month after the date of the Annual Meeting).

•
(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the Common Stock to be issued or transferred upon the vesting of the RSUs) or the Options, other than the continued provision of non-executive Director services by the non-executive Directors. In relation to the Options, once vested and upon exercise, the relevant non-executive Director will be required to pay the exercise price. The exercise price for each share of Common Stock to be issued under each Option is the closing price of the Common Stock on Nasdaq on the date the Options were granted.
•
(ASX Listing Rule 10.13.7): As noted above, the purpose of the grant of the NED Securities proposed to be issued is to promote ownership of the Company by the non-executive Directors and to align their interests with stockholders by linking part of their compensation to the financial performance of the Company and its long-term success.
•
(ASX Listing Rule 10.13.8): The details of each non-executive Director’s current total remuneration package (in U.S. dollars) are set out below.

Non-Executive Director’s Current Total Cash Remuneration Table (as of December 31, 2025):

	Board Member	Board Chair / Lead Independent Director	Audit Committee Chair	Audit Committee Member	Human Capital and Compensation Chair	Human Capital and Compensation Member	Nominating and Corporate Governance Chair	Nominating and Corporate Governance Member	Total
Jan Stern Reed (1)	$70,000	$7,292	$-	$10,000	$-	$7,500	$10,000	$-	$104,792
Professor Suzanne Crowe	70,000	-	-	10,000	-	7,500	-	5,000	92,500
Jeremy Curnock Cook	70,000	-	-	10,000	-	7,500	-	5,000	92,500
Robert McNamara	70,000	-	20,000	-	-	7,500	-	5,000	102,500
Lou Panaccio (2)	70,000	20,980	-	10,000	-	7,500		5,000	113,480
Dr. Michael Tarnoff (3)	25,250	-	-	3,541	2,308	-	-	1,771	32,870
Cary Vance (4)	59,596	6,728	-	8,333	12,692	-	-	4,167	91,516

(1)
Ms. Reed was appointed by the Board to serve as Lead Independent Director on October 16, 2025.
(2)
Mr. Panaccio resigned as Chairman of the Board of Directors in its third quarter 2025 meeting on August 6, 2025, with December 31, 2025 as his last day of service.
(3)
Dr. Tarnoff was appointed to the Board on August 6, 2025 and appointed Human Capital and Compensation Committee Chair on November 5, 2025.
(4)
Mr. Vance was appointed Chairman of the Board in its third quarter 2025 meeting on August 6, 2025. Mr. Vance was appointed as our Interim CEO on October 16, 2025. While he maintained his position as Chairman of the Board, as an executive Director, he ceased receiving compensation for his service on our Board as of that date.

Recommendations

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal 4) recommends that stockholders vote “FOR” Proposal 4.

The Board (other than Jeremy Curnock Cook, who abstains given his personal interest in Proposal 5) recommends that stockholders vote “FOR” Proposal 5.

The Board (other than Robert McNamara, who abstains given his personal interest in Proposal 6) recommends that stockholders vote “FOR” Proposal 6.

The Board (other than Jan Stern Reed, who abstains given her personal interest in Proposal 7) recommends that stockholders vote “FOR” Proposal 7.

The Board (other than Dr. Michael Tarnoff, who abstains given his personal interest in Proposal 8) recommends that stockholders vote “FOR” Proposal 8.

The Board (other than Dr. Michael Tarnoff, who abstains given his personal interest in Proposal 9) recommends that stockholders vote “FOR” Proposal 9.

The Board (other than Joseph Woody, who abstains given his personal interest in Proposal 10) recommends that stockholders vote “FOR” Proposal 10.

The Board (other than Joseph Woody, who abstains given his personal interest in Proposal 11) recommends that stockholders vote “FOR” Proposal 11.

As noted above, Proposals 4 – 11 (inclusive) are not interdependent proposals. Accordingly, if only some of Proposals 4 – 11 are approved by stockholders, those proposals that are approved will remain valid even if certain of Proposals 4 – 11 are not approved by stockholders. If this occurs, those non-executive Directors who have the grant of any NED Securities to them approved will be granted those NED Securities. Those non-executive Directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposals 4 – 11 requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal. Abstentions will have the same effect as votes “AGAINST” these Proposals 4 - 11. Broker non-votes will have no effect on the voting for these Proposals 4 - 11.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•
Proposal 4 by or on behalf of Professor Suzanne Crowe or any of her associates;
•
Proposal 5 by or on behalf of Jeremy Curnock Cook or any of his associates;
•
Proposal 6 by or on behalf of Robert McNamara or any of his associates;
•
Proposal 7 by or on behalf of Jan Stern Reed or any of her associates;
•
Proposals 8 or 9 by or on behalf of Dr. Michael Tarnoff or any of his associates;
•
Proposals 10 or 11 by or on behalf of Joseph Woody or any of his associates;

and any other person who will obtain a material benefit as a result of the issue of the securities under the relevant Proposal (except a benefit solely by reason of being a holder of the Company’s shares of Common Stock (or CDI(s))).

However, the Company need not disregard a vote cast in favor of any of Proposals 4 – 11 by:

•
a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney; or
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
•
the holder votes on the relevant proposal in accordance with directions given by the beneficiary to the holder.

Proposal 12

ADVISORY VOTE ON OUR NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies (known as the “say-on-pay” vote). The Board believes that the Company’s compensation policies and procedures are aligned with the long-term interests of its stockholders. As described in the Executive Compensation discussion above, the Company believes that its compensation program is designed to support its long-term business strategies and create stockholder value through its pay-for-performance program. You are encouraged to read this Executive Compensation discussion for additional details on the Company’s executive compensation, including its philosophy and objectives, and the 2025 compensation of its named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse the Company’s executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables, and narrative discussion contained in this Proxy Statement is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board and the Human Capital and Compensation Committee value the opinions of the Company’s stockholders and will consider the outcome of the vote when making future compensation decisions for its named executive officers. The Company submits this “say-on-pay” proposal to stockholders on an annual basis.

Vote Required

This non-binding, advisory approval of the compensation of our named executive officers, as disclosed in the Executive Compensation discussion section in this Proxy Statement, requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas broker non-votes will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal 13

ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO, OR THREE YEARS) OF FUTURE ADVISORY VOTES TO APPROVE OF EXECUTIVE COMPENSATION.

The Dodd-Frank Act also provides stockholders with the opportunity to vote, on an advisory basis, as to the frequency of stockholder advisory “say-on-pay” votes such as that detailed in Proposal 12 above. You may abstain from voting, or you may select a recommendation as to the frequency of such votes: every one year, two years, or three years. This non-binding advisory vote gives you as a stockholder the opportunity to select a frequency of “say-on-pay” votes.

As an advisory vote, this proposal is non-binding. However, the Board and the Human Capital and Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of “say-on-pay” votes. Nevertheless, the Board may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the shareholders.

The Board has considered this matter and has determined that a non-binding advisory vote on executive compensation every year is appropriate to provide stockholders the opportunity to inform the Company of their opinion of our approach to compensation policies and practices, after having sufficient time to observe its impact on our business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the affirmative vote of the holders of a majority of the voting power of Common Stock present in person or represented by proxy at the Annual Meeting will be approved on a non-binding, advisory basis. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas broker non-votes will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote of “ONE YEAR” with respect to the advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

Proposal 14

APPROVAL OF THE AGREEMENT TO ISSUE A WARRANT OR WARRANTS COVERING UP TO 650,000 SHARES OF COMMON STOCK OF THE COMPANY IN CONNECTION WITH THE CREDIT AGREEMENT AND GUARANTY BETWEEN THE COMPANY AND PERCEPTIVE CREDIT HOLDINGS V, LP

On December 9, 2025, the Board approved the Company’s negotiation of and entry into a credit facility to refinance its existing debt. On January 13, 2026 (the “Closing Date”), the Company entered into a Credit Agreement and Guaranty (the “Credit Agreement”) by and among the Company, as borrower, AVITA Medical Americas, LLC, a wholly-owned subsidiary of the Company, as guarantor, and Perceptive Credit Holdings V, LP as a lender and the administrative agent (the “Lender”). The Credit Agreement provides for a five-year senior secured credit facility in an aggregate principal amount of up to $60 million (the “Loan Facility”), of which (i) $50 million was funded on the Closing Date (the “Initial Commitment Amount”) and (ii) $10 million will be made available, at our discretion by notice to the Lender on or before March 31, 2027, subject to satisfaction of a certain net revenue requirement (the “Additional Commitment Amount”). On the Closing Date, simultaneously with closing on the Initial Commitment Amount, we repaid in full and terminated all of the obligations (other than previously issued warrants) under the prior credit agreement between the Company and ORCO IV, LLC. The Credit Agreement’s terms are materially more favorable than those of the prior credit agreement; in particular, the trailing twelve-month revenue covenants and the minimum cash balance covenant are less restrictive. The Credit Agreement’s terms, reviewed and approved by our Board, are better aligned with our operating trajectory.

A copy of the Credit Agreement is contained in Annexure A to this Proxy Statement and was previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on January 13, 2026 and lodged on ASX on January 15, 2026.

Under the Credit Agreement, the Company is obligated to use reasonable best efforts to seek stockholder approval to issue a warrant covering 500,000 shares of the Common Stock to the Lender (the “Initial Warrant”). In the event the Company elects to borrow the Additional Commitment Amount, the Company is obligated to issue an additional warrant covering 150,000 shares of the Common Stock (the “Additional Warrant” and, together with the Initial Warrant, the “Warrants”). So long as the Company issues the Initial Warrant by September 30, 2026, the exit fee of $2,000,000 that the Company would otherwise be obligated to pay upon repayment of the Loan Facility will be reduced to $0. If the Company fails to issue the Initial Warrant before November 30, 2026, the Company will be in default of the Credit Agreement, and the Lender may immediately terminate the Loan Facility and demand immediate and complete repayment of all amounts borrowed or otherwise owing thereunder.

If the Initial Warrant is issued, upon exercise by Perceptive, the total number of shares of Common Stock issued and outstanding will increase by 500,000 shares. If the Additional Warrant is issued, the total number of shares of Common Stock issued and outstanding will be increased by an additional 150,000 shares when Perceptive exercises the Additional Warrant. As of December 31, 2025, with total issued and outstanding shares of 30,571,662 of Common Stock, the existing stockholders will be diluted by approximately 1.6% if the Initial Warrant is issued to, and exercised by, Perceptive. If the Additional Warrant is issued to, and exercised by, Perceptive, based on the total issued and outstanding shares of Common Stock as of December 31, 2025, and the assumption that the Initial Warrant is issued to, and exercised by, Perceptive, the existing stockholders will be diluted by approximately an additional 0.5%. If Perceptive elects to exercise the Warrants on a cash basis, the Company will use funds received from such exercise for general corporate purposes.

For the reasons explained above, the Board believes that the Credit Agreement (together with the issuance of the Warrants) positions the Company for long-term success. The trailing twelve-month revenue covenants, together with the minimum cash covenant, allow the Company to focus on operating discipline and execution. The Company is seeking stockholder approval of the issuance of the Initial Warrant and, if needed, the Additional Warrant, in order to comply with, and continue to benefit from, the terms of the Credit Agreement. Any such issuance would be subject to the ASX Listing Rules explained below.

ASX Listing Rules

In addition to U.S. securities law requirements, the Company's issuance of Equity Securities is also subject to ASX Listing Rule requirements.

Subject to certain exceptions, ASX Listing Rule 7.1 limits the amount of Equity Securities that a company can issue without the approval of stockholders over any 12-month period to 15% of the fully paid Equity Securities it had on issue at the start of that period. The Warrants sought to be issued under the Credit Agreement do not fit within any of these exceptions and the Company currently does not have the capacity to issue further Equity Securities without stockholder approval under ASX Listing Rule 7.1. In order to fulfill its obligation under the Credit Agreement to issue the Warrants to the Lender, the Company needs to be able to issue Equity Securities in accordance with the timing outlined above.

This Proposal 14 seeks stockholder approval to issue the Warrants under the Credit Agreement for the purposes of ASX Listing Rule 7.1.

If this Proposal 14 is approved by the stockholders, the Company will issue the Initial Warrant and, if needed, the Additional Warrant, in accordance with the terms of the Credit Agreement. As set forth above, if the Initial Warrant is issued, upon exercise by Perceptive, the total number of shares of Common Stock issued and outstanding will increase by 500,000 shares. If the Additional Warrant is issued, the total of number of shares of Common Stock issued and outstanding will be increased by an additional 150,000 shares when Perceptive exercises the Additional Warrant. As of December 31, 2025, with total issued and outstanding shares of 30,571,662 of Common Stock, the existing stockholders will be diluted by approximately 1.6% if the Initial Warrant is issued to, and exercised by, Perceptive. If the Additional Warrant is issued to, and exercised by, Perceptive, based on the total issued and outstanding shares of Common Stock as of December 31, 2025, and the assumption that the Initial Warrant is issued to, and exercised by, Perceptive, the existing stockholders will be diluted by approximately an additional 0.5%. If Perceptive elects to exercise the Warrants on a cash basis, the Company will use funds received from such exercise for general corporate purposes.

In addition, the Common Stock issued pursuant to the Warrants will be excluded from the calculation of the number of Equity Securities that the Company can issue without stockholder approval under ASX Listing Rule 7.1.

If this Proposal 14 is not approved by the stockholders, and the stockholders do not approve the issuance of the Initial Warrant before November 30, 2026, the Company will be in default of the Credit Agreement and owe an additional $2,000,000 exit fee to the Lender, as described above.

ASX Listing Rule 7.3 and ASX Guidance Note 21

For the purposes of ASX Listing Rule 7.3 and ASX Guidance Note 21, the following information is provided:

Names of the persons to whom the Company is proposing to issue securities	Perceptive Credit Holdings V, LP

The number and class of securities issued	Warrants covering up to 650,000 shares of Common Stock (equivalent to 3.25M CDIs)

Date of issue	The Initial Warrant will be issued no later than three months after the date of the Annual Meeting

Issue price of other consideration the Company has received for the securities	The Warrants are being issued as part of the consideration for the Loan Facility provided by the Lender under the Credit Agreement

The purpose of the issue	To comply with the terms of the Credit Agreement, as announced to the ASX on January 15, 2026

Who can exercise the securities	Perceptive Credit Holdings V, LP or its permitted assigns

The Initial Warrant is exercisable at any time from its issue date until 5:00 p.m. Eastern time on the tenth anniversary of that date

When the securities can be exercised	The Additional Warrant is exercisable at any time from the “Tranche B Term Loan Borrowing Date” as defined under the Credit Agreement until 5:00 p.m. Eastern time on the tenth anniversary of that date

Exercise may occur on any trading day during the applicable exercise period, in whole or in part

The price at which the securities convert	If issued, the exercise price will be the lower of two 10-day VWAPs:
(i) the 10-day VWAP ending on the business day immediately

prior to the Closing Date (i.e., 13 January 2026); and
(ii) the 10-day VWAP ending on the business day immediately prior to the Warrant issuance date

In addition, if and when the Warrants are issued, the exercise price is subject to adjustment for dilutive share distributions below the then-current exercise price, calculated using a weighted average formula set forth in the Credit Agreement

Vote Required

Approval of this Proposal 14 requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal 14. Broker non-votes will have no effect on the voting for this Proposal 14.

Board Recommendation

The Board recommends that stockholders vote in favor of this Proposal 14 so that the Company can comply with its obligations under the Credit Agreement and comply with ASX Listing Rule 7.1.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of this Proposal by, or on behalf of, the Lender or its associates.

However, the Company need not disregard a vote cast in favor of the Proposal by:

•
a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with the directions given to the proxy or attorney for a person who is entitled to vote on the Proposal in that way;
•
the chair of the Annual Meeting, as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the chair to vote on the Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary, provided the following conditions are met:
•
the beneficiary provides written confirmation to the stockholder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the Proposal; and
•
the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal 15

APPROVAL OF A 10% INCREASE TO THE COMPANY’S PLACEMENT CAPACITY UNDER ASX LISTING RULE 7.1A

Subject to certain exceptions, ASX Listing Rule 7.1 limits the amount of Equity Securities that a listed company can issue without the approval of its stockholders over any 12-month period to 15% of the fully paid Equity Securities it had on issue at the start of that period. However, ASX Listing Rule 7.1A provides that an “eligible entity” may seek stockholder approval, by way of special resolution passed at an annual meeting of its stockholders, to increase this 15% limit by an extra 10% to 25% (the “Additional 10% Placement Capacity”).

Proposal 15 seeks stockholder approval by a special resolution to provide the Company the authorization to issue Equity Securities under the Additional 10% Placement Capacity during the Additional 10% Placement Period (as defined below) without stockholder approval. The number of Equity Securities to be issued under the Additional 10% Placement Capacity will be determined at the date of the issuance of such Equity Securities, in accordance with the formula set forth in ASX Listing Rule 7.1A.2.

If Proposal 15 is passed, the Company will be able to issue Equity Securities up to the combined 25% limit in accordance with ASX Listing Rules 7.1 and 7.1A (subject to certain restrictions) without further stockholder approval during the Additional 10% Placement Period.

If Proposal 15 is not passed, the Company will not be able to access the Additional 10% Placement Capacity and will remain subject to the 15% limit on issuing Equity Securities without stockholder approval under ASX Listing Rule 7.1.

ASX Listing Rule 7.1A

(1)
Eligible Entity

An “eligible entity” for the purposes of ASX Listing Rule 7.1A is an entity which is not included in the S&P/ASX 300 Index and which has a market capitalization (excluding restricted securities and securities quoted on a deferred settlement basis) equal to or less than A$300 million.

As of the Record Date, the Company’s market capitalization was A$172.2 million and is not included in the S&P/ASX 300 Index and therefore, as an “eligible entity”, the Company is eligible to undertake an additional 10% placement under ASX Listing Rule 7.1A. If at the time of the Annual Meeting the Company is no longer an eligible entity, this Proposal 15 will be withdrawn.

(2)
Special resolution

Proposal 15 is required to be passed as a special resolution, and therefore, requires approval of at least 75% of the votes cast by stockholders present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

(3)
Type of Equity Securities which may be issued

Any Equity Securities issued under the Additional 10% Placement Capacity must be in the same class as an existing quoted class of Equity Securities of the Company and issued for cash consideration. As at the date of this Proxy Statement, the Company has on issue one quoted class of Equity Securities on the ASX, being CDIs.

(4)
Number of Equity Securities which may be issued

Based on the number of Equity Securities on issue at the date of this Proxy Statement, the Company will have 30,776,689 Equity Securities on issue and therefore, subject to stockholder approval being obtained under this Proposal 15, 7,694,172 Equity Securities will be permitted to be issued in accordance with ASX Listing Rule 7.1A. Stockholders should note that the calculation of the number of Equity Securities permitted to be issued under the Additional 10% Placement Capacity is a moving calculation and will be based on the formula set out in ASX Listing Rule 7.1A.2 at the time of issue of the Equity Securities.

That formula is:

(A x D) – E

A is the number of Equity Securities on issue 12 months immediately preceding the date of issue or agreement (the period between that date and the date of the issue or agreement being the “Relevant Period”):

•
plus the number of fully paid Equity Securities issued in the Relevant Period under an exception in ASX Listing Rule 7.2 other than exceptions 9, 16 or 17;
•
plus the number of fully paid Equity Securities issued in the Relevant Period on the conversion of convertible securities within ASX Listing Rule 7.2 exception 9 where:
•
the convertible securities were issued or agreed to be issued before the commencement of the relevant period; or
•
the issue of, or agreement to issue, the convertible securities was approved or taken under the ASX Listing Rules to have been approved, under ASX Listing Rules 7.1 or 7.4;
•
plus the number of Equity Securities issued in the Relevant Period under an agreement to issue securities within ASX Listing Rule 7.2 exception 16 where:
•
the agreement was entered into before the commencement of the Relevant Period; or
•
the agreement or issue was approved, or taken under these rules to have been approved, under ASX Listing Rules 7.1 or 7.4;
•
plus the number of fully paid Equity Securities issued in the Relevant Period with approval of holders of Equity Securities under ASX Listing Rules 7.1 and 7.4;
•
plus the number of partly paid Equity Securities that become fully paid in the Relevant Period; and
•
less the number of fully paid Equity Securities cancelled in the Relevant Period.

Note that ‘A’ has the same meaning in ASX Listing Rule 7.1 when calculating an entity's 15% placement capacity.

D is 10%; and

E is the number of Equity Securities issued or agreed to be issued under ASX Listing Rule 7.1A.2 in the Relevant Period where the issue or agreement to issue has not been subsequently approved by stockholders under ASX Listing Rule 7.4.

(5)
Interaction with ASX Listing Rule 7.1

The Additional 10% Placement Capacity under ASX Listing Rule 7.1A is in addition to the Company’s 15% placement capacity under Listing Rule 7.1. Therefore, approval of this Proposal 15 will enable the Company to issue securities under the Additional 10% Placement Capacity (in accordance with ASX Listing Rule 7.1A) without using its standard 15% placement capacity under Listing Rule 7.1.

Specific information required by ASX Listing Rule 7.3A

Pursuant to and in accordance with ASX Listing Rule 7.3A, the following information is provided in relation to the Additional 10% Placement Capacity:

(1)
Approval period

If Proposal 15 is passed, the Additional 10% Placement Capacity will be valid during the period from the date of the Annual Meeting and will expire on the earlier of:

•
the date that is 12 months after the date of the Annual Meeting;
•
the time and date of the Company's next annual stockholders meeting; and
•
the time and date on which the Company receives approval by its stockholders for a transaction under ASX Listing Rule 11.1.2 (significant change to nature or scale of activities) or 11.2 (change involving main undertaking), (the “Additional 10% Placement Period”).

(2)
Minimum issue price

The Equity Securities to be issued under the Additional 10% Placement Capacity must be not less than 75% of the volume-weighted average price for the Company’s Equity Securities over the 15 days on which trades in that class were recorded (“Trading Days”) immediately before:

•
the date on which the issue price for the Equity Securities is agreed by the Company and the recipient of the Equity Securities; or
•
if the Equity Securities are not issued within 10 Trading Days of the date in paragraph (i) above, the date on which the Equity Securities are issued.

The Company will disclose this information when Equity Securities are issued under the Additional 10% Placement Capacity.

(3)
Purpose for which funds raised by an issue of Equity Securities under ASX Listing Rule 7.1A may be used

As noted above, the Company may only issue Equity Securities under the Additional 10% Placement Capacity for cash consideration. Accordingly, every issue of Equity Securities under ASX Listing Rule 7.1A.2 will have an accompanying proposed use of funds at the time of issue.

As of the date of this Proxy Statement, no decision has been made by the Company to undertake any issue of Equity Securities under the Additional 10% Placement Capacity if the stockholders approve this Proposal 15. However, if the stockholders approve this Proposal 15 and the Company raises funds from the issue of Equity Securities under the Additional 10% Placement Capacity, the Company considers that the funds may be used for any one or more of the following purposes:

•
general working capital expenses;
•
investment in research and development activities;
•
investment in sales and marketing initiatives to grow market share; and
•
acquisition and investment in new assets (including associated expenses).

The Company will disclose this information when Equity Securities are issued under the Additional 10% Placement Capacity.

(4)
Economic and voting dilution risks

If this Proposal 15 is approved, and the Company issues Equity Securities under the Additional 10% Placement Capacity, the existing stockholders’ economic and voting interests in the Company will be diluted. There is also a risk that:

•
the market price for the Company’s Equity Securities in the class of securities issued under the Additional 10% Placement Capacity may be significantly lower on the issue date than on the date that the Additional 10% Placement Capacity was approved (i.e., the date of the Annual Meeting); and
•
the Equity Securities may be issued under the Additional 10% Placement Capacity at a price that is at a discount to the market price of the Company’s Equity Securities as of the issue date.

Such market price variation or discount may have an effect on the amount of funds raised from the issue of the Equity Securities.

As required by ASX Listing Rule 7.3A.4, the table below illustrates the potential dilution of existing stockholders on the basis of three different assumed issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2 as at the date of the Proxy Statement (“Variable A”). This table shows:

•
two examples where Variable A has increased by 50% and 100% respectively. Variable 'A' is based on the number of Equity Securities the Company has on issue as at the date of this Proxy Statement. The number of Equity Securities on issue may increase as a result of issues of Equity Securities that do not require stockholder approval (e.g., a pro rata entitlement offer or securities issued under a takeover offer) or future specific placements under ASX Listing Rule 7.1 that are approved at a future general meeting; and
•
two examples of where the issue price of Equity Securities has decreased by 50% and increased by 50%, respectively, as against the market price as of the Record Date.

	50% Decrease in Issue Price		Issue Price		100% Increase in Issue Price
Number of Securities on Issue (Variable A)	Shares Issued (10% Voting Dilution)	Funds Raised (A$)	Shares Issued (10% Voting Dilution)	Funds Raised (A$)	Shares Issued (10% Voting Dilution)	Funds Raised (A$)
30,776,689	3,077,669	8,609,642	3,077,669	17,219,284	3,077,669	34,438,568
(Current)
46,165,034	4,616,503	12,914,463	4,616,503	25,828,926	4,616,503	51,657,852
(50% Increase)
61,553,378	6,155,338	17,219,284	6,155,338	34,438,568	6,155,338	68,877,135
(100% Increase)

Notes:

•
There are currently 30,776,689 Equity Securities on issue as of the Record Date.
•
The issue price used is the closing price of the Equity Securities on the ASX as of the Record Date.
•
The table assumes that the Company issues the maximum possible number of Equity Securities under the Additional 10% Placement Capacity.
•
The table assumes that the Company has not issued any Equity Securities in the 12 months prior to the Annual Meeting that were not issued under an exception in ASX Listing Rule 7.2, with approval under ASX Listing Rule 7.1, or as ratified under ASX Listing Rule 7.4.
•
The issue of Equity Securities under the Additional 10% Placement Capacity consists only of CDIs and the consideration provided for those CDIs is cash. It is assumed that no Options are exercised into CDIs before the date of issue of the Equity Securities. If the issue of Equity Securities includes new Options, it is assumed that those new Options are exercised into CDIs for the purpose of calculating the voting dilution effect on existing stockholders.
•
The calculations do not show the dilution that any one particular stockholder will be subject to. All stockholders should consider the dilution caused to their own shareholding depending on their specific circumstances.
•
This table does not show any dilution pursuant to the issue of Equity Securities under the Company's standard 15% placement capacity under ASX Listing Rule 7.1.
•
This table does not show any dilution pursuant to ratification under ASX Listing Rule 7.4.
•
The "shares issued" reflects the aggregate percentage dilution against the issued share capital at the time of issue.

(5)
Allocation policy

The Company's allocation policy and the identity of the recipients of the Equity Securities to be issued under the Additional 10% Placement Capacity will depend on a number of factors and will be determined on a case-by-case basis at the Company's discretion.

No decision has been made in relation to an issue of Equity Securities under the Additional 10% Placement Capacity, including whether the Company will engage with new investors or existing stockholders (including the identities of any such persons).

However, when determining the allocation policy and the identity of the recipients, the Company will consider:

•
prevailing market conditions;
•
the purpose for the issue of the Equity Securities;
•
the financial position and likely future capital requirements of the Company;
•
the impact of any placement on the control of the Company;
•
the structure and timeframe of other methods of raising capital available to the Company (including but not limited to a pro rata entitlement offer or share purchase plan offer); and
•
advice from corporate, financial and investment advisers (if applicable).

Recipients may include existing stockholders or new investors, but not persons who are related parties who would otherwise require stockholder approval under ASX Listing Rule 10.11.

(6)
Previous approval and issues under ASX Listing Rule 7.1A

The Company has not previously sought stockholder approval under ASX Listing Rule 7.1A, and therefore, has not issued or agreed to issue Equity Securities under ASX Listing Rule 7.1A in the 12 months preceding the date of the Annual Meeting.

Vote Required

Approval of this Proposal 15 requires the affirmative vote of the holders of 75% of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal. Abstentions will have the same effect as votes “AGAINST” this Proposal 15. Broker non-votes will have no effect on the voting for this Proposal 15.

Board Recommendation

The Board recommends that stockholders vote in favor of this Proposal 15.

The Board unanimously recommends that you vote “FOR” the Additional 10% Placement Capacity as described herein. Proxy holders and CDN will vote as directed on the Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders) or, if no direction is made in a duly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders), “FOR” the Additional 10% Placement Capacity. However, brokers who are members of a U.S. national securities exchange may not vote or submit instructions to the proxy holders or CDN if the beneficial owner of the shares has not given instructions. The Additional 10% Placement Capacity requires the affirmative vote of 75% of votes cast by stockholders present or represented by proxy at Meeting and entitled to vote on the Additional 10% Placement Capacity.

Voting exclusion

No voting exclusion statement is included for Proposal 15 because the Company is not proposing any issues of Equity Securities under ASX Listing Rule 7.1A as of the date of this Proxy Statement.

OTHER MATTERS

The Board does not know of any matters other than those mentioned above to be presented at the Annual Meeting.

ANNUAL REPORT

The Company’s Form 10-K for the year ended December 31, 2025, including audited financial statements, is available at the Company’s website at www.avitamedical.com and is also available on the SEC’s website at www.sec.gov. The Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED THE COMPANY’S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 9, 2026. ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CALIFORNIA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be considered for inclusion in the proxy materials for the 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be submitted in writing to the Company’s Secretary at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, California 91355, and received no later than December 28, 2026, in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, such proposals must satisfy the requirements set forth in the Company's Bylaws.

Notice of any director nomination or other proposal that you intend to present at the 2027 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to that meeting, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 no earlier than the close of business on February 3, 2027, and not later than the close of business on March 5, 2027. In addition, your notice must set forth the information required by the Company’s Bylaws with respect to each director nomination or other proposal that you intend to present at the 2027 Annual Meeting of Stockholders.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide timely notice by April 4, 2027, and include in the notice the information required by Rule 14a-19(b) under the Exchange Act.

This section is subject to, and qualified entirely by, the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose, as of the end of the last two completed fiscal years, any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since January 1, 2024, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Common Stock to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the Common Stock satisfied the Section 16(a) filing requirements during the year ended December 31, 2025.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces the expense to the Company. While the Company has not implemented these householding rules with respect to its record holders, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you require additional copies of the proxy materials or have any questions, or if you wish to revoke your decision to household so that you may receive multiple copies of the proxy materials. These options are available to you at any time.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s public filings are also available from commercial document retrieval services and at the SEC’s website located at www.sec.gov.

Copies of announcements lodged by the Company on ASX are available on the ASX website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 22, 2026. STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal and Compliance Officer and Corporate Secretary

Annexure A

Credit Agreement and Guaranty

dated as of

January 13, 2026

among

AVITA Medical, Inc.,
as the Borrower,

The Guarantors from Time to Time Party hereto,

as Guarantors,

The Lenders from Time to Time Party hereto,

as Lenders,

and

Perceptive Credit Holdings V, LP,

as the Administrative Agent and as a Lender

Table of Contents

SECTION	HEADING	PAGE

Schedules:

Schedule 1 — Commitments

Schedule 2 — Notice Addresses

Schedule 3 — Products

Schedule 7.05(b) — Obligor Intellectual Property

Schedule 7.14 — Material Agreements

Schedule 7.15 — Restrictive Agreements

Schedule 7.16 — Real Property

Schedule 7.17 — Pension Matters

Schedule 7.19(b) — Regulatory Approvals

Schedule 7.19(e) — Regulatory Notices

Schedule 7.20 — Capitalization

Schedule 7.22 — Broker’s Fee

Schedule 7.26 — Royalty and Other Payments

Schedule 8.18 — Post-Closing Obligations

Schedule 9.01(a) — Permitted Indebtedness

Schedule 9.02(b) — Permitted Liens

Schedule 9.05 — Existing Investments

Schedule 9.10 — Transactions with Affiliates

Exhibits:

Exhibit A — Form of Guarantee Assumption Agreement

Exhibit B — Form of Borrowing Notice

Exhibit C — Form of Note

Exhibit D — Form of U.S. Tax Compliance Certificate

Exhibit E — Form of Compliance Certificate

Exhibit F — Form of Assignment Agreement

Exhibit G — Form of Security Agreement

Exhibit H-1 — Form of Patent & Trademark Security Agreement

Exhibit H-2 — Form of Copyright Security Agreement

Exhibit I — Form of Collateral Questionnaire

Exhibit J — Form of Warrant Certificate

Credit Agreement And Guaranty, dated as of January 13, 2026 (this “Agreement”), among AVITA Medical, Inc., a Delaware corporation, (the “Borrower”), certain Guarantors from time to time parties hereto, the lenders from time to time party hereto (each, as a “Lender” and collectively, the “Lenders”) and Perceptive Credit Holdings V, LP, a Delaware limited partnership (“Perceptive”), as a Lender and as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Witnesseth:

The Borrower has requested that the Lenders make certain term loans to the Borrower, and the Lenders are prepared to make such loans on and subject to the terms and conditions hereof. Accordingly, the parties agree as follows:

Article I

Definitions

Section 1.01. Certain Defined Terms. As used herein, the following terms have the following respective meanings:

“510(k)” means (a) any premarket notification and corresponding FDA clearance for a Device pursuant to FDA regulations, (b) any corresponding or substantially equivalent notification, application or clearance of a non-U.S. Regulatory Authority, and (c) all amendments, supplements and other additions and modifications thereto, and all documents, data and other information concerning any applicable Device which are necessary for, filed with, incorporated by reference in, or otherwise supportive of any of the foregoing.

“Accounting Change” has the meaning set forth in Section 1.02.

“Accounting Change Notice” has the meaning set forth in Section 1.02.

“Acquisition” means any transaction, or any series of related transactions, by which any Person directly or indirectly, by means of a take-over bid, tender offer, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires all or substantially all of the assets of any Person engaged in any business, (b) acquires all or substantially all of a business line or unit or division of any other Person, (c) acquires Control of securities of a Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a Board or other governing body, or (d) acquires Control of more than 50% of the ownership interest in any Person engaged in any business that is not managed by a Board or other governing body.

“Act” has the meaning set forth in Section 13.16.

“Administrative Agent” has the meaning set forth in the introduction hereto.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning set forth in the introduction hereto.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Obligors and their Affiliates concerning or relating to bribery or corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended.

“Anti‑Terrorism Laws” means any laws or regulations relating to terrorism or money laundering, including, without limitation the Bank Secrecy Act (31 U.S.C. §§ 5311 et seq.), the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956 et seq.), the USA Patriot Act and any similar law enacted in the United States after the date of this Agreement.

“Applicable Margin” means 7.50% per annum.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” has the meaning set forth in Section 9.09.

“Assignment Agreement” means an assignment and assumption entered into by a Lender and an assignee of such Lender in substantially the form of Exhibit F.

“ASX” means the Australian Securities Exchange.

“Available Tenor” means, as of the Closing Date, the only Available Tenor for Term SOFR is an interest period of one (1) month; provided that the Administrative Agent may select to use additional interest periods in accordance with the terms of Section 3.02(c)(iv) and such interest periods shall become Available Tenors upon such selection.

“Avita Americas” means Avita Medical Americas, LLC, a Delaware limited liability company.

“AVITA Japan” means AVITA Medical Japan GK, a Japanese company established with limited liability.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy.”

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.02(c).

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a) Daily Simple SOFR; or

(b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Beneficial Ownership Regulation” has the meaning set forth in Section 13.16.

“Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) to which any Obligor or Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Board” means, with respect to any Person, the board of managers or directors (as applicable) (or equivalent governing body) of such Person or any committee thereof.

“Borrower” has the meaning set forth in the introduction hereto.

“Borrowing” means a borrowing consisting of the Tranche A Term Loan made by the Lenders on the Closing Date or the Tranche B Term Loan made by the Lenders on the Tranche B Term Loan Borrowing Date, as applicable.

“Borrowing Notice” means a notice substantially in the form attached hereto as Exhibit B.

“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks are not authorized or required to close in New York City.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined substantially in accordance with GAAP.

“Casualty Event” means any actual or constructive loss, condemnation, destruction, confiscation, requisition, seizure or forfeiture of all or any material portion of the assets of the Borrower or any other Obligor, excluding only those assets, individually or in the aggregate, subject to any such event during any calendar year with a fair market value as of the date thereof equal to or less than $250,000.

“Change of Control” means and shall be deemed to have occurred if:

(a) any “person” or “group” (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the date hereof) shall own, directly or indirectly, beneficially or of record, shares representing 40% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower;

(b) during any period of twelve (12) consecutive calendar months, the occupation of a majority of the seats (other than vacant seats) on the Board of the Borrower by Persons who were neither (i) nominated or approved by the Board of the Borrower, nor (ii) appointed by directors on the Board on the date hereof or so nominated; and

(c) each Obligor shall cease to own directly, beneficially and of record, determined on a fully diluted basis, 100% of the issued and outstanding Equity Interests of its Subsidiaries.

“Claims” includes claims, litigation, demands, complaints, grievances, actions, applications, suits, causes of action, orders, charges, indictments, prosecutions, information (brought by a public prosecutor without grand jury indictment) or other similar processes, assessments or reassessments.

“Closing Date” means the Business Day on which all of the conditions set forth in Section 6.01 have been satisfied or waived by the Lenders and the Tranche A Term Loan is made.

“Closing Fee” has the meaning set forth in the Fee Letter.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any Property in which a Lien is purported to be granted under any of the Security Documents (or all such Property, as the context may require).

“Collateral Assignment of Business Interruption Insurance Policy” means a collateral assignment of any business interruption insurance in favor of the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

“Collateral Questionnaire” means that certain Collateral Questionnaire and certification by a Responsible Officer of the Borrower substantially in the form of attached hereto as Exhibit I and otherwise in form and substance satisfactory to the Administrative Agent.

“Commitment” means, with respect to each Lender, such Lender’s (a) Tranche A Term Loan Commitment and (b) Tranche B Term Loan Commitment and “Commitments” means all such commitments of all Lenders. The amount of each Lender’s Commitments is set forth on Schedule 1. The aggregate Commitments of all Lenders as of the Closing Date is $60,000,000.

“Commodity Account” has the meaning set forth in the Security Agreement.

“Competitor” means any Person that is a bona fide direct competitor of any Obligor in the same industry or a substantially similar industry which offers a substantially similar product or service as any Obligor; provided that no Lender or Affiliate of a Lender shall be deemed to be a direct competitor of any Obligor as a result of such Lender or Affiliate of such Lender being an investor in a business that may be a competitor of any Obligor.

“Compliance Certificate” has the meaning set forth in Section 8.01(c).

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contracts” means any contract, license, instrument, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise), excluding the Loan Documents.

“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Account” has the meaning set forth in Section 8.17(a).

“Copyrights” has the meaning set forth in the Security Agreement.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that, any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days; provided further, Daily Simple SOFR shall be rounded upwards to the next 1/100% (if necessary). Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Default” means any Event of Default and any event that, upon the giving of notice, the lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.02(d).

“Deposit Account” has the meaning set forth in the Security Agreement.

“Designated Person” means a person or entity:

(a) listed in the annex to, or otherwise targeted by the provisions of, the Executive Order (as disclosed by World‑Check or another reputable commercially available database);

(b) named as a “Specially Designated National and Blocked Person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (as disclosed by World‑Check or another reputable commercially available database); or

(c) with which the Lenders are prohibited from dealing or otherwise engaging in any transaction by any Economic Sanctions Laws.

“Device” means (a) any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent or other similar or related item, including any component, part or accessory, that (i) is intended for use in the diagnosis of disease or other conditions or in the cure, mitigation, treatment or prevention of disease, in man, or is intended to affect the structure or any function of the body of man, (ii) does not achieve its primary intended purpose or purposes through chemical action within or on the body of man and (iii) is not dependent upon being metabolized for the achievement of its primary intended purpose or purposes, (b) any other item that meets the definition of “device” as set forth in Section 201 of the FD&C Act (21 U.S.C. § 321) and its implementing regulations, or (c) any other item that is regulated as a medical device by any applicable non U.S. Regulatory Authority.

“Device Clearance Application” means (a) any premarket approval application submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e) (a “Premarket Approval”), (b) any de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), (c) any 510(k) submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)) seeking clearance from the FDA for a Device that is substantially equivalent to a legally marketed predicate Device, as defined in the FD&C Act, (d) any Investigational Device Exemption as defined in the FD&C Act, (e) any corresponding or substantially equivalent notification, application or clearance of a non‑U.S. Regulatory Authority including, with respect to the European Union, any equivalent submission to a Standard Body pursuant to an applicable directive of the European Council with respect to CE marking (or, if applicable, a self‑certification of conformity with respect to any such directive through a “declaration of conformity”), and (f) all amendments, variations, extensions and renewals of any of the foregoing.

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable upon exercise or otherwise), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), including pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends or other distributions in cash or other securities that would constitute Disqualified Equity Interests, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is one hundred and eighty (180) days after the Stated Maturity Date; provided that, if such Equity Interests are issued pursuant to any plan for the benefit of directors, officers, employees or consultants of such Person or by any such plan to such directors, officers, employees or consultants, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person upon the death, disability, retirement or termination of employment or service of such director, officer, employee or consultant.

“Dollars” and “$”means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Economic Sanctions Laws” means: (a) the Executive Order, the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), any other law or regulation promulgated thereunder from time to time and administered by OFAC and any similar law enacted in the United States after the date of this Agreement; and (b) any other similar applicable law now or hereafter enacted in any other applicable jurisdiction.

“Environmental Law” means any federal, state, provincial or local governmental law, rule, regulation, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or the treatment, storage, disposal, release, threatened release or handling of Hazardous Materials, and all local laws and regulations related to environmental matters and any specific agreements entered into with any Governmental Authorities which include commitments related to environmental matters.

“Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person that, as of the relevant time, would be considered a single employer with an Obligor pursuant to Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) a “reportable event” as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (b) a withdrawal by any Obligor or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Sections 4063 or 4064 of ERISA; (c) the withdrawal of any Obligor or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Section 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any liability therefore, or the receipt by any Obligor or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (d) with respect to a Title IV Plan or Multiemployer Plan, as applicable, the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate such plan; (e) the failure by any Obligor or an ERISA Affiliate thereof to make any required contribution to a Multiemployer Plan, or to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan; (f) the determination that any Title IV Plan is in “at‑risk” status within the meaning of Sections 430 of the Code or Section 303 of ERISA; (g) the determination that any Multiemployer Plan is in “critical” or “endangered” status within the meaning of Section 432 of the Code or Section 305 of ERISA; (h) the imposition on any Obligor of fines, penalties, Taxes or related charges under Section 4975 of the Code, Chapter 43 of the Code or under Sections 409, 502(c), (i) or (1) or 4071 of ERISA; (i) the imposition of any Lien on any of the rights, properties or assets of any Obligor pursuant to Title I or IV of ERISA or to Section 430(k) of the Code with respect to a Title IV Plan.

“Event of Default” has the meaning set forth in Section 10.01.

“Excess Funding Guarantor” has the meaning set forth in Section 11.08.

“Excess Payment” has the meaning set forth in Section 11.08.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Accounts” means Deposit Accounts exclusively used for payroll, payroll Taxes and other employee wage and benefit payments to or for the benefit of the employees of the Borrower and its Subsidiaries.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes in each case (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of a Lender, its applicable lending office located in, the jurisdiction imposing such Tax or (ii) that are Other Connection Taxes, (b) any U.S. federal withholding Taxes that are imposed on amounts payable to a Lender to the extent that the obligation to withhold amounts existed on the date that (i) a Lender became a “Lender” under this Agreement or (ii) a Lender changes its lending office, except in each case to the extent such Lender is a direct or indirect assignee of any other Lender that was entitled, at the time the assignment of such other Lender became effective, to receive additional amounts under Section 5.03 or such Lender was entitled to receive additional amounts under Section 5.03 immediately before it changed its lending office, (c) any Taxes imposed in connection with FATCA, and (d) Taxes attributable to such Recipient’s failure to comply with Section 5.03(e).

“Executive Order” means the US Executive Order No. 13224 on Blocking Property and Prohibiting Transactions with Persons who commit, Threaten to Commit, or Support Terrorism.

“Existing Credit Documents” means the Existing Credit Facility and any other document, instrument, agreement or certificate delivered in connection with the Existing Credit Facility.

“Existing Credit Facility” means that certain Credit Agreement, dated as of October 18, 2023 (as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of November 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 28, 2024, as amended by that certain Third Amendment to Credit Agreement, dated as of November 7, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of February 13, 2025, as modified by that certain Waiver, effective as of March 31, 2025, as modified by that certain Waiver, effective as of June 30, 2025, as amended by that certain Waiver and Fifth Amendment to Credit Agreement, dated as of August 7, 2025, as modified by that certain Waiver, effective as of September 30, 2025, as amended by that certain Waiver and Sixth Amendment to Credit Agreement, dated as of November 5, 2025) by and among the Borrower, the lenders party thereto, and ORCO IV LLC.

“Exit Fee” has the meaning set forth in the Fee Letter.

“Expense Deposit” means the deposit made by the Borrower to an Affiliate of Perceptive Advisors LLC pursuant to the Proposal Letter for the prepayment of the Lenders’ costs and expenses (payable pursuant to Section 13.03(a) and/or the Proposal Letter) incurred prior to the Closing Date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.

“FD&C Act” means the U.S. Food, Drug and Cosmetic Act of 1938 (or any successor thereto), as amended from time to time.

“FDA” means the U.S. Food and Drug Administration and any successor entity.

“FDA Laws” means all applicable statutes, rules, regulations and orders administered or issued by the FDA, including without limitation, (a) the FD&C Act and (b) the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“Federal Health Care Program” has the meaning specified in Section 1128B(f) of the Social Security Act and includes the programs commonly known as Medicare, Medicaid, TRICARE and CHAMPVA.

“Fee Letter” means that certain Fee Letter, dated as of the Closing Date, among the Obligors, the Lender and the Administrative Agent.

“Financial Plan” has the meaning set forth in Section 8.01(h).

“Floor” means a rate of interest equal to 4.00%.

“Foreign Lender” means a Lender that is not a U.S. Person.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board and in such other statements by such other entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination. Subject to Section 1.02, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in Section 7.04(a).

“Governmental Approval” means any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance, exemption, filing or notice that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing.

“Governmental Authority” means any nation, government, branch of power (whether executive, legislative or judicial), state, municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation Regulatory Authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law‑, rule‑ or regulation‑making organizations or entities of any State, territory, county, city or other political subdivision of the United States or any foreign country.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit A by an entity that, pursuant to Section 8.11(a), is required to become a “Guarantor”.

“Guaranteed Obligations” has the meaning set forth in Section 11.01.

“Guarantor” means each Domestic Subsidiary of the Borrower on the Closing Date or joined as a Guarantor from time to time pursuant to Section 8.11(a).

“Hazardous Material” means any substance, element, chemical, compound, product, solid, gas, liquid, waste, by‑product, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Health Care Compliance Program” has the meaning set forth in Section 7.07(b)(v).

“Health Care Laws” means, collectively, all Laws applicable to the business of the Borrower or any other Obligor and any of their Subsidiaries relating to (a) the manufacturing, sale, distribution, labeling, marketing, import, export, or promotion, or the provision of and payment for, health care products, items and services, including but not limited to all applicable Regulated Product Laws; (b) the privacy, security, storage, collection, or other processing of consumer information, including but not limited to applicable federal or state consumer information privacy and security laws; (c) fraud and abuse, false claims, self-referral, kickbacks, fee-splitting, or patient brokering, including but not limited to (i) the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)) and any similar state laws, (ii) the Ethics in Patient Referrals Act (Stark Law) (42 U.S.C. § 1395nn) and any similar state laws, (iii) the civil False Claims Act (31 U.S.C. § 3729 et seq.) and any similar state laws, (iv) the federal health care program exclusion provisions (42 U.S.C. § 1320a-7), (v) the Civil Monetary Penalties Act (42 U.S.C. § 1320a-7a), (vi) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173), (vii) the Eliminating Kickbacks in Recovery Act (18 U.S.C. § 220) and (viii) other applicable requirements relating to prohibited remuneration, or the defrauding of, or making of any false claim, false statement, or misrepresentation of material facts; (d) the provision of health care supplies, items or services to Federal Health Care Program beneficiaries or the billing of the Federal Health Care Programs; (e) clinical or other human subjects research and patient consent; (f) required health care Permits, including applicable Laws relating to the licensure or registration of health care providers, suppliers, facilities, and manufacturers; (g) reserved; and (h) all rules and regulations promulgated under or pursuant to any of the foregoing.

“Hedging Agreement” means any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to Property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of Property or services (excluding current accounts payable incurred in the Ordinary Course of Business not overdue by more than one hundred twenty (120) days), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (l) all obligations of such Person under license or other agreements containing a guaranteed minimum payment or purchase by such Person, (m) any Disqualified Equity Interests of such Person, (n) any earnout obligation at the time such obligation is both required to be reflected as a liability on the balance sheet of such Person in accordance with GAAP and not paid after becoming due and payable and (o) all other obligations required to be classified as indebtedness of such Person under GAAP. The Indebtedness of any Person shall, without duplication, include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Party” has the meaning set forth in Section 13.03(b).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any Obligation and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Industrial Designs”means all right, title and interests arising under any Laws in or relating to all industrial designs, intangibles of like nature, and any work subject to the design laws of the United States, or any other country or any political subdivision thereof applicable to the Obligors’ Products.

“Ineligible Assignee” means (a) a natural person, (b) the Obligors or any of their respective Affiliates or (c) so long as no Event of Default shall have occurred and is continuing, any Competitor.

“Information” has the meaning set forth in Section 13.17.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding‑up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

“Intellectual Property” means, with respect to any Person, all of such Person’s rights, title and interest in and to all Patents, Trademarks, Copyrights, Industrial Designs, Technical Information, whether registered or not and whether existing under U.S. or non-U.S. Law or jurisdiction, including, without limitation, all:

(a) applications, registrations, amendments and extensions relating to such Intellectual Property;

(b) rights and privileges arising under any applicable Laws with respect to any Intellectual Property;

(c) rights to sue for or collect any damages from any past, present or future infringements of any Intellectual Property; and

(d) rights of the same or similar effect or nature as described above in any jurisdiction corresponding to any Intellectual Property throughout the world.

“Interest Period” means, (a) as to the Tranche A Term Loan, (i) initially, the period beginning on (and including) the Closing Date and ending on (and including) the last day of the calendar month in which the Closing Date occurs, and (ii) thereafter, the period beginning on (and including) the first day of each succeeding calendar month and ending on the earlier of (and including) (x) the last day of such calendar month and (y) the Maturity Date, and (b) as to the Tranche B Term Loan, (i) the period commencing on (and including) the Tranche B Term Loan Borrowing Date and ending on (and including) the last day of the calendar month in which the Tranche B Term Loan Borrowing Date occurs, and (ii) thereafter, the period beginning on (and including) the first day of each succeeding calendar month and ending on the earlier of (and including) (x) the last day of such calendar month and (y) the Maturity Date.

“Invention” means any novel, inventive or useful art, apparatus, method, process, machine (including any article or Device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, method, process, machine (including any article or Device), manufacture or composition of matter.

“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan, assumption of debt or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person), but excluding any such advance, loan or extension of credit in the nature of an ordinary course trade receivable having a term not exceeding ninety (90) days arising in connection with the sale of services, inventory or supplies by such Person in the Ordinary Course of Business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; (d) entering into any joint venture; or (e) the entering into of any Hedging Agreement. The amount of an Investment will be determined at the time the Investment is made without giving effect to any subsequent changes in value.

“IRS” means the U.S. Internal Revenue Service or any successor agency, and to the extent relevant, the U.S. Department of the Treasury.

“Laws” means, collectively, all international, foreign, federal, state, provincial, territorial, municipal and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and Permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” has the meaning set forth in the introduction hereto.

“Lien” means any mortgage, lien, pledge, charge or other security interest, or any lease, title retention agreement, mortgage, restriction, easement, right‑of‑way, option or adverse Claim (of ownership or possession) or other encumbrance of any kind or character whatsoever or any preferential arrangement that has the practical effect of creating a security interest.

“Loan Documents” means, collectively, this Agreement, any Notes, the Security Documents, any Guarantee Assumption Agreement, the Fee Letter, the Warrant Certificate (to the extent issued to the Administrative Agent), the Collateral Assignment of Business Interruption Insurance Policy, any intercompany notes, any collateral access agreement or bailee waiver, and any subordination agreement, intercreditor agreement or other present or future document, instrument, agreement or certificate delivered to any Lender in connection with this Agreement or any of the other Loan Documents, in each case, as amended, restated, supplemented or otherwise modified.

“Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of such Lender’s portion of the Term Loans; provided,at any time prior to the making of a Term Loan, the Loan Exposure of any Lender shall be equal to such Lender’s Commitment with respect to such Term Loan.

“Loss” means judgments, debts, liabilities, expenses, costs, damages or losses, contingent or otherwise, whether liquidated or unliquidated, matured or unmatured, disputed or undisputed, contractual, legal or equitable, including loss of value, professional fees and all costs incurred in investigating or pursuing any Claim or any proceeding relating to any Claim.

“Majority Lenders” means, at any time, one or more Lenders having or holding Loan Exposure and representing more than 50% of the aggregate Loan Exposure of all Lenders.

“Margin Stock” means “margin stock” within the meaning of Regulations U and X.

“Material Adverse Change” and “Material Adverse Effect” mean a material adverse change in or effect on (a) the business, financial condition, operations, performance or Property of the Obligors taken as a whole, (b) the ability of any Obligor to perform its obligations under any Loan Document, (c) the value of the Property comprising Collateral (taken as a whole), or (d) the legality, validity, binding effect or enforceability of the Loan Documents or the rights and remedies of any Lender under any of the Loan Documents.

“Material Agreement” means (a) any Contract which is listed in Schedule 7.14, (b) any other Contract to which any Obligor is a party or a beneficiary from time to time, or to which any assets or properties of any Obligor is bound, the loss or termination of which would reasonably be expected to result in a Material Adverse Effect and (c) any other Contract to which any Obligor is a party or a guarantor (or equivalent) whether existing as of the date hereof or in the future that during any period of twelve (12) consecutive months is reasonably expected to (i) result in payments or receipts (including royalty, licensing or similar payments) made to any Obligor in an aggregate amount in excess of $1,000,000 or (ii) require payments or expenditures (including royalty, licensing or similar payments) made by any Obligor in an aggregate amount in excess of $1,000,000.

“Material Indebtedness” means, at any time, any Indebtedness of any Obligor, the outstanding principal amount of which, individually or in the aggregate, exceeds $500,000.

“Material Intellectual Property” means all Obligor Intellectual Property, including those identified in Schedule 7.05(b), whether currently owned or licensed, or acquired, developed or otherwise licensed or obtained after the date hereof (a) necessary for the operation of the business of any Obligor as currently conducted or as currently contemplated to be conducted, (b) the loss of which would reasonably be expected to have or result in a Material Adverse Effect or (c) that has a fair market value in excess of $1,000,000.

“Maturity Date” means the earlier to occur of (a) the Stated Maturity Date, and (b) the date on which the Term Loans are accelerated pursuant to Section 10.02.

“Multiemployer Plan” means any “multiemployer plan”, as defined in Section 400l(a)(3) of ERISA, with respect to which any Obligor or ERISA Affiliate incurs, or otherwise has, any obligation or liability, contingent or otherwise.

“Net Cash Proceeds” means,

(a) with respect to any Casualty Event, the amount of cash proceeds actually received from time to time by or on behalf of such Obligor after deducting therefrom only (i) actual costs and expenses related thereto incurred by such Obligor and (ii) Taxes paid or payable in each case, in connection therewith or as a result thereof; and

(b) with respect to any Asset Sale, the excess, if any, of (i) cash proceeds received in respect of such Asset Sale (including cash proceeds subsequently received (as and when received)) over (ii) the sum of (A) the direct costs of such Asset Sale then payable by the recipient of such proceeds excluding amounts payable to any Obligor or any of its Subsidiaries, (B) Taxes paid or payable by such recipient in connection therewith or as a result thereof, (C) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such Asset Sale and (D) amounts reserved or deposited in escrow with respect to indemnity payments or price adjustments until such amounts are released to the applicable Obligor or any of its Subsidiaries.

“Net Revenue” means, with respect to the Obligors, all amounts paid to and received by such Person in the Ordinary Course of Business that, in accordance with GAAP, would be classified as net revenue and shall be determined in a manner consistent with the methodologies, practices and procedures used in the preparation of the financial statements described in Section 7.04(a).

“Note” means a promissory note executed and delivered by the Borrower to any Lender in the form attached hereto as Exhibit C.

“Obligations” means, with respect to any Obligor, all amounts, obligations (including, without limitation, all Warrant Obligations), liabilities, covenants and duties of every type and description owing by such Obligor to any Lender or any other Indemnified Party hereunder, arising out of, under, or in connection with, any Loan Document, whether direct or indirect (regardless of whether acquired by assignment), absolute or contingent, due or to become due, whether liquidated or not, now existing or hereafter arising and however acquired, and whether or not evidenced by any instrument for the payment of money, including, without duplication, (a) the principal amount of the Term Loans, (b) all interest on the Term Loans (including interest at the Default Rate), whether or not accruing after the filing of any petition in bankruptcy or after the commencement of any insolvency, reorganization or similar proceeding, and whether or not a Claim for post‑filing or post‑petition interest is allowed in any such proceeding, (c) any Prepayment Premium, (d) the Exit Fee and (e) all other fees, expenses (including fees, charges and disbursement of counsel), interest, commissions, charges, costs, disbursements, indemnities and reimbursement of amounts paid and other sums chargeable to such Obligor under any Loan Document.

“Obligor Intellectual Property” means, at any time of determination, Intellectual Property owned by, licensed to or otherwise held by any Obligor at such time including, without limitation, the Intellectual Property listed on Schedule 7.05(b).

“Obligors” means, collectively, the Borrower and each Guarantor.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury (or any successor thereto).

“Ordinary Course of Business” means, with respect to the Obligors, the ordinary course of business generally consistent with past custom and practice (including with respect to nature, scope, magnitude, quantity and frequency).

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its bylaws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its certificate of formation or articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar government official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such government official.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.03(g)).

“Participant” has the meaning set forth in Section 13.05(e).

“Participant Register” has the meaning set forth in Section 13.05(f).

“Patents” has the meaning set forth in the Security Documents.

“Payment Date” means the last day of each Interest Period; provided that if such last day of such Interest Period is not a Business Day, then the Payment Date for such Interest Period will be the next succeeding Business Day.

“PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perceptive” has the meaning set forth in the introduction hereto.

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.”

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any

Governmental Authority or any other Person, including, without limitation, those relating to Environmental Laws and Health Care Laws and Regulatory Approvals.

“Permitted Acquisition” means any Acquisition by any Obligor or any of its wholly-owned Subsidiaries, by (a) purchase, merger, amalgamation, license or otherwise, of all or substantially all of the assets of, all of the Equity Interests of, or a business line or unit or a division of, any Person or (b) license arrangement for the rights to use, develop, market or otherwise commercialize any Patents, Trademarks, Copyrights or other Intellectual Property (other than ordinary course, over the counter software license arrangements); provided that:

(i) immediately prior to, and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable Laws and in conformity in all material respects with all applicable Governmental Approvals;

(iii) in the case of the Acquisition of all of the Equity Interests of such Person, all of the Equity Interests (except for any such securities in the nature of directors’ qualifying shares required pursuant to applicable Law) acquired, or otherwise issued by such Person or any newly formed Subsidiary of such Obligor in connection with such Acquisition, shall be owned 100% by an Obligor and the Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of an Obligor, each of the actions set forth in Section 8.11, if applicable;

(iv) such Person (in the case of an Acquisition of Equity Interests) or assets (in the case of an Acquisition of assets or a division) (A) shall be engaged or used, as the case may be, in the same business or lines of business in which the Borrower and/or its Subsidiaries are engaged or a business reasonably and substantially related thereto or (B) shall have a similar customer base as the Borrower and/or its Subsidiaries;

(v) the Borrower shall have provided the Administrative Agent with at least ten (10) Business Days’ prior written notice of any such Acquisition, together with summaries, prepared in reasonable detail, of all due diligence conducted by or on behalf of the Borrower or the applicable Subsidiary prior to such Acquisition;

(vi) all of the assets or Equity Interests acquired in connection with such Acquisition shall be of a U.S. Person;

(vii) the Acquisition shall have been approved by the Board or other governing body or controlling Person of the Person acquired or the Person from whom such assets or division is acquired; and

(viii) on a pro forma basis after giving effect to such Acquisition, the Obligors shall be in compliance with Sections 8.15(a) and 8.15(b).

“Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition, (b) commercial paper with an average maturity of no more than one (1) year and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) any money market funds or other investment vehicles whose principal investments are in investments described in clauses (a) or (b) above, and (d) certificates of deposit maturing no more than one (1) year after issue

“Permitted Indebtedness” means any Indebtedness permitted under Section 9.01.

“Permitted Licenses” means (a) licenses of over-the-counter software that is commercially available to the public, (b) inbound licenses for the use of any Patents, Trademarks, Copyrights, Industrial Designs and Technical Information of any third party and (c) non-exclusive licenses for the use of Obligor Intellectual Property, in each case, entered into in the Ordinary Course of Business or as otherwise may be approved by the applicable Obligor’s Board and so long as (i) no Event of Default has occurred and is continuing at the time such license is entered into and (ii) such license does not materially impair the Lenders from exercising their rights under any of the Loan Documents.

“Permitted Liens” means any Liens permitted under Section 9.02.

“Permitted Refinancing” means, with respect to any Indebtedness permitted to be refinanced, extended, renewed or replaced hereunder, any refinancings, extensions, renewals and replacements of such Indebtedness; provided that such refinancing, extension, renewal or replacement shall not (a) increase the outstanding principal amount of the Indebtedness being refinanced, extended, renewed or replaced, (b) contain terms relating to outstanding principal amount, amortization, interest rate or equivalent yield, maturity, collateral security (if any) or subordination (if any), or other material terms that, taken as a whole, are less favorable in any material respect to any Obligor or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, (c) contain any new requirement to grant any Lien or to give any Guarantee that was not an existing requirement of the Indebtedness being refinanced and (d) after giving effect to such refinancing, extension, renewal or replacement, no Default shall have occurred (or could reasonably be expected to occur) as a result thereof.

“Person” means any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

“PFIC” has the meaning set forth in Section 8.01(i).

“Prepayment Premium” has the meaning set forth in Section 3.03(a).

“Pro Rata Share” has the meaning set forth in Section 11.08.

“Product” means (a) those Devices set forth (and described in reasonable detail) on Schedule 3 attached hereto, and (b) any current or future product or service subject to any Product Development and Commercialization Activities by any Obligor, including any such Device or other product or service currently in development.

“Product Agreement” means, with respect to any Product, any Contract, license, document, instrument, interest (equity or otherwise) or the like under which one or more Persons grants or receives (a) any right, title or interest with respect to any Product Development and Commercialization Activities of such Product, or (b) any right to exclude any other Person from engaging in, or otherwise restricting any right, title or interest as to, any Product Development and Commercialization Activities with respect to such Product, including any Contract with suppliers, manufacturers, distributors, clinical research organizations, hospitals, group purchasing organizations, wholesalers, pharmacies or any other Person related to such entity.

“Product Assets” means, with respect to any Product, (a) any and all rights, title and interest of the Obligors or any of their Subsidiaries in any assets relating to such Product or any Product Development and Commercialization Activities with respect to such Product, (b) any related Product Development and Commercialization Activities, (c) any Product Agreement related to such Product or any such Product Development and Commercialization Activities, (d) any Intellectual Property, Regulatory Approvals and similar assets with respect to such Product or any such Product Development and Commercialization Activities, and (e) all rights, title and interests in any other property, tangible or intangible, manifesting or otherwise in respect of such Product or any such Product Development and Commercialization Activities, including, without limitation, inventory, accounts receivable or similar rights to receive money or payment pertaining thereto and all proceeds of the foregoing.

“Product Authorizations” means any and all Regulatory Approvals (including all applicable Device Clearance Applications, supplements, amendments, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity), licenses, registrations, safety or quality specifications and standards, or any other authorizations of any applicable Regulatory Authority in each case necessary for the manufacturing, development, distribution, ownership, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of any Product or for any Product Development and Commercialization Activities with respect thereto in any country or jurisdiction, whether U.S. or non‑U.S.

“Product Development and Commercialization Activities” means, with respect to any Product, any combination of research, development, manufacture, import, use, sale, licensing, importation, storage, design, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other commercialization activities, receipt of payment in respect of any of the foregoing (including, without limitation, in respect of licensing, royalty or similar payments), or any similar or other activities the purpose of which is to commercially exploit such Product.

“Prohibited Payment” means any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer,

employee or ceremonial office holder of any government or instrumentality thereof, political party or supra‑national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Requirement of Law.

“Projections” has the meaning set forth in Section 7.04(b).

“Property” of any Person means any property or assets, or interest therein, of such Person.

“Proportionate Share” means, with respect to any Lender, the percentage obtained by dividing (a) the Loan Exposure of such Lender then in effect by (b) the aggregate Loan Exposure of all Lenders then in effect.

“Proposal Letter” means the letter agreement, dated December 15, 2025, among the Borrower and Perceptive Advisors LLC, regarding the transactions contemplated hereby and the outline of proposed terms and conditions attached thereto.

“Publicly Reporting Company” means an issuer generally subject to the public reporting requirements of the Exchange Act.

“Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Recipient” means any Lender or the Administrative Agent.

“Redemption Date” has the meaning set forth in Section 3.03(a).

“Redemption Price” has the meaning set forth in Section 3.03(a).

“Referral Source” has the meaning set forth in Section 7.07(b)(i).

“Register” has the meaning set forth in Section 13.05(d).

“Regulated Product Laws” means (a) FDA Laws and (b) all applicable statutes, rules, regulations and orders administered or issued by any other applicable non-U.S. Regulatory Authority equivalent of the FDA, including without limitation, the European Medicines Agency, and the Japan Pharmaceutical and Medical Devices Agency.

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System, as amended.

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as amended.

“Regulatory Approvals” means any Governmental Approval relating to any Product or any Product Development and Commercialization Activities related to such Product, including any Product Authorizations with respect thereto.

“Regulatory Authority” means any Governmental Authority that is concerned with or has regulatory or supervisory oversight with respect to any Product or any Product Development and

Commercialization Activities relating to any Product, including the FDA and all equivalent Governmental Authorities, whether U.S. or non‑U.S. (including without limitation, the European Medicines Agency, the Japan Pharmaceutical and Medicare Devices Agency and the Japan Ministry of Health, Labour and Welfare).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Representatives” has the meaning set forth in Section 13.17.

“Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its Properties or revenues.

“Resignation Effective Date” has the meaning set forth in Section 12.06(a).

“Responsible Officer” of any Person means each of the president, chief executive officer and chief financial officer of such Person.

“Restricted Payment” means any dividend or other distribution (which shall include any management fees) (whether in cash, securities or other Property) with respect to any Equity Interest of an Obligor or any of its Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests of an Obligor or any of its Subsidiaries or any option, warrant or other right to acquire any Equity Interests of an Obligor or any of its Subsidiaries.

“Restrictive Agreement” means any indenture, agreement, instrument or other binding arrangement that prohibits, restricts or imposes any condition upon (a) the ability of an Obligor or any Subsidiary to create, incur or permit to exist any Lien upon any of its Property (other than (i) customary provisions in Contracts (including without limitation leases and in-bound licenses of Intellectual Property) restricting the assignment thereof, (ii) restrictions or conditions imposed by any agreement governing secured Permitted Indebtedness permitted under Section 9.01(g), to the extent that such restrictions or conditions apply only to the Property securing such Indebtedness and (iii) software and other Intellectual Property licenses pursuant to which an Obligor or a Subsidiary thereof is the licensee of the relevant software or Intellectual Property, as the case may be (in which case, any prohibition or limitation shall relate only to the assets or rights subject to the applicable license and/or the license itself)), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Equity Interests or to make or repay loans or advances to an Obligor or any other Subsidiary or to Guarantee Indebtedness of an Obligor or any other Subsidiary.

“Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by any Governmental Authority (including, but not limited to, OFAC, the U.S. Department of State and the U.S. Department of Commerce).

“Sanctions Laws” means all laws, rules, regulations and requirements of any jurisdiction applicable to the Obligors or any party to the Loan Documents concerning or relating to Sanctions, terrorism or money laundering.

“SEC” means United States Securities and Exchange Commission.

“Securities Account” has the meaning set forth in the Security Agreement.

“Security Agreement” means the Security Agreement, dated as of the date hereof, in substantially the form of Exhibit G, among the Obligors, the Lenders and the Administrative Agent, granting a security interest in the personal Property constituting Collateral thereunder in favor of the Administrative Agent for the benefit of the Lenders.

“Security Documents” means, collectively, the Security Agreement, each Short‑Form IP Security Agreement, and each other security document, control agreement or financing statement executed to perfect Liens in favor of the Administrative Agent for the benefit of the Lenders.

“Short‑Form IP Security Agreements” means any short‑form copyright, patent or trademark (as the case may be) security agreements, in substantially the form of Exhibits H-1 and H-2, entered into by one or more Obligors in favor of the Administrative Agent for the benefit of the Lenders, each in form and substance satisfactory to the Administrative Agent.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Solvent” means, as to any Person as of any date of determination, that on such date (a) the fair value of the property of such Person (as measured by such Person’s market capitalization, less its consolidated liabilities, as of the date of determination) is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Standard Body” means any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Stated Maturity Date” means the fifth (5th) anniversary of the Closing Date; provided that if any such date shall occur on a day that is not a Business Day, then the Stated Maturity Date shall be the immediately succeeding Business Day.

“Subsidiary” means, with respect to any Person (the “parent”) at any time of determination, any other Person of which more than 50% of the outstanding capital stock of such other Person having ordinary voting powers, determined on a fully diluted basis, is at the time directly or indirectly owned or Controlled by the parent. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of the Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Technical Information” means all trade secrets and other proprietary or confidential information, which may include any proprietary information of a scientific or technical nature in any form or medium, standards and specifications, conceptions, ideas, innovations, discoveries, Invention disclosures, all documented research, developmental, demonstration or engineering work, data, plans, specifications, reports, summaries, experimental data, manuals, models, samples, know‑how, technical information, systems, methodologies, computer programs or information technology.

“Term Loans” means the Tranche A Term Loan and the Tranche B Term Loan.

“Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, Term SOFR shall be rounded upwards to the next 1/100% (if necessary); provided, further, however, if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Third‑Party Payor Program” means any Federal Health Care Program, or any other health care payment or reimbursement program in which an Obligor or Subsidiary participates, including programs sponsored by private insurers or managed care plans.

“Title IV Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) (a) that is maintained. sponsored or contributed to by any Obligor or ERISA Affiliate or with respect to which any Obligor or ERISA Affiliate has or may have liability and (b) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trademarks” has the meaning set forth in the Security Documents.

“Tranche A Term Loan” means the term loan advanced by a Lender pursuant to Section 2.01(a). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche A Term Loan on any date of determination shall mean the aggregate principal amount of the Tranche A Term Loan made pursuant to Section 2.01(a) that has not yet been repaid as of such date.

“Tranche A Term Loan Commitment” means the commitment of a Lender to make or otherwise fund the Tranche A Term Loan and “Tranche A Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche A Term Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche A Term Loan Commitments as of the Closing Date is $50,000,000.

“Tranche B Term Loan” means the term loan advanced by a Lender pursuant to Section 2.01(b). For purposes of clarification, any calculation of the aggregate outstanding principal amount of the Tranche B Term Loan on any date of determination shall mean the aggregate principal amount of the Tranche B Term Loan made pursuant to Section 2.01(b) that has not yet been repaid as of such date.

“Tranche B Term Loan Borrowing Date” means with respect to the Tranche B Term Loan, the Business Day on which all conditions set forth in Section 6.02 have been satisfied or waived by the Lenders and the Tranche B Term Loan is made hereunder.

“Tranche B Term Loan Commitment” means the commitment of a Lender to make or otherwise fund the Tranche B Term Loan and “Tranche B Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Term Loan Commitment, if any, is set forth on Schedule 1. The aggregate amount of the Tranche B Term Loan Commitments as of the Closing Date is $10,000,000.

“Tranche B Term Loan Commitment Termination Date” means March 31, 2027.

“Transactions” means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is a party and the other transactions contemplated hereby and thereby, including disbursement and application of the proceeds of the Term Loans.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unrestricted Cash” means the balance of unencumbered cash (other than cash encumbered by the Liens granted to the Administrative Agent on behalf of the Lenders pursuant to the Loan Documents), to the extent held in a Controlled Account.

“U.S.” means the United States of America.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).

“Warrant Certificate” means a warrant, the agreement of its issuance subject to approval of the Borrower’s shareholders and satisfaction of the applicable requirements under the ASX’s Listing Rules, that is substantially in the form set forth in Exhibit J.

“Warrant Obligations” means, with respect to the Borrower, all of its Obligations arising out of, under or in connection with, any Warrant Certificate (to the extent issued to the Administrative Agent).

Section 1.02. Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made substantially in accordance with GAAP. If, after the date hereof, any change occurs in GAAP or in the application thereof (an “Accounting Change”) and such change would cause any amount required to be determined for the purposes of the covenants to be maintained or calculated pursuant to Article 8 or 9 to be materially different than the amount that would be determined prior to such change, then the Borrower will provide a detailed notice of such change (an “Accounting Change Notice”) to the Administrative Agent in conjunction with the next required delivery of financial statements pursuant to Section 8.01. If the Borrower requests an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision, regardless of whether any Accounting Change Notice is given before or after such Accounting Change or in the application thereof, then the Administrative Agent and the Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Administrative Agent and the Borrower after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, (a) the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred and (b) the Borrower shall provide to the Administrative Agent a written reconciliation in form and substance reasonably satisfactory to the Administrative Agent, between calculations of any baskets and other requirements hereunder before and after giving effect to such Accounting Change.

All components of financial calculations made to determine compliance with this Agreement shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any Acquisition or disposition of assets consummated after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Borrower based on assumptions expressed therein and that were reasonable based on the information available to the Borrower at the time of preparation of the Compliance Certificate setting forth such calculations.

Notwithstanding the foregoing, with respect to the accounting for leases as either operating leases or Capital Leases and the impact of such accounting in accordance with FASB ASC 842 on the definitions and covenants herein, GAAP as in effect prior to the adoption of FASB ASC 842 shall be applied.

Section 1.03. Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (a) the terms defined in this Agreement include the plural as well as the singular and vice versa; (b) words importing gender include all genders; (c) any reference to a Section, Article, Annex, Schedule or Exhibit refers to a Section or Article of, or Annex, Schedule or Exhibit to, this Agreement; (d) any reference to “this Agreement” refers to this Agreement, including all Annexes, Schedules and Exhibits hereto, and the words herein, hereof, hereto and hereunder and words of similar import refer to this Agreement and its Annexes, Schedules and Exhibits as a whole and not to any particular Section, Article, Annex, Schedule, Exhibit or any other subdivision; (e) references to days, months and years refer to calendar days, months and years, respectively; (f) all references herein to “include” or “including” shall be deemed to be followed by the words “without limitation”; (g) the word “from” when used in connection with a period of time means “from and including” and the word “until” means “to but not including”; and (h) accounting terms not specifically defined herein shall be construed substantially in accordance with GAAP (except for the term “property,” which shall be interpreted as broadly as possible, including, in any case, cash, securities, other assets, rights under contractual obligations and Permits and any right or interest in any property, except where otherwise noted). Unless otherwise expressly provided herein, references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto in accordance with the Loan Documents.

Section 1.04. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 1.05. Interest Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Article 2

The Commitments

Section 2.01. Term Loans.

(a) Tranche A Term Loan.

(i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees to provide its share of the Tranche A Term Loan to the Borrower on the Closing Date in Dollars in a principal amount equal to such Lender’s Tranche A Term Loan

Commitment. No Lender shall have an obligation to make a Tranche A Term Loan in excess of such Lender’s Tranche A Term Loan Commitment.

(ii) Subject to the terms and conditions of this Agreement (including Section 6.01), the Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least one (1) Business Day in advance of the Closing Date.

(iii) The Borrower may make one borrowing under the Tranche A Term Loan Commitment which shall be on the Closing Date. Subject to Sections 3.01 and 3.03, all amounts owed hereunder with respect to the Tranche A Term Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche A Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Tranche A Term Loan Commitment on such date.

(b) Tranche B Term Loan.

(i) Subject to the terms and conditions of this Agreement and relying on the representations and warranties set forth herein, each Lender, severally and not jointly, agrees prior to the Tranche B Term Loan Commitment Termination Date to provide its share of the Tranche B Term Loan to the Borrower on the Tranche B Term Loan Borrowing Date in Dollars in a principal amount equal to such Lender’s Tranche B Term Loan Commitment. No Lender shall have an obligation to make the Tranche B Term Loan in excess of such Lender’s Tranche B Term Loan Commitment.

(ii) Subject to the terms and conditions of this Agreement (including Section 6.02), the Borrower shall deliver to the Administrative Agent a fully executed Borrowing Notice no later than 5 p.m. (New York City time) at least three (3) Business Days in advance of the proposed Tranche B Term Loan Borrowing Date.

(iii) The Borrower may make one borrowing under the Tranche B Term Loan Commitment which shall be on the Tranche B Term Loan Borrowing Date. Subject to Sections 3.01 and 3.03, all amounts owed hereunder with respect to the Tranche B Term Loan shall be paid in full no later than the Maturity Date. Each Lender’s Tranche B Term Loan Commitment shall terminate immediately and without further action on the earlier of (x) the Tranche B Term Loan Borrowing Date after giving effect to the funding of such Lender’s Tranche B Term Loan Commitment on such date and (y) the Tranche B Term Loan Commitment Termination Date.

(c) Any principal amount of the Term Loans borrowed under Sections 2.01(a) or (b) hereof and subsequently repaid or prepaid may not be reborrowed.

Section 2.02. Proportionate Shares. All Term Loans shall be made, and all participations purchased, by the Lenders simultaneously and proportionately to their respective Proportionate Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Term Loan hereunder or purchase a participation required hereby nor shall the Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Term Loan requested hereunder or purchase a participation required hereby.

Section 2.03. Fees.

(a) Closing Fee. On the Closing Date, the Borrower shall pay to the Administrative Agent, in accordance with the provisions of the Fee Letter and for distribution to each Lender in accordance with its Proportionate Share of the Term Loans, the Closing Fee. Such payments shall be in addition to such fees, costs and expenses due and payable pursuant to Section 13.03.

(b) Exit Fee. The Borrower shall pay to the Administrative Agent, to the extent required in accordance with the provisions of the Fee Letter, and for distribution to each Lender in accordance with its Proportionate Share of the Term Loans, the Exit Fee.

Section 2.04. Notes. Upon the request of any Lender, the Borrower shall prepare, execute and deliver to such Lender one or more Notes evidencing the portion of the Term Loans payable to such Lender (or if requested by it, to it and its registered assigns).

Section 2.05. Use of Proceeds. The Borrower shall use the proceeds of the Term Loans (a) for general working capital purposes and corporate purposes permitted hereunder, (b) to refinance certain existing Indebtedness on the Closing Date (including Indebtedness outstanding pursuant to the Existing Credit Facility) and (c) to pay, in accordance with the funds flow attached to the Borrowing Notice, fees, costs and expenses incurred in connection with the Transactions.

Article 3

Payments of Principal and Interest

Section 3.01. Repayment. There will be no scheduled repayments of principal on the Term Loans prior to the Maturity Date. The entire outstanding principal amount of the Term Loans, together with all accrued and unpaid interest thereon, will be due and payable on the Maturity Date.

Section 3.02. Interest.

(a) Interest Generally. The Borrower agrees to pay to the Lenders interest in cash on the outstanding principal amount of the Term Loans for each Interest Period at a rate per annum equal to the sum of (i) Term SOFR plus (ii) the Applicable Margin.

(b) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

(c) Effect of Benchmark Transition Event.

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (A) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and any subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (B) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders.

(ii) Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to the Loan Documents.

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Any determination, decision or election that may be made by the Administrative Agent or the Lenders pursuant to this Section 3.02(c) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.02(c).

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a

Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(d) Default Interest. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Applicable Margin shall increase automatically by 4.00% per annum (the interest rate, as increased pursuant to this Section 3.02(d), being the “Default Rate”). Notwithstanding any other provision herein, if interest is required to be paid at the Default Rate, it shall also be paid entirely in cash. If any Obligation is not paid when due under any applicable Loan Document, the amount thereof shall accrue interest at the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 3.02(d) is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

(e) Payment Dates. Accrued interest on the Term Loans shall be payable in arrears on each Payment Date with respect to the most recently completed Interest Period in cash, and upon the payment or prepayment of the Term Loans (on the principal amount being so paid or prepaid); provided that interest payable at the Default Rate shall be payable from time to time on demand by the Majority Lenders.

(f) Maximum Rate. Notwithstanding any other provision of this Agreement, in no event will any interest or rates referred to herein exceed the maximum interest rate permitted by applicable Law. If such maximum interest rate would be exceeded by the terms hereof, the rates of interest payable hereunder will be reduced to the extent necessary so that such rates (together with any fees or other amounts which are construed by a court of competent jurisdiction to be interest or in the nature of interest) equal the maximum interest rate permitted by applicable Law and any overpayment of interest received by the Lenders before such rates are so construed will be applied, forthwith after determination of such overpayment, to pay all then outstanding interest, and thereafter to pay outstanding principal.

Section 3.03. Prepayments.

(a) Optional Prepayments.

(i) The Borrower shall have the right to optionally prepay in whole or in part (in a minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount for each partial prepayment, or, if less, the entire outstanding principal amount of the Term Loans) the outstanding principal amount of the Term Loans on any Business Day (a “Redemption Date”) for an amount equal to the sum of (x) the aggregate principal amount of the Term Loans being prepaid, (y) the prepayment premium set forth in clause (ii) below (the “Prepayment Premium”) and (z) any accrued but unpaid interest in respect of the aggregate principal amount of the Term Loans being prepaid (such aggregate amount, the “Redemption Price”). The applicable Prepayment Premium shall be an amount calculated pursuant to Section 3.03(a)(ii).

(ii) If the Redemption Date occurs:

(A) on or prior to the first anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to ten percent (10%) of the aggregate outstanding principal amount of the Term Loans being prepaid on such Redemption Date;

(B) after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to nine percent (9%) of the aggregate outstanding principal amount of the Term Loans being prepaid on such Redemption Date;

(C) after the second anniversary of the Closing Date and on or prior to the third anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to five percent (5%) of the aggregate outstanding principal amount of the Term Loans being prepaid on such Redemption Date; and

(D) after the third anniversary of the Closing Date and on or prior to the fourth anniversary of the Closing Date, the Prepayment Premium shall be an amount equal to one percent (1%) of the aggregate outstanding principal amount of the Term Loans being prepaid on such Redemption Date.

No Prepayment Premium shall be due with respect to repayment of the Term Loans after the fourth anniversary of the Closing Date and on or prior to the Stated Maturity Date.

(b) Mandatory Prepayments. The Borrower shall prepay the Term Loans in amounts as provided below, plus the Prepayment Premium on the principal amount of the Term Loans being prepaid (calculated in accordance with Section 3.03(a)(ii), it being agreed that the relevant payment date shall be deemed to be the “Redemption Date” for purposes of such calculation), plus any accrued but unpaid interest and fees then due and owing, as follows:

(i) In the event of any Casualty Event, an amount equal to 100% of the Net Cash Proceeds received by any Obligor with respect thereto; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may apply the Net Cash Proceeds of any casualty policy up to $500,000 with respect to any loss, but not exceeding $750,000 in the aggregate for all losses under all casualty policies during the term of this Agreement, toward the replacement or repair of destroyed or damaged property; provided, further, that any such replaced or repaired property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents.

(ii) In the event any Obligor incurs Indebtedness other than Indebtedness that is permitted by Section 9.01 hereof, 100% of the proceeds thereof received by such Obligor. For the avoidance of doubt, any prepayment made pursuant to this Section 3.03(b)(ii) shall not be deemed to be a consent to any such incurrence of Indebtedness or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders.

(iii) In the event any Obligor consummates an Asset Sale other than an Asset Sale that is permitted by Section 9.09 hereof (other than Section 9.09(i)), 100% of the Net Cash Proceeds received by such Obligor in connection with such Asset Sale; provided, however, so long as no Default has occurred and is continuing, within one hundred eighty (180) days after receipt of such Net Cash Proceeds, the Obligors may use such Net Cash Proceeds not exceeding $1,000,000 in the aggregate for all Asset Sales during the term of this Agreement, to purchase, replace, repair or restore properties or assets used in the Obligors’ businesses; provided, further, that any such purchased, replaced, repaired or restored property shall be Collateral in which the Administrative Agent for the benefit of the Lenders has been granted a security interest under the Security Documents. For the avoidance of doubt, any prepayment made pursuant to this Section 3.03(b)(iii) shall not be deemed to be a consent to any Asset Sale or a cure or waiver of any Event of Default which occurs in connection therewith, it being understood that any such Event of Default may only be waived with the express consent of the Majority Lenders.

(c) Prepayment Premium. Payment of any Prepayment Premium under this Section 3.03 constitutes liquidated damages, not unmatured interest or a penalty, as the actual amount of damages to the Lenders as a result of the relevant triggering event, prepayment or repayment would be impracticable and extremely difficult to ascertain. Accordingly, any Prepayment Premium hereunder is provided by mutual agreement of the Obligors and the Lenders as a reasonable estimation and calculation of such actual lost profits and other actual damages of the Lenders. Without limiting the generality of the foregoing, it is understood and agreed that upon the occurrence of any prepayment event, any Prepayment Premium shall be automatically and immediately due and payable as though any prepaid or repaid portion of the Term Loans were voluntarily prepaid as of such date and shall constitute part of the Obligations secured by the Collateral. Any Prepayment Premium shall also be automatically and immediately due and payable if the Term Loans are satisfied or released by foreclosure (whether by power of judicial proceeding or otherwise), deed in lieu of foreclosure or by any other means. EACH OBLIGOR HEREBY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR OTHER LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING Prepayment Premium IN CONNECTION WITH ANY SUCH EVENTS. The Borrower and the other Obligors expressly agree (to the fullest extent it and they may lawfully do so) that with respect to any Prepayment Premium payable under the terms of this Agreement: (i) such Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business parties, ably represented by counsel; (ii) such Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (iii) there has been a course of conduct between the Lenders and the Obligors giving specific consideration in this transaction for such agreement to pay such Prepayment Premium; and (iv) the Obligors shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Obligors expressly acknowledge that their agreement to pay such Prepayment Premium as herein described is a material inducement to the Lenders to provide the Commitments and to make the Term Loans.

Article 4

Payments, Etc.

Section 4.01. Payments.

(a) Payments Generally. Each payment of principal, interest and other amounts to be made by the Obligors under this Agreement or any other Loan Document shall be made in

Dollars, in immediately available funds, without deduction, set off or counterclaim, to the deposit account of the Administrative Agent specified to the Borrower from time to time, not later than 2:00 p.m. (New York City time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

(b) Application of Payments Prior to a Default. Prior to the occurrence of a Default, each payment under this Agreement or any other Loan Document shall be applied in the following order of priority, with proceeds being applied to a succeeding level of priority only if amounts owing pursuant to the immediately preceding level of priority have been paid in full in cash:

(i) first, in reduction of the Borrower’s obligation to pay any unpaid interest and any fees then due and owing including, without limitation, any Prepayment Premium, if applicable; and

(ii) second, to the payment of unpaid principal of the Term Loans to the Lenders in accordance with each Lender’s Proportionate Share.

(c) Application of Payments Following a Default. Following the occurrence of a Default, each payment under this Agreement or any other Loan Document shall be applied in the following order of priority, with proceeds being applied to a succeeding level of priority only if amounts owing pursuant to the immediately preceding level of priority have been paid in full in cash:

(i) first, to the payment of any unpaid costs and expenses referred to in Section 13.03(a) then due and owing;

(ii) second, in reduction of the Borrower’s obligation to pay any unpaid interest and any fees then due and owing including, without limitation, (A) interest payable at the Default Rate and (B) any Prepayment Premium, if applicable;

(iii) third, to the payment of the Exit Fee then due and payable pursuant to Section 2.03(b) (if any);

(iv) fourth, to the payment of unpaid principal of the Term Loans to the Lenders in accordance with each Lender’s Proportionate Share;

(v) fifth, in reduction of the Borrower’s obligation to pay any Claims or Losses referred to in Section 13.03(b) then due and owing;

(vi) sixth, in reduction of any other Obligation then due and owing; and

(vii) seventh, to the Borrower or such other Persons as may lawfully be entitled to or directed by the Borrower to receive the remainder.

Unless otherwise directed by the Majority Lenders, all payments of principal, interest and fees under this Agreement and the other Loan Documents shall be made by the Obligors to the Lenders pro rata in accordance with the Lenders’ respective Proportionate Shares of such payments.

(d) Non‑Business Days. If the due date of any payment under this Agreement (whether in respect of principal, interest, fees, costs or otherwise) would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 4.02. Computations. All computations of interest and fees hereunder shall be computed on the basis of a year of 360 days and actual days elapsed during the period for which payable.

Section 4.03. Notices. Each notice of optional prepayment shall be effective only if received by the Lenders not later than 2:00 p.m. (New York City time) on the date three (3) Business Days prior to the date of prepayment. Each notice of optional prepayment shall specify the amount to be prepaid and the date of prepayment.

Section 4.04. Set‑Off.

(a) Set‑Off Generally. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Lenders and each of their respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Lenders or such Affiliates to or for the credit or the account of any Obligor against any and all of the Obligations, whether or not the Lenders shall have made any demand and although such Obligations may be unmatured. The Lenders agree promptly to notify the Borrower after any such set‑off and application, provided that the failure to give such notice shall not affect the validity of such set‑off and application. The rights of the Lenders and their respective Affiliates under this Section 4.04 are in addition to other rights and remedies (including other rights of set‑off) that the Lenders and their respective Affiliates may have.

(b) Exercise of Rights Not Required. Nothing contained herein shall require the Administrative Agent, the Lenders or any of their respective Affiliates to exercise any such right or shall affect the right of such Persons to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Obligor.

Article 5

Yield Protection, Etc.

Section 5.01. Additional Costs.

(a) Change in Requirements of Law Generally. If, on or after the date hereof, the adoption of any Requirement of Law, or any change in any Requirement of Law, or any change in the interpretation or administration thereof by any court or other Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its lending office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, shall impose, modify or deem applicable any reserve (including any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, contribution, insurance assessment or similar requirement, in each case that becomes effective after the date hereof, against assets of, deposits with or for the account of, or credit extended by, a Lender (or its lending office) or shall impose on a Lender (or its lending office) any other condition affecting the Term Loans or the Commitments, not as a result of any action or inaction on the part of such Lender, and the result of any of the foregoing is to increase the cost to any Lender of making or maintaining its portion of the Term Loans, or to reduce the amount of any sum received or receivable by any Lender under this Agreement or any other Loan Document, by an amount reasonably deemed by such Lender in good faith to be material (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes”and (iii) Connection Income Taxes), then the Borrower shall promptly pay to such Lender within three (3) Business Days following demand (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, (x) the Dodd‑Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to constitute a change in Requirements of Law for all purposes of this Section 5.01, regardless of the date enacted, adopted or issued.

(b) Change in Capital Requirements. If a Lender shall have determined that, on or after the date hereof, the adoption of any Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental

Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, in each case that becomes effective after the date hereof, has or would have the effect of reducing the rate of return on capital of a Lender (or its parent) as a consequence of a Lender’s obligations hereunder or the Term Loans to a level below that which a Lender (or its parent) could have achieved but for such adoption, change, request or directive by an amount reasonably deemed by it to be material, then Obligors shall promptly pay to such Lender on demand such additional amount or amounts as will compensate such Lender (or its parent) for such reduction.

(c) Notification by Lender. The Lenders will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle a Lender to compensation pursuant to this Section 5.01. Before giving any such notice pursuant to this Section 5.01(c) such Lender shall designate a different lending office if such designation (i) will, in the reasonable judgment of such Lender, avoid the need for, or reduce the amount of, such compensation and (ii) will not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender. A certificate of the Lender claiming compensation under this Section 5.01, setting forth the amount or amounts to be paid to it hereunder, shall be conclusive and binding on Obligors in the absence of manifest error.

Section 5.02. Illegality. Notwithstanding any other provision of this Agreement, in the event that on or after the date hereof the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any competent Governmental Authority shall make it unlawful for a Lender or its lending office to make or maintain the Term Loans (and, in the opinion of such Lender, the designation of a different lending office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof following which (a) the Lender’s Commitment shall be suspended until such time as such Lender may again make and maintain the Term Loans hereunder and (b) if such Requirement of Law shall so mandate, the Term Loans shall be prepaid by Obligors on or before such date as shall be mandated by such Requirement of Law in an amount equal to the Redemption Price applicable on the date of such prepayment in accordance with Section 3.03(a).

Section 5.03. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by an Obligor, then such Obligor shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by such Obligor shall be increased as necessary so that after such deduction or withholding for Indemnified Taxes has been made (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section 5.03) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made. For purposes of this Section 5.03, the term “applicable Law” includes FATCA.

(b) Payment of Other Taxes by the Obligors. The Obligors shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent, timely reimburse it for, Other Taxes.

(c) Evidence of Payments. As soon as practicable after any payment of Taxes by Obligors to a Governmental Authority, as a withholding Tax pursuant to this Section 5.03, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, or a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification. The Obligors shall reimburse and indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto (including, but not limited to, any costs arising from a dispute with the relevant Government Authority in respect of such Indemnified Taxes), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Obligors have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Obligors to do so), and (ii) any Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from, or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or as reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(f)(ii)(A), (B) or (D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed, valid, executed copies of IRS Form W‑9 (or successor form) certifying that such Lender is exempt from U.S. Federal backup withholding Tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed, valid executed copies of IRS Form W‑8BEN (or successor form) or IRS Form W‑8BEN‑E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, duly completed, valid, executed originals of IRS Form W‑8BEN (or successor form) or IRS Form W‑8BEN‑E (or successor form) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty;

(2) duly completed, valid, executed copies of IRS Form W‑8ECI (or successor form);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form

W‑8BEN (or successor form) or IRS Form W‑8BEN‑E (or successor form); or

(4) to the extent a Foreign Lender is not the beneficial owner, duly completed, valid, executed copies of IRS Form W‑8IMY (or successor form), accompanied by IRS Form W‑8ECI (or successor form), IRS Form W‑8BEN (or successor form), IRS Form W‑8BEN‑E (or successor form), a U.S. Tax Compliance Certificate, IRS Form W‑9 (or successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for Obligors or the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out‑of‑pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the written request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.03(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.03(g) the payment of which would place the indemnified party in a less favorable net after‑Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 5.03(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Mitigation Obligations. If Obligors are required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 5.01 or this Section 5.03, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the sole reasonable judgment of such Lender, such designation or assignment and delegation would (i) eliminate or reduce amounts payable pursuant to Section 5.01 or this Section 5.03, as the case may be, in the future, (ii) not subject such Lender to any unreimbursed cost or expense and (iii) not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(i) Survival. Each party’s obligations under this Article 5 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Loan Document.

Section 5.04. Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Article 5 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Obligors shall not be required to compensate a Lender pursuant to this Article 5 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Borrower of the change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

Article 6

Conditions Precedent

Section 6.01. Conditions to Tranche A Term Loan; Closing Date. The obligation of each Lender to make the Tranche A Term Loan on the Closing Date shall not become effective until the following conditions precedent shall have been reasonably satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche A Term Loan hereunder):

(a) Organization and Capitalization. The organizational structure and pro-forma capitalization of the Obligors, after giving effect to the Transactions, as set forth on Schedule 7.20 shall be satisfactory to the Administrative Agent.

(b) Terms of Material Agreements. The Administrative Agent shall be satisfied in its sole discretion with the terms and conditions of all of the Obligors’ Material Agreements, including without limitation, the Material Agreements that are directly or indirectly associated with manufacturing, distribution and payment of royalties by any Obligor.

(c) No Law Restraining Transactions. No applicable Law or regulation shall restrain, prevent or, in the reasonable judgment of the Administrative Agent, impose materially adverse conditions upon the Transactions.

(d) Lien Searches. The Administrative Agent shall be satisfied with Lien searches regarding the Obligors made prior to the Closing Date.

(e) Documentary Deliveries. The Administrative Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent:

(i) Agreement. This Agreement duly executed and delivered by the Obligors and each of the other parties hereto.

(ii) Security Documents.

(A) The Security Documents, including, without limitation, the Security Agreement, each Short‑Form IP Security Agreement, account control agreements and financing statements, each in form and substance satisfactory to the Administrative Agent and duly executed and delivered by each of the Obligors and the other parties thereto.

(B) The Collateral Questionnaire, duly executed and delivered by a Responsible Officer of the Borrower, substantially in the form of Exhibit I hereto and otherwise in form and substance satisfactory to the Administrative Agent.

(C) Without limitation, all other documents and instruments reasonably required to perfect the Administrative Agent’s Lien on, and security interest in, the Collateral required to be delivered on or prior to the Closing Date shall have been duly executed and delivered and be in proper form for filing, and shall create in favor of the Administrative Agent, a perfected Lien on, and security interest in, the Collateral, subject to no Liens other than Permitted Liens.

(iii) Notes. Any Notes requested in accordance with Section 2.04.

(iv) Fee Letter. The Fee Letter duly executed and delivered by the Obligors, the Lenders and the Administrative Agent.

(v) Approvals. The Borrower shall certify to the Administrative Agent that all Regulatory Approvals have been made or obtained, and all material licenses, consents, authorizations and approvals of, and notices to and filings and registrations with, any Governmental Authority (including all foreign exchange approvals) in connection with the Transactions have been made or obtained, and all material third‑party consents and approvals, necessary in connection with the execution, delivery and performance by the Obligors of the Loan Documents and the Transactions have been obtained.

(vi) Organizational Documents. (A) Certified copies of the Organizational Documents (as amended or restated to the satisfaction of the Administrative Agent, if required by the Administrative Agent in connection with the Liens created pursuant to the Security Documents) of each Obligor and of resolutions of the Board (or similar governing body) of each Obligor approving and authorizing the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party, certified as of the Closing Date by a Responsible Officer of such Obligor as being in full force and effect without modification or amendment; (B) a good standing certificate and/or compliance certificate from the applicable Governmental Authority of each Obligor’s jurisdiction of incorporation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Closing Date; and (C) such other documents as the Administrative Agent may reasonably request.

(vii) Incumbency Certificate. A certificate of each Obligor as to the authority, incumbency and specimen signatures of the persons who have executed the Loan Documents and any other documents in connection herewith on behalf of the Obligors.

(viii) Officer’s Certificate. A certificate, in form and substance satisfactory to the Administrative Agent, dated as of the Closing Date and signed by a Responsible Officer of each Obligor, confirming compliance with the conditions set forth in this Section 6.01.

(ix) Opinion of Counsel. A customary opinion, dated as of the Closing Date, of K&L Gates LLP, counsel to each Obligor in form reasonably acceptable to the Administrative Agent and its counsel.

(x) Evidence of Insurance. Certificates from each Obligor’s insurance broker or other evidence satisfactory to the Administrative Agent that all insurance required to be maintained pursuant to Section 8.05 is in full force and effect, together with endorsements naming the Administrative Agent as additional insured and lender’s loss payee, as applicable, under such Obligor’s liability and casualty insurance policies.

(xi) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(a)(ii) duly executed and delivered by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent.

(f) Due Diligence. The Administrative Agent shall have received and be satisfied with all due diligence regarding the Obligors (including without limitation historical financial statements, Projections, technical, operational, legal, Intellectual Property, commercial market forecasts, clinical and quality assessments, supply chain, securities, labor, Tax, litigation, environmental, reimbursement and regulatory authority matters) in its sole discretion.

(g) Indebtedness. As of the Closing Date, after giving effect to the Transactions, no Obligor shall have any Indebtedness other than the Obligations and any Indebtedness specified on Schedule 9.01(b). All commitments and obligations in respect of the Existing Credit Documents shall be terminated, all guarantees (if any) thereof discharged and released and all security therefor (if any) released, together with all fees and other amounts owing thereon, or documentation in form and substance satisfactory to the Administrative Agent to effect such release upon such repayment and termination shall have been delivered to the Administrative Agent.

(h) Closing Fees, Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, the Closing Fee and all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out‑of‑pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03, after deducting therefrom the Expense Deposit (which Closing Fee and other fees, costs and expenses may be paid out of the proceeds of the Tranche A Term Loan advanced by the Lenders on the Closing Date).

(i) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Closing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(j) No Material Adverse Change. No Material Adverse Change shall have occurred since December 31, 2025.

(k) No Default. No Default or Event of Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom.

(l) Miscellaneous. The Administrative Agent and each Lender shall have received such other opinions, instruments, certificates and documents as the Administrative Agent or such Lender shall have reasonably requested with prior notice to the Borrower.

Section 6.02. Conditions to Tranche B Term Loan; Tranche B Term Loan Borrowing Date. The obligation of each Lender to make the Tranche B Term Loan on the Tranche B Term Loan Borrowing Date shall not become effective until the following conditions precedent shall have been satisfied or waived in writing by the Administrative Agent (which satisfaction or waiver may be made simultaneously with the making of the Tranche B Term Loan hereunder):

(a) Tranche B Term Loan Commitment Termination Date. The Tranche B Term Loan Commitment Termination Date shall not have occurred.

(b) Borrowing Notice. The Administrative Agent shall have received a Borrowing Notice in accordance with Section 2.01(b)(ii) requesting the Borrowing of the Tranche B Term Loan duly executed by a Responsible Officer of the Borrower and the Borrower’s updated Schedules to this Agreement (if any), in form and substance satisfactory to the Administrative Agent.

(c) Representations and Warranties. The representations and warranties of the Obligors contained in Article 7 or any other Loan Document shall be true and correct in all material respects on and as of the Tranche B Term Loan Borrowing Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(d) No Default. No Default or Event of Default shall exist, or would result from such proposed Borrowing or from the application of the proceeds therefrom.

(e) Officer’s Certificate. A certificate, dated as of the Tranche B Term Loan Borrowing Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in this Section 6.02.

(f) Milestone. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that the Borrower has achieved Net Revenue of at least $85,000,000 for any twelve (12) consecutive month period prior to the Tranche B Term Loan Borrowing Date.

(g) Expenses, Etc. The Lenders and their Affiliates shall have received for their own account, all fees, costs and expenses due (including applicable attorney costs and the reasonable and documented out-of-pocket fees and expenses of any other advisors to the Lenders) and payable pursuant to Section 13.03.

(h) Miscellaneous. The Administrative Agent and each Lender shall have received such other opinions, instruments, certificates and documents as the Administrative Agent or such Lender shall have reasonably requested with prior notice to the Borrower.

The borrowing of the Term Loans shall constitute a certification by the Borrower to the effect that the conditions set forth in Sections 6.01 and 6.02, as applicable, have been fulfilled as of the Closing Date or the Tranche B Term Loan Borrowing Date, as applicable.

Article 7

Representations and Warranties

In order to induce the Lenders to enter into this Agreement and to extend the Term Loans hereunder, each Obligor represents and warrants to the Lenders and the Administrative Agent, on the Closing Date and on the Tranche B Term Loan Borrowing Date, as applicable, that the following statements are true and correct:

Section 7.01. Power and Authority. Each Obligor and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, (b) has all requisite corporate (or equivalent) power, and has all material Governmental Approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted except to the extent that failure to have the same would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary except where failure to so qualify would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and (d) has full power, authority and legal right to make and perform each of the Loan Documents and, in the case of the Borrower, to borrow the Term Loans hereunder.

Section 7.02. Authorization; Enforceability. The Transactions are within each Obligor’s corporate (or equivalent) powers and have been duly authorized by all necessary corporate (or equivalent) action and, if required, by all necessary shareholder or other equity holder action. The Loan Documents have been duly executed and delivered by each Obligor party thereto and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 7.03. Governmental and Other Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents, (b) will not violate any applicable Requirement of Law or any applicable order of any Governmental Authority, in each case, other than any such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (c) will not violate any applicable Organizational Documents of any Obligor, (d) will not violate or result in a default under any Material Agreement, or give rise to a right thereunder to require any payment to be made by any such Person, and (e) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.

Section 7.04. Financial Statements; Projections; Material Adverse Change.

(a) Financial Statements. The Obligors have heretofore furnished to the Administrative Agent certain financial statements as provided for in Section 8.01. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Obligors as of such dates and for such periods substantially in accordance with GAAP, subject to quarterly or year‑end adjustments and the absence of footnotes. No Obligor has any material contingent liabilities or liabilities for taxes, long‑term lease or unusual forward or long‑term commitments not disclosed in the aforementioned financial statements.

(b) Projections. On and as of the Closing Date, the projections of the Obligors (collectively, the “Projections”) are based on good faith estimates and assumptions made by the management of the Obligors; provided,the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided, further, as of the Closing Date, the management of the Obligors believe that the Projections are reasonable and attainable.

(c) No Material Adverse Change. Since December 31, 2025, no event, circumstance or change has occurred that has caused or evidences, either individually or in the aggregate, a Material Adverse Change.

Section 7.05. Properties.

(a) Property Generally. Each Obligor and each of its Subsidiaries has good and marketable fee simple title to, or valid leasehold or license interests in, all its real and personal Property material to its business, including all Product Assets, subject only to Permitted Liens and except as would not reasonably be expected to interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Intellectual Property.

(i) Schedule 7.05(b) lists, with respect to each Obligor, all United States and foreign registrations of and applications for Patents, Trademarks, Copyrights, and Industrial Designs that are Obligor Intellectual Property, including the applicable jurisdiction, registration or application number and date, as applicable thereto, and a designation as to whether it is licensed or owned by an Obligor and whether such Obligor Intellectual Property is Material Intellectual Property.

(ii) Each Obligor (A) owns or possesses all legal and beneficial rights, title and interest in and to the Material Intellectual Property and (B) has the right to use the Material Intellectual Property licensed to such Obligor, in each case with good and marketable title, free and clear of any Liens or Claims of any kind, other than Permitted Liens.

(iii) To each Obligor’s knowledge, the Material Intellectual Property does not violate any license or infringe any valid and enforceable Intellectual Property right of another Person.

(iv) Other than with respect to the Material Agreements, or as permitted by this Agreement, the Obligors have not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Obligor Intellectual Property, in whole or in part, to any Person who is not an Obligor.

(v) Other than as set forth on Schedule 7.05(b), the Obligors have not received any written communications, nor is there any pending or, to each Obligor’s knowledge, threatened action in writing, suit, proceeding or Claim in writing by another, alleging that any of the Obligors has violated, infringed, diluted or misappropriated any Intellectual Property of another.

(vi) There is no pending or, to any Obligor’s knowledge, threatened action in writing, suit, proceeding or Claim in writing by another: (A) challenging an Obligor’s rights in or to any Obligor Intellectual Property; or (B) challenging the validity, enforceability or scope of any Obligor Intellectual Property, except with respect to Material Intellectual Property, such action in writing, suit, proceeding or Claim in writing by another could not be reasonably expected to result in a Material Adverse Effect.

(vii) Each Obligor has taken commercially reasonable precautions to protect the secrecy, confidentiality and value of the Material Intellectual Property (including without limitation, by requiring that all relevant current and former employees, contractors, and consultants of the Obligors execute written confidentiality and Invention assignment Contracts).

(viii) Each Obligor has complied with the terms of each Material Agreement pursuant to which Intellectual Property has been licensed to the Obligors (which material terms shall include, but not be limited to, pricing and duration of the agreement).

(ix) All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid or the failure to so pay was the result of an intentional decision by the applicable Obligor, which would not reasonably be expected to result in a Material Adverse Change. All documents and instruments necessary to register or apply for or renew registration of all Patents, Trademarks and Copyrights have been validly executed, delivered and filed in a timely manner with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

(x) To each Obligor’s knowledge, (A) there are no material defects in any of the Patents and (B) no such Patents have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding.

(xi) To each Obligor’s knowledge, no Obligor has received any written notice asserting that the Patents are invalid, unpatentable or unenforceable and, to each Obligor’s knowledge, no Obligor has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate or render unpatentable or unenforceable any such Patent.

(xii) Each employee and consultant has signed a written agreement assigning to the applicable Obligor all Intellectual Property rights that are related to such Obligor’s business as now conducted and as conducted at the time of such execution, and such agreements include confidentiality provisions protecting both trade secrets and confidential information of the Obligors.

(xiii) To the knowledge of each Obligor, no third party is infringing upon or misappropriating, or violating any license or agreement with such Obligor relating to any Intellectual Property.

Section 7.06. No Actions or Proceedings.

(a) Litigation. There is no litigation, investigation or enforcement proceeding pending or threatened in writing with respect to any Obligor or its Subsidiaries by or before any Governmental Authority or arbitrator (i) that either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) that involves this Agreement or the Transactions.

(b) Environmental Matters. The operations and the real Property of the Obligors and their Subsidiaries comply with all applicable Environmental Laws, except to the extent the failure to so comply, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To each Obligor’s knowledge, there have been no conditions, occurrences or release of Hazardous Materials which would reasonably be expected to have a Material Adverse Effect.

(c) Labor Matters. No Obligor nor any of its Subsidiaries has engaged in unfair labor practices and there are no pending or, to any Obligor’s knowledge, threatened in writing labor actions, disputes, grievance or arbitration proceedings involving the employees of any Obligor or any of its Subsidiaries, in each case that would reasonably be expected to have a Material Adverse Effect. There is no material strike or work stoppage in existence or threatened in writing against any Obligor or any of its Subsidiaries and to the knowledge of such Obligor, no union organization activity is taking place.

Section 7.07. Compliance with Laws and Agreements.

(a) Each Obligor and each of its Subsidiaries are in compliance with all Requirements of Law (including Health Care Laws and Environmental Laws) and all Contracts binding upon it or its Property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) Without limiting the generality of the foregoing:

(i) To the best of each Obligor’s knowledge, any financial relationships between or among any Obligor or any Subsidiary thereof, on the one hand, and any Person who is in a position to refer patients or other health care business to any Obligor or any Subsidiary thereof (collectively a “Referral Source”), on the other hand, (A) comply in all material respects with all applicable Health Care Laws, (B) reflect fair market value, have commercially reasonable terms and were negotiated at arm’s length; and (C) do not obligate the Referral Source to purchase, use, recommend or arrange for the use of any products or services of any Obligor or any Subsidiary thereof in any manner that could reasonably be expected to constitute a violation of Health Care Laws. No Obligor, nor any Subsidiary thereof, directly or indirectly, has guaranteed a loan, made a payment toward a loan or otherwise subsidized a loan for any Referral Source including, without limitation, any loans related to financing the Referral Source’s ownership, investment or financial interest in any Obligor or any such Subsidiary.

(ii) All Products have been developed, tested, manufactured, distributed, marketed and sold in compliance in all material respects with all applicable Regulated Product Laws, including, without limitation, all requirements relating to pre‑market notification, good manufacturing practices/quality system regulations (21 CFR Part 820), labeling, advertising, record‑keeping, and adverse event reporting.

(iii) Each Obligor and each Subsidiary thereof is in compliance in all material respects with the Physician Payments Sunshine Act (Section 6002 of the Affordable Care Act of 2010) and its implementing regulations and any applicable state disclosure and transparency laws.

(iv) No Obligor or Subsidiary participates in, or otherwise directly receives reimbursement from, any Third-Party Payor Program.

(v) No Obligor nor any Subsidiary thereof, nor, to the knowledge of any Obligor, any owner, officer, director, partner, agent or managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 420.201) in any Obligor has been (i) excluded from any Federal Health Care Program, (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), (iii) is listed on the General Services Administration list of excluded parties, nor, to the knowledge of the Obligors, is any such debarment, disqualification, suspension or exclusion threatened or pending, or (iv) made a party to any other action by any Governmental Authority that may prohibit it from selling products or providing services to any governmental or other purchaser pursuant to any federal, state or local laws or regulations.

(vi) No Obligor nor any Subsidiary thereof is subject to any pending audit, claim review, investigation, proceeding, or other action (in each case, whether civil, criminal, administrative or investigative) relating to any actual or alleged noncompliance with any applicable Health Care Law, which could result in the imposition of any material penalties from any Governmental Authority. No Obligor nor any Subsidiary thereof, nor, to the knowledge of any Obligor, any owner, officer, director, partner, agent or managing employee of any Obligor is a party to or bound by any individual integrity agreement, corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, settlement agreement or other formal written agreement with any Governmental Authority concerning its compliance with any Health Care Law.

(vii) Each Obligor and Subsidiary thereof maintains and adheres to, in all material respects, a commercially reasonable compliance program designed to promote compliance with and to detect, prevent, and address violations of all material Health Care Laws (a “Health Care Compliance Program”). No Obligor nor any Subsidiary thereof is aware of any complaints from any employees, independent contractors, vendors, physicians, customers, patients or other persons that could reasonably be considered to indicate a violation of Health Care Laws which would be reasonably expected to result individually, or in the aggregate, in a Material Adverse Effect.

Section 7.08. Taxes. Each Obligor has timely filed or caused to be filed all federal income and other material Tax returns and reports required to have been filed and has paid or caused to be paid all federal income and other material Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Obligor has set aside on its books adequate reserves with respect thereto substantially in accordance with GAAP.

Section 7.09. Full Disclosure. Obligors have disclosed to the Lenders all Material Agreements to which any Obligor is party, and all other matters to its knowledge, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Obligors to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Obligors represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 7.10. Regulation.

(a) Investment Company Act. No Obligor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

(b) Margin Stock. No Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of the Term Loans will be used to buy or carry any Margin Stock in violation of Regulation T, U or X.

Section 7.11. Solvency. The Obligors, on a consolidated basis, are, and, immediately after giving effect to the Borrowings, the use of proceeds thereof, and the consummation of the Transactions, will be, Solvent.

Section 7.12. [Reserved].

Section 7.13. Indebtedness and Liens. Set forth on Schedule 9.01(b) is a complete and correct list of all Permitted Indebtedness of each Obligor described in Section 9.01(b) as of the date hereof. Set forth on Schedule 9.02(b) is a complete and correct list of all Permitted Liens described in Section 9.02(b) granted by an Obligor with respect to its respective Property and outstanding as of the date hereof.

Section 7.14. Material Agreements. Set forth on Schedule 7.14 (as such Schedule may be updated by the Borrower from time to time) is a complete and correct list of (a) each Material Agreement and (b) each Contract creating or evidencing any Material Indebtedness, together with a summary reference to the product or purpose of each such Material Agreement and such Contract, to which an Obligor is a party. Accurate and complete copies of each such Contract listed on such schedule have been made available to the Lenders. No Obligor is in default in any material respect under any such Material Agreement or such Contract creating or evidencing any Material Indebtedness listed on such schedule, and no Obligor has knowledge of any default in any material respect by any counterparty to such Material Agreement or such Contract. Except as otherwise disclosed on Schedule 7.14 (as such Schedule may be updated by the Borrower from time to time), all material vendor purchase agreements and provider Contracts of the Obligors, and all Material Agreements including a grant of rights under any Intellectual Property to an Obligor, are in full force and effect without material modification from the form in which the same were disclosed to the Lenders.

Section 7.15. Restrictive Agreements. None of the Obligors is party to any Restrictive Agreement, except (a) those listed on Schedule 7.15 or otherwise permitted under Section 9.11, (b) restrictions and conditions imposed by Law or by the Loan Documents, (c) any stockholder agreement, investor rights agreement, charter, bylaws or other Organizational Documents of an Obligor and (d) limitations associated with Permitted Liens.

Section 7.16. Real Property. No Obligor nor any of its Subsidiaries owns or leases (as tenant thereof) any real Property on the date hereof, except as described on Schedule 7.16.

Section 7.17. Pension and Other Plans. Schedule 7.17 sets forth, as of the date hereof, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, and (b) all Multiemployer Plans. Except as would not, in the aggregate, have a Material Adverse Effect, (i) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (ii) there are no existing or pending (or to the knowledge of any Obligor or Subsidiary thereof, threatened) Claims (other than routine Claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigations involving any Benefit Plan, and (iii) no ERISA Event has occurred or is reasonably expected to occur.

Section 7.18. Collateral; Security Interest. Each Security Document is effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral subject thereto and each such security interest is perfected to the extent required by (and has the priority required by) the applicable Security Document, subject to Permitted Liens. The Security Documents collectively are effective to create in favor of the Administrative Agent for the benefit of the Lenders a legal, valid and enforceable security interest in the Collateral, which upon the filing of financing statements and other similar statements filed in the appropriate offices, such security interests are perfected security interests (subject only to Permitted Liens) to the extent that such perfection may be obtained by such filing.

Section 7.19. Regulatory Approvals.

(a) Each Obligor and each of its Subsidiaries holds either directly or through licensees and agents, all Regulatory Approvals and Permits necessary or required for each Obligor and its Subsidiaries to conduct all Product Development and Commercialization Activities with respect to the Products.

(b) Set forth on Schedule 7.19(b) is a complete and accurate list as of the date hereof of all Regulatory Approvals and Permits referred to in clause (a) above, setting forth (on a per Product basis) the Obligor that holds such Regulatory Approval or Permit and a brief description of each such Regulatory Approval or Permit. All such Regulatory Approvals and Permits are (i) legally and/or beneficially owned exclusively by the Obligor identified on Schedule 7.19(b), free and clear of all Liens other than Permitted Liens, (ii) validly registered and on file with the applicable Regulatory Authority, in material compliance with all registration, filing and maintenance requirements (including any fee requirements) thereof, and (iii) in good standing, valid, and enforceable with the applicable Regulatory Authority. All required and material notices, registrations and listings, supplemental applications or notifications, reports (including annual reports, field alerts, Device reports or other reports of adverse experiences) and all other required and material filings with respect to the Products or any related Product Development and Commercialization Activities have been filed with the applicable Regulatory Authorities or other Governmental Authorities.

(c) (i) All material regulatory filings required by any Regulatory Authority or in respect of any Product Authorization or other Regulatory Approval with respect to any Product or any Product Development and Commercialization Activities have been made, and all such filings are complete and correct in all material respects and have complied in all material respects with all applicable Requirements of Law, (ii) all clinical and pre‑clinical trials, if any, of investigational Products have been and are being conducted by each Obligor according to all applicable Requirements of Law in all material respects along with appropriate monitoring of clinical investigator trial sites for their compliance, and (iii) each Obligor has disclosed to the Lenders all such material regulatory filings and all material communications between representatives of each Obligor and any Regulatory Authority.

(d) Each Obligor and, to each Obligor’s knowledge, each of its agents are in compliance in all material respects with all applicable statutes, rules and regulations (including all Product Authorizations and other Regulatory Approvals) of all applicable Governmental Authorities, including the FDA and all other applicable Regulatory Authorities, with respect to each Product and all Product Development and Commercialization Activities related thereto. Each Obligor has and maintains in full force and effect all the necessary and required Product Authorizations and other Regulatory Approvals for its Products. Each Obligor is in compliance in all material respects with all applicable registration and listing requirements set forth in all applicable Regulated Product Laws. Each Obligor adheres in all material respects to all applicable regulations of all Regulatory Authorities with respect to the Products and all Product Development and Commercialization Activities related thereto.

(e) (i) No Obligor has received from any Regulatory Authority any notice of adverse findings with respect to any Product or any Product Development and Commercialization Activities related thereto, including any FDA Form 483 inspectional observations (to the extent any such FDA Form 483 inspectional observation would have a material impact on the conduct of the Borrower’s business operations), notices of violations, warning letters, criminal proceeding notices under Section 305 of the FD&C Act, or any other similar communication from any Regulatory Authority, (ii) there have been no seizures conducted or, to each Obligor’s knowledge, threatened by any Regulatory Authority with respect to any Product, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration or safety alerts conducted, requested or, to any Obligor’s knowledge, threatened by any Regulatory Authority with respect to any Product, and (iii) no Obligor has received any written notification that remains unresolved from the FDA or any other Regulatory Authority indicating any breach or violation of any applicable Product Authorization or other Regulatory Approval, including that any Product is “misbranded” or “adulterated” within the meaning of the FD&C Act or the rules and regulations promulgated thereunder.

(f) Neither any Obligor nor, to any Obligor’s knowledge, any officer, employee or agent thereof, has made an untrue statement of a material fact or fraudulent statements to the FDA or any other applicable Regulatory Authority, failed to disclose a material fact required to be disclosed to the FDA or any other applicable Regulatory Authority, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made (or was not made), would reasonably be expected to provide a basis for the FDA or any other applicable Regulatory Authority to invoke its policy respecting Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy.

(g) No Obligor has received any written notice that the FDA or any other applicable Regulatory Authority has commenced or initiated, or, to the knowledge of any such Obligor,

threatened to commence or initiate, any action to withdraw any Regulatory Approval or Product Authorization or requested the recall of any Products or commenced or initiated or, to the knowledge of such Obligor, threatened to commence or initiate, any action to enjoin any Product Development and Commercialization Activities of such Obligor.

(h) The clinical, preclinical, safety and other studies and tests conducted by or on behalf of or sponsored by each Obligor, or in respect of which any Products or Product candidates under development have participated, were (and if still pending, are) being conducted materially in accordance with standard medical and scientific research procedures and all applicable Product Authorizations. Each Obligor has operated within, and currently is in compliance in all material respects with, all applicable Regulated Product Laws, Product Authorizations and other Regulatory Approvals. No Obligor has received any notices or other correspondence from the FDA or any other applicable Regulatory Authority requiring the material modification, termination or suspension of any clinical, preclinical, safety or other studies or tests used to support regulatory clearance of, or any Product Authorization or other Regulatory Approval for, any Product.

(i) No material debarment or exclusionary Claims, actions, proceedings or investigations in respect of any Obligor’s business is pending, or to such Obligor’s knowledge, threatened in writing against such Obligor or its officers, employees or agents. No Obligor or, to such Obligor’s knowledge, any officer, employee or agent of such Obligor, has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in a debarment or exclusion under (i) Section 335a of the FD&C Act or (ii) any similar applicable Law.

Section 7.20. Capitalization. All of the issued and outstanding securities of each Obligor have been duly authorized, are validly issued, fully paid, and non‑assessable. As of the Closing Date and except as set forth on Schedule 7.20, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other Contracts or commitments that could require the Obligors to issue, sell, or otherwise cause to become outstanding any of their ownership interests. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Obligors. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the ownership interests of the Obligors. None of the Equity Interests in any Obligor has been mortgaged, assigned or pledged in favor of any Person, other than pursuant to the Security Agreement.

Section 7.21. Insurance. Each Obligor has obtained (and is maintaining), insurance for its assets (including the Collateral) and business as required under the Loan Documents.

Section 7.22. Certain Fees. Except as described on Schedule 7.22, no broker’s or finder’s fee will be payable in connection with the execution and delivery of this Agreement.

Section 7.23. Sanctions Laws. Obligors and, to the knowledge of the Obligors, any director, officer or employee of an Obligor acting on behalf of the Obligors, are in compliance with the Sanctions Laws.

Section 7.24. Anti‑Corruption Laws. No Obligor nor any of its Subsidiaries has, nor, to the knowledge of any Responsible Officer of any Obligor, has any director, officer, agent or employee of any Obligor acting on behalf of such Obligor (a) taken any action, directly or indirectly, that would result in a violation by such Persons of the Anti‑Corruption Laws, (b) made, offered to make, promised to make or authorized the payment or giving of, directly or indirectly, any Prohibited Payment or (c) been subject to any investigation by any Governmental Authority with regard to any actual or alleged Prohibited Payment.

Section 7.25. Anti‑Terrorism Laws. The Obligors and their Subsidiaries (a) have taken reasonable measures to ensure compliance with applicable Economic Sanctions Laws and Anti‑Terrorism Laws, (b) are not Designated Persons and (c) have not used any part of the proceeds from any advance on behalf of any Designated Person or has not used, directly by it or indirectly through any Subsidiary, such proceeds in connection with any investment in, or any transactions or dealings with, any Designated Person.

Section 7.26. Royalty and Other Payments. Except as set forth on Schedule 7.26, no Obligor, nor any of its Subsidiaries, is obligated to pay any royalty, milestone payment, deferred payment or any other contingent payment in respect of any Product.

Article 8

Affirmative Covenants and Financial Covenants

Each Obligor covenants and agrees with the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash:

Section 8.01. Financial Statements and Other Information. It will furnish to the Administrative Agent for distribution to the Lenders:

(a) [Reserved];

(b) as soon as available and in any event within forty (40) days after the end of each fiscal quarter, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statement of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the Financial Plan for the current fiscal year, all in reasonable detail together with (i) a certificate of a Responsible Officer of the Borrower stating that such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at such date and the results of operations of the Borrower and its Subsidiaries for the period ended on such date and have been prepared substantially in accordance with GAAP consistently applied, subject to changes resulting from normal quarterly or year‑end adjustments and except for the absence of footnotes and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Borrower’s and its Subsidiaries’ liquidity and capital resources; provided that, so long as the Borrower is a Publicly Reporting Company, the Borrower’s filing of a Quarterly Report on Form 10-Q with the SEC shall be deemed to satisfy the requirements of this Section 8.01(b) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto.

(c) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year, the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statement of income, shareholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year and the corresponding figures from the Financial Plan for the fiscal year covered by such financial statements, prepared substantially in accordance with GAAP consistently applied, all in reasonable detail accompanied by (i) a report and opinion thereon of Grant Thornton LLP or another firm of independent certified public accountants of recognized national standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards, and commencing with the Annual Report on Form 10-K for the Company’s fiscal year ending December 31, 2026, shall not be subject to any “going concern” or like qualification or exception audit (other than solely with respect to, or resulting solely from the upcoming Stated Maturity Date occurring within one year from the time such report is delivered) or any qualification or exception as to the scope of such audit or related to the maturity of the Transactions and (ii) a management’s discussion and analysis of the financial condition and results of operations, including the Obligors’ liquidity and capital resources; provided that, so long as the Borrower is a Publicly Reporting Company, the Borrower’s filing of an Annual Report on Form 10-K with the SEC shall be deemed to satisfy the requirements of this Section 8.01(c) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto;

(d) within forty (40) days after the end of each quarter, a Compliance Certificate of a Responsible Officer of the Borrower as of the end of the applicable accounting period (which delivery may, unless a Lender requests executed originals, be by electronic communication including email and shall be deemed to be an original authentic counterpart thereof for all purposes) in the form of Exhibit E (a “Compliance Certificate”) which, for purposes of clarification, shall (i) (A) confirm the Obligors’ compliance with Section 8.11, Section 8.15(a) and Section 8.15(b) and (B) confirm that no Default or Event of Default is continuing (and if a Default or Event of Default has occurred and is continuing state the proposed actions that the Obligors intend to take in connection with such Default or Event of Default), and (ii) for each quarter end that coincides with the end of a fiscal year of the Obligors, (A) provide a copy of any new Material Agreement, except as publicly disclosed by the Borrower as a Publicly Reporting Company, (B) state that the representations and warranties made by the Obligors in Article 7 are true in all material respects on and as of the date thereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects and (C) provide updated Schedules (if any) to this Agreement;

(e) within (30) days after the end of each month a Compliance Certificate of a Responsible Officer of the Borrower as of the end of the month which, for purposes of clarification, shall confirm the Obligors’ compliance with Section 8.15(a), which may include statements showing the current balance of each account of the Obligors holding Unrestricted Cash necessary to establish compliance with Section 8.15(a);

(f) promptly, and in any event within five (5) Business Days after receipt thereof by an Obligor thereof, copies of each notice or other correspondence received from any securities regulator or exchange to the authority of which an Obligor is subject concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of such Obligor;

(g) the information regarding insurance maintained by Obligors as and when required under Section 8.05;

(h) promptly following the Lenders’ written request at any time, proof of the Obligors’ compliance with Section 8.15(a), which may include statements showing the current balance of each account of the Obligors holding Unrestricted Cash necessary to establish compliance with Section 8.15(a);

(i) within ten (10) days of delivery, copies of all periodic reports distributed by the Borrower to its shareholders generally; provided that (i) any such material may be redacted by the Borrower to exclude information relating to the Loan Documents or the Lenders and (ii) the Lenders shall not be entitled to receive statements, reports and notices relating to topics that (A) are subject to attorney‑client privilege or (B) present a conflict of interest for the Lenders; provided that, if the Borrower is subject to the public reporting requirements of the Exchange Act, the Borrower’s filing of any such material with the SEC shall be deemed to satisfy the requirements of this Section 8.01(g) on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto;

(j) only to the extent requested by the Administrative Agent, a financial forecast for the Borrower and its Subsidiaries for each fiscal year, including forecasted balance sheets, statements of income and cash flows of the Borrower and its Subsidiaries (the “Financial Plan”), all of which shall be prepared on a consolidated basis and delivered not later than February 28 of such fiscal year;

(k) within five (5) Business Days following any Lender’s written request, certification that such Obligor is not a passive foreign investment company (“PFIC”) within the meaning of Sections 1291 through 1297 of the Code, or, if such Obligor determines that it is a PFIC, such information as would allow the Lender to make a qualified electing fund election with respect to the Equity Interest of the Obligor;

(l) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Obligors (including with respect to the Collateral) as the Lenders may from time to time reasonably request; and

(m) so long as the Borrower is a Publicly Reporting Company, the Borrower shall within five (5) Business Days of the Borrower’s filing, provide access (via posting and/or links on the Borrower’s website) to all reports filed with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange; and within five (5) Business Days of filing, provide notice and access (via posting and/or links on the Borrower’s website) to all reports filed with the SEC, and copies of (or access to, via posting and/or links on the Borrower’s website) all other reports, proxy statements and other materials filed by the Borrower with the SEC, any Governmental Authority succeeding to any of the functions of the SEC or with any national securities exchange.

Section 8.02. Notices of Material Events. It will furnish to the Administrative Agent for distribution to the Lenders written notice of the following promptly after a Responsible Officer of the Borrower and its Subsidiaries first learns of the existence of:

(a) the occurrence of any Default or Event of Default;

(b) the occurrence of any event with respect to any Obligor’s Property resulting in a Loss, to the extent not covered by insurance, aggregating $500,000 or more;

(c) (i) any proposed Acquisition by any Obligor that would reasonably be expected to result in environmental liability under Environmental Laws in excess of $500,000, and (ii) in each case, to the extent that any of the following would reasonably be expected to result in liability in excess of $500,000: (A) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any Governmental Authority under applicable Environmental Laws, and (B) all actions, suits, Claims, notices of violation, hearings, investigations or proceedings pending, or threatened in writing against or affecting any Obligor or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of their respective businesses, operations or properties, relating to Environmental Laws or Hazardous Material;

(d) the assertion of any environmental matter by any Person in writing against, or with respect to the activities of, any Obligor or any of its Subsidiaries and any alleged violation of or non‑compliance with any Environmental Laws or any Permits, licenses or authorizations by any Obligor or any of its Subsidiaries, in each case, which would reasonably be expected to involve damages in excess of $500,000 other than any environmental matter or alleged violation that, if adversely determined, would not reasonably be expected to result (either individually or in the aggregate) in a Material Adverse Effect;

(e) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or directly affecting any Obligor or any of its Subsidiaries, in each case, that would reasonably be expected to result in a Material Adverse Effect;

(f) (i) within ten (10) days after receipt by any Obligor from the PBGC of a notice of intent to terminate any Title IV Plan or to have a trustee appointed to administer any Title IV Plan, a copy of such notice and (ii) promptly, and in any event within ten (10) days, after any Responsible Officer of any Obligor knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice (which may be made by telephone if promptly confirmed in writing) describing such waiver request, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto;

(g) within five (5) Business Days of obtaining written notice or knowledge thereof, (i) the termination of any Material Agreement; (ii) the receipt by any Obligor or any of its Subsidiaries of a written notice under any Material Agreement (and a copy thereof) asserting a default by such Obligor or any of its Subsidiaries where such alleged default would permit such counterparty to terminate such Material Agreement; (iii) the entering into any new Material Agreement by an Obligor (and a copy thereof); or (iv) any amendment to a Material Agreement that would be materially adverse to the Lenders (and a copy thereof) (which includes, but is not limited to, any amendments to provisions relating to pricing and term); provided that notices required under this subsection (g) may be delivered with the quarterly Compliance Certificate unless any of the foregoing events would reasonably be expected to have a Material Adverse Effect;

(h) within five (5) Business Days of obtaining written notice or knowledge thereof, any product recalls, seizures, safety alerts, corrections, withdrawals, marketing suspensions, import alert or detention, removals or the like conducted, to be undertaken or issued by any Obligor or any of its Subsidiaries, whether or not at the request, demand or order of any Governmental Authority or otherwise with respect to any Product;

(i) within five (5) Business Days of obtaining written notice or knowledge thereof, any infringement or other violation by any Person of any Obligor Intellectual Property that would reasonably be expected to result in a Material Adverse Effect;

(j) within five (5) Business Days of obtaining written notice or knowledge thereof, a licensing agreement or arrangement entered into by any Obligor or any of its Subsidiaries in connection with any infringement or alleged infringement of the Intellectual Property of another Person;

(k) within five (5) Business Days of obtaining written notice or knowledge thereof, any written Claim by any Person that the conduct of any Obligor’s (or any Subsidiary thereof) business, including the development, manufacture, use, sale or other commercialization of any Product, infringes any Intellectual Property of such Person, except to the extent any such Claim would not reasonably be expected to result in a Material Adverse Effect;

(l) the distribution of reports and notices as and when required by the Security Documents;

(m) within thirty (30) days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 8.01, notice of any material change in accounting policies or financial reporting practices by the Obligors;

(n) after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving an Obligor (or any Subsidiary thereof);

(o) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect;

(p) the acceleration of the maturity of any Indebtedness owed by any Obligor or of any default by Obligors under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could, in the reasonable opinion of the Borrower, cause a Material Adverse Effect;

(q) any Taxes or obligations that are not paid in accordance with Section 8.04;

(r) concurrently with the delivery of financial statements under Section 8.01, the creation or other acquisition of any Intellectual Property by any Obligor or any Subsidiary after the date hereof and during such prior fiscal year which is registered or becomes registered or the subject of an application for registration with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, or with any other equivalent foreign Governmental Authority;

(s) any change to any Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts, by delivering to the Lenders an updated Schedule 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change;

(t) within five (5) Business Days of introducing any Product that is subject to regulation by the FDA, or any comparable foreign Governmental Authority, as a medical device; and

(u) within five (5) Business Days of (i) receipt of any subpoena, civil investigative demand letter, or other notice from any Governmental Authority of any investigation or audit, or pending or threatened (in writing) proceedings relating to any material violation of any Health Care Law, (ii) any loss, suspension or relinquishment of any Product Authorization or other Regulatory Approval, or (iii) any voluntary disclosure to a Governmental Authority of an overpayment amount greater than $500,000 related to an actual or potential violation of Health Care Laws.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth in reasonable detail the event or development requiring such notice and any action taken or proposed to be taken with respect thereto; provided that, so long as the Borrower is a Publicly Reporting Company, the Borrower’s filing of notice of any such event with the SEC shall be deemed to satisfy the requirements of this Section 8.02 on the date on which such report is first available via the SEC’s EDGAR system or a successor system related thereto.

Notwithstanding any contrary provision of this Agreement or any other Loan Document (including, without limitation, Sections 8.01 and 8.02), so long as the Borrower is a Publicly Reporting Company, in the event that the Administrative Agent provides notice to the Borrower that it no longer desires to receive any information that constitutes material non-public information, the Obligors shall not be required to provide any information pursuant to the terms hereof or thereof unless the Borrower is disclosing such information pursuant to a filing with the SEC; provided that notwithstanding the foregoing, the Obligors shall at all times comply with Section 8.01(d) and 8.02(a).

Section 8.03. Existence; Maintenance of Properties, Etc.

(a) It will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, amalgamation, plan of arrangement, consolidation, liquidation or dissolution permitted under Section 9.03.

(b) It shall, and shall cause each of its Subsidiaries to, maintain and preserve all rights, licenses, Permits, privileges and franchises material to the conduct of its business, and maintain and preserve all of its assets and properties, including all Product Assets, necessary to the conduct of its business in good working order and condition, ordinary wear and tear and damage from casualty or condemnation excepted.

(c) It shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to cause each new employee and contractor to execute and deliver a customary confidentiality, non‑disclosure, and Intellectual Property assignment agreement that includes a waiver of moral rights.

Section 8.04. Payment of Obligations. It will, and will cause each of its Subsidiaries to, pay and discharge (a) all federal income and other material Taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful Claims for labor, materials and supplies which, if unpaid, might become a Lien (other than a Permitted Lien) upon any properties or assets of any Obligor, except to the extent such Taxes, fees, assessments or governmental charges or levies, or such Claims, are being contested in good faith by appropriate proceedings and are adequately reserved against substantially in accordance with GAAP, (b) all lawful Claims which, if unpaid, would by Law become a Lien upon its Property not constituting a Permitted Lien and (c) all other obligations if the failure to discharge such obligation would reasonably be expected to result in a Material Adverse Effect.

Section 8.05. Insurance. At its own cost and expense, it will, and will cause each of its Subsidiaries, to obtain and maintain, with financially sound and reputable insurers, insurance of the kinds, and in the amounts, as are consistent with customary practices and standards of its industry in the same or similar locations, it being understood and agreed that the insurance held by the Obligors on the Closing Date is deemed to fulfill this requirement on the date hereof. All of the insurance policies required pursuant to this Section 8.05 will name the Administrative Agent as a “lender’s loss payee,” “additional insured” or “mortgagee,” as applicable and as its interests may appear. The Borrower will use its commercially reasonable efforts to ensure, or to cause others to ensure, that all insurance policies required pursuant to this Section 8.05 shall provide that they shall not be terminated or cancelled nor shall any policy be materially changed in a manner adverse to the insured Person without at least thirty (30) days’ written notice (or ten (10) days’ written notice if termination is due to non-payment) to the insured Person and the Administrative Agent. Receipt of notice of termination or cancellation of any such insurance policies shall entitle the Administrative Agent to renew any such policies, all in accordance with the first sentence of this Section 8.05 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Borrower (payable within three (3) Business Days of the Borrower’s receipt of written demand therefor) and, unless an Event of Default has occurred and is continuing, with the prior written consent of the Borrower (such consent not to be unreasonably withheld). The amount of any such expenses shall accrue interest at the Default Rate if not paid when due and shall constitute “Obligations.” All of the insurance policies required hereby will be evidenced by one or more certificates of insurance, together with appropriate lender’s loss payee or additional insured clauses or endorsements in favor of the Administrative Agent as required by this Section 8.05, delivered to the Administrative Agent on or before the Closing Date and at such other times as the Administrative Agent may request from time to time.

Section 8.06. Books and Records; Inspection Rights. It will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. It will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice and at reasonable times, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and with reasonable advance notice as the Administrative Agent may request. It will, and will cause each of its Subsidiaries to, pay all reasonable and documented out‑of‑pocket expenses incurred by the Administrative Agent (a) so long as no Default has occurred and is continuing, for no more than two (2) such inspections each calendar year and (b) during a continuing Default, all such inspections.

Section 8.07. Compliance with Laws.

(a) It will, and will cause each of its Subsidiaries to, (i) comply in all material respects with all Requirements of Law (including Health Care Laws and Environmental Laws) and (ii) comply in all material respects with all terms of outstanding Indebtedness and all Material Agreements, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) Each Obligor will maintain, and will cause each of its Subsidiaries to maintain, all records required to be maintained by a Governmental Authority or otherwise under any applicable Health Care Law, except where failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) Each Obligor will maintain, and will cause each of its Subsidiaries to maintain, a Health Care Compliance Program, which will be reviewed and updated annually, as necessary.

Section 8.08. Licenses. It will, and will cause each of its Subsidiaries to, obtain and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other Governmental Approvals necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the Transactions or the operation and conduct of its business and ownership of its properties, except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 8.09. Action under Environmental Laws. It will, and will cause each of its Subsidiaries to, upon a Responsible Officer becoming aware of the release of any Hazardous Materials or the existence of any environmental liability under applicable Environmental Laws with respect to their respective businesses, operations or properties, take all actions, at their cost and expense, as shall be required by applicable Law to investigate and clean up the condition of their respective businesses, operations or properties, including all required removal, containment and remedial actions, and restore their respective businesses, operations or properties to a condition, in each case in material compliance with applicable Environmental Laws.

Section 8.10. Use of Proceeds. The proceeds of the Term Loans will be used only as provided in Section 2.05. No part of the proceeds of the Term Loans will be used, whether directly or indirectly, for any purpose that violates any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

Section 8.11. Certain Obligations Respecting Subsidiaries; Further Assurances; Intellectual Property.

(a) Subsidiaries. It will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Domestic Subsidiaries are “Guarantors” hereunder. Without limiting the generality of the foregoing, in the event that any Obligor shall form or acquire any new Subsidiary, it and its Subsidiaries will promptly and in any event within fifteen (15) days (or such longer time as consented to by the Administrative Agent in writing) of the formation or Acquisition of such Subsidiary:

(i) cause such new Subsidiary to become a “Guarantor” hereunder, and a “Grantor” under the Security Documents, pursuant to a Guarantee Assumption Agreement;

(ii) take such action or cause such Subsidiary to take such action (including delivering originals of any certificated Equity Interests of such Subsidiary, together with original, executed, undated transfer powers executed in blank and originals of any intercompany notes with undated endorsements executed in blank) as shall be necessary to create and perfect valid and enforceable first priority (subject to Permitted Liens) Liens on substantially all of the personal Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder;

(iii) to the extent that the parent of such Subsidiary is not a party to the Security Documents or has not otherwise pledged Equity Interests in its Subsidiaries in accordance with the terms of the Security Documents and this Agreement, cause the parent of such Subsidiary to execute and deliver a pledge agreement in favor of the Administrative Agent, in respect of all outstanding issued shares of such Subsidiary; and

(iv) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 6.01 or as the Majority Lenders shall have requested;

provided that, solely with respect to AVITA Japan, no such actions shall be required other than a pledge by Avita Americas of 100% of the Equity Interests of AVITA Japan, which pledge shall not be required to be perfected under the Law of AVITA Japan’s jurisdiction of formation; provided that, in the event that (x) AVITA Japan’s total assets exceed 4% of the consolidated total assets of the Borrower or (y) the aggregate amount of the Net Revenue of AVITA Japan exceeds 4% of the Net Revenue of the Borrower and its Subsidiaries, AVITA Japan shall, at the request of the Administrative Agent, promptly comply with clauses (a)(i)-(iv) hereof.

(b) Further Assurances. It will, and will cause each of its Subsidiaries to, take such action from time to time as shall reasonably be requested in writing by the Majority Lenders to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, it will, and will cause each Person that is required to be a Guarantor to, take such action from time to time (including executing and delivering such assignments, security agreements, control agreements and other instruments) as shall be reasonably requested in writing by the Majority Lenders to create, in favor of the Administrative Agent, perfected security interests and Liens (subject to Permitted Liens) in substantially all of the personal Property of such Obligor as collateral security for the Obligations; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.

(c) Intellectual Property. In the event that any Obligor creates, develops or acquires Obligor Intellectual Property during the term of this Agreement, then the provisions of this Agreement shall automatically apply thereto and any such Obligor Intellectual Property shall automatically constitute part of the Collateral under the Security Documents, without further action by any party, in each case from and after the date of such creation, development or acquisition (except that any representations or warranties of any Obligor shall apply to any such

Obligor Intellectual Property only from and after the date, if any, subsequent to such acquisition that such representations and warranties are brought down or made anew as provided herein). In the event that any Obligor holds or acquires Obligor Intellectual Property during the term of this Agreement, then, upon the request of the Administrative Agent, such Obligor shall take any action as shall be reasonably necessary and reasonably requested by the Administrative Agent to ensure that the provisions of this Agreement and the Security Agreement shall apply thereto and any such Obligor Intellectual Property shall constitute part of the Collateral under the Security Documents.

Section 8.12. Termination of Non‑Permitted Liens. In the event that any Responsible Officer of any Obligor shall become aware or be notified by the Lenders of the existence of any outstanding Lien against any Property of any Obligor or any of its Subsidiaries, which Lien is not a Permitted Lien, such Obligor shall use its best efforts to promptly terminate or cause the termination of such Lien.

Section 8.13. Non‑Consolidation. It will, and will cause each of its Subsidiaries to, (a) maintain entity records and books of account separate from those of any other entity which is an Affiliate of such entity; and (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity.

Section 8.14. Anti‑Terrorism and Anti‑Corruption Laws. No Obligor nor any of its Subsidiaries shall engage in any transaction that violates any of the applicable prohibitions set forth in any Economic Sanctions Law, Anti‑Terrorism Law, or the US Foreign Corrupt Practices Act of 1977 (15 USC. §§ 78dd‑1 et seq.). None of the funds or assets of such Obligor or any Subsidiary that are used to repay the Term Loans shall constitute property of, or shall be beneficially owned by, any Designated Person or, to such Obligor’s knowledge, be the direct proceeds derived from any transactions that violate the prohibitions set forth in any applicable Economic Sanctions Law, and no Designated Person shall have any direct or indirect interest in any Obligor or any of its Subsidiaries insofar as such interest would violate any Economic Sanctions Laws applicable to such Obligor or such Subsidiary.

Section 8.15. Financial Covenants

(a) Minimum Liquidity. The Borrower shall ensure that the Obligors shall have aggregate Unrestricted Cash of not less than $5,000,000 at all times.

(b) Minimum Net Revenue. As of the end of the fiscal quarter ended March 31, 2026, and each fiscal quarter thereafter, the Obligors shall maintain, on a consolidated basis, Net Revenue for the twelve (12) month period most recently ended on such date of not less than the amount set forth in the table below:

Twelve- Month Period Ended	Total Net Revenue
March 31, 2026	$68,500,000
June 30, 2026	$69,000,000
September 30, 2026	$70,800,000
December 31, 2026	$73,000,000
March 31, 2027	$78,000,000

Twelve- Month Period Ended	Total Net Revenue
June 30, 2027	$80,000,000
September 30, 2027	$86,000,000
December 31, 2027	$90,000,000
March 31, 2028	$96,000,000
June 30, 2028	$102,400,000
September 30, 2028	$109,200,000
December 31, 2028	$117,600,000
March 31, 2029	$126,000,000
June 30, 2029	$131,300,000
September 30, 2029	$133,100,000
December 31, 2029	$135,000,000
March 31, 2030	$137,000,000
June 30, 2030	$138,000,000
September 30, 2030	$139,000,000
December 31, 2030	$140,000,000

Section 8.16. Maintenance of Regulatory Approvals, Contracts, Intellectual Property, Etc. Each Obligor will, and will cause each of its Subsidiaries (to the extent applicable) to:

(a) maintain in full force and effect all material Regulatory Approvals (including the Product Authorizations), Material Agreements, or other rights necessary for the current operations of such Obligor’s or such Subsidiary’s business, as the case may be, including in respect of all related Product Development and Commercialization Activities;

(b) maintain in full force and effect all Obligor Intellectual Property that, according to such Obligor’s commercially reasonable determination, is used in and necessary for related Product Development and Commercialization Activities; and

(c) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for all new Obligor Intellectual Property that is used in and necessary in connection with any Product Development and Commercialization Activities relating to any such Product.

Section 8.17. Cash Management. The Obligors will:

(a) subject to Section 8.18, maintain all Deposit Accounts, Securities Accounts, Commodity Accounts and lockboxes (other than Excluded Accounts) with a bank or financial institution that has executed and delivered to the Administrative Agent an account control agreement, in form and substance reasonably acceptable to the Administrative Agent (each such Deposit Account, Securities Account, Commodity Account and lockbox, a “Controlled Account”); and

(b) deposit promptly, and in any event no later than five (5) Business Days after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all accounts and other rights and interests into Controlled Accounts.

Section 8.18. Post-Closing Obligations. The Obligors will provide the items set forth in Schedule 8.18 within the time periods set forth therein.

Section 8.19. Warrant Certificate. The Borrower will use its reasonable best efforts to receive approval of its shareholders, and otherwise comply with applicable ASX Listing Rules, to issue the Warrant Certificate to the Administrative Agent on or before September 30, 2026. In the event that the Warrant Certificate is not issued on or before September 30, 2026, then the Exit Fee shall be payable pursuant to the terms of the Fee Letter and the Borrower will receive approval of its shareholders, and otherwise comply with applicable ASX Listing Rules, to issue the Warrant Certificate to the Administrative Agent on or before November 30, 2026, the failure of which shall result in an Event of Default pursuant to Section 10.01(d). For the avoidance of doubt, the Borrower’s obligation to issue the Warrant Certificate to the Administrative Agent is conditional on the Borrower’s shareholders approving the issuance under ASX Listing Rule 7.1 before the issuance is made. Where the ASX requires any amendments to the Warrant Certificate, the Borrower and the Administrative Agent agree to effect and execute those changes in order for the Warrant Certificate to be issued.

Article 9

Negative Covenants

Each Obligor covenants and agrees with the Administrative Agent and the Lenders that, until the Commitments have expired or been terminated and all Obligations (other than the Warrant Obligations and inchoate indemnity obligations) have been paid in full in cash:

Section 9.01. Indebtedness. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, whether directly or indirectly, except:

(a) the Obligations;

(b) Indebtedness existing on the date hereof and set forth in Schedule 9.01(b) and Permitted Refinancings thereof;

(c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business;

(d) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by an Obligor or any of its Subsidiaries in the Ordinary Course of Business;

(e) unsecured Indebtedness of an Obligor to any other Obligor; provided such Indebtedness is pledged to the Administrative Agent for the benefit of the Lenders under the Security Agreement and otherwise subordinate in right of payment to the Obligations on terms satisfactory to the Administrative Agent in its sole discretion;

(f) Guarantees by any Obligor of Indebtedness of any other Obligor;

(g) Purchase money Indebtedness and Capital Lease Obligations; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto, (ii) in the case of purchase money Indebtedness, such Indebtedness shall not constitute less than 75% of the aggregate consideration paid with respect to such asset and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $250,000 at any time;

(h) unsecured workers’ compensation Claims, payment obligations in connection with health, disability or other types of social security benefits, unemployment or other insurance obligations, reclamation and statutory obligations, in each case incurred in the Ordinary Course of Business;

(i) Indebtedness approved in advance in writing by the Majority Lenders; and

(j) Indebtedness of the Borrower and its Subsidiaries with respect to corporate credit cards not to exceed $250,000 at any time outstanding.

Section 9.02. Liens. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property now owned by it, except:

(a) Liens securing the Obligations;

(b) any Lien on any Property of any Obligor existing on the date hereof and set forth in Schedule 9.02(b); provided that (i) no such Lien shall extend to any other Property of such Obligor and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c) Liens securing Indebtedness permitted under Section 9.01(g); provided that such Liens are restricted solely to the collateral described in Section 9.01(g);

(d) Liens imposed by Law which were incurred in the Ordinary Course of Business, including (but not limited to) carriers’, warehousemen’s, landlords’ and mechanics’ Liens, Liens relating to leasehold improvements and other similar liens arising in the Ordinary Course of Business and which (i) do not in the aggregate materially detract from the value of the Property subject thereto or materially impair the use thereof in the operations of the business of such Person or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens and for which adequate reserves have been made if required substantially in accordance with GAAP;

(e) Liens, pledges or deposits made in the Ordinary Course of Business in connection with bids, Contracts, leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation;

(f) Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;

(g) servitudes, easements, rights of way, restrictions and other similar encumbrances on real Property imposed by applicable Laws and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of such Obligor or Subsidiary;

(h) bankers’ Liens, rights of setoff and similar Liens incurred in the Ordinary Course of Business and arising in connection with the Obligors’ Deposit Accounts or Securities Accounts held at financial institutions solely to secure payment of fees and similar costs and expenses of such financial institutions with respect to such accounts;

(i) Liens in connection with transfers permitted under Section 9.09;

(j) any judgment Lien or Lien arising from decrees or attachments not constituting an Event of Default;

(k) leases or subleases of real property granted in the Ordinary Course of Business, and leases, subleases, nonexclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the Ordinary Course of Business;

(l) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of custom duties in connection with the importation of goods, not securing an amount in the aggregate in excess of $100,000 at any given time;

(m) Liens on a Deposit Account of the Obligors and the cash and cash equivalents therein, in each case, securing Indebtedness described in Section 9.01(l); and

(n) Permitted Licenses solely to the extent that such Permitted License would constitute a Lien;

provided that no Lien otherwise permitted under any of the foregoing Section 9.02 (excluding Section 9.02(a)) shall apply to any Material Intellectual Property.

Section 9.03. Fundamental Changes and Acquisitions. It will not, and will not permit any of its Subsidiaries to:

(a) enter into or consummate any transaction of merger, amalgamation, plan of arrangement or consolidation, including without limitation, a reverse‑triangular merger, or other similar transaction or series of related transactions;

(b) liquidate, wind up or dissolve itself (or suffer any liquidation, wind up or dissolution) (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws); or

(c) make or consummate any Acquisition or sell or issue any Disqualified Equity Interests, except, in each case:

(i) Investments permitted under Section 9.05;

(ii) Permitted Acquisitions for (i) aggregate cash consideration not to exceed $1,000,000 and (ii) total consideration not to exceed $2,000,000, in each case, for the term of this Agreement;

(iii) the merger, amalgamation or consolidation of any Obligor with or into any other Obligor, provided that if the Borrower is a party to such merger, amalgamation or consolidation, the Borrower shall be the surviving entity; and

(iv) Asset Sales permitted under Section 9.09.

Section 9.04. Lines of Business.

(a) Each Obligor will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than the business engaged in on the date hereof by such Person, or a business reasonably related, incidental or complementary thereto or reasonable extensions thereof.

(b) The Borrower shall not have any material liabilities (other than liabilities to other Obligors and liabilities arising under the Loan Documents), own any material assets (other than Investments in its Subsidiaries) or engage in any material operations or business (other than the ownership of its Subsidiaries, exercising its rights and performing its obligations under (i) the Loan Documents, (ii) its obligations to the other Obligors and (iii) Investments in Subsidiaries and activities reasonably incident to (i), (ii) and (iii)).

Section 9.05. Investments. It will not, and will not permit any of its Subsidiaries to, make, directly or indirectly, or permit to remain outstanding any Investments except:

(a) Investments outstanding on the date hereof and identified in Schedule 9.05 and any modification, replacement, renewal or extension thereof to the extent not involving new or additional Investments;

(b) operating Deposit Accounts with banks;

(c) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services in the Ordinary Course of Business;

(d) Permitted Cash Equivalent Investments;

(e) (i) Investments consisting of 100% of the ownership of the Equity Interests of its Subsidiaries, (ii) intercompany Investments by any Obligor in any other Obligor or (iii) Investments by an Obligor and its Subsidiaries or any Subsidiary acquired in connection with a Permitted Acquisition;

(f) Investments consisting of prepaid expenses, negotiable instruments held for collection or deposit, security deposits with utilities, landlords and other like Persons, and deposits in connection with workers’ compensation and similar deposits, in each case made in the Ordinary Course of Business;

(g) Investments received in connection with any Insolvency Proceedings in respect of any customers, suppliers or clients and in settlement of delinquent obligations of, and other disputes with, customers, suppliers or clients;

(h) Investments permitted under Section 9.01(e) and Section 9.03;

(i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business;

(j) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of the Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Borrower’s Board in an aggregate amount not to exceed $250,000 for subclauses (i) and (ii) in any fiscal year; and

(k) so long as no Default or Event of Default shall have occurred and is continuing at the time of such Investment, or after giving effect thereto, other Investments in an amount not to exceed $100,000 in any fiscal year.

Section 9.06. Restricted Payments. It will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, other than:

(a) dividends, stock splits or distributions with respect to any Equity Interests of the Borrower or any of its Subsidiaries payable solely in additional shares of its Qualified Equity Interests;

(b) any Restricted Payment by an Obligor or a Subsidiary of an Obligor to an Obligor;

(c) any purchase, redemption, retirement, or other Acquisition by the Borrower or any of its Subsidiaries of shares of its capital stock or other Equity Interests with the proceeds received from a substantially concurrent issue of new shares of its capital stock or other Equity Interests;

(d) cashless exercises of options and warrants;

(e) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans in an aggregate amount not to exceed $100,000 in any fiscal year;

(f) the making of cash payments in lieu of the issuance of fractional shares upon the conversion of convertible securities (or in connection with the exercise of warrants or similar securities) not to exceed $25,000 in any fiscal year; and

(g) the issuance of the Warrant Certificate.

Section 9.07. Payments of Indebtedness. It will not, and will not permit any of its Subsidiaries to, make any payments in respect of any Material Indebtedness other than (a) payments of the Obligations and (b) so long as no Default has occurred and is continuing, or would result therefrom, scheduled payments of other Permitted Indebtedness and repayment of intercompany Indebtedness permitted in reliance upon Section 9.01(e) (subject in each case to any subordination agreement entered into in connection therewith).

Section 9.08. Change in Fiscal Year. It will not, and will not permit any of its Subsidiaries to, change the last day of its fiscal year from that in effect on the date hereof, without prior written notice to the Administrative Agent, except to change the fiscal year of a Subsidiary acquired in connection with a Permitted Acquisition to conform its fiscal year to that of the Borrower.

Section 9.09. Sales of Assets, Etc. It will not, and will not permit any of its Subsidiaries to, sell, lease, exclusively license (in terms of geography or field of use), as a licensor, transfer (including in connection with any division or plan of division under Delaware law or any comparable event under a different jurisdiction’s laws) or otherwise dispose of any of its Property (including accounts receivable and Equity Interests of Subsidiaries), or forgive, release or compromise any amount owed to an Obligor or any of its Subsidiaries, in each case, in one transaction or series of transactions (any thereof, an “Asset Sale”), except:

(a) transfers of cash in the Ordinary Course of Business for equivalent value;

(b) sales or leases of products and services in the Ordinary Course of Business on ordinary business terms;

(c) the forgiveness, release or compromise of any amount owed to any Obligor in the Ordinary Course of Business;

(d) entering into, or becoming bound, by a Permitted License to the extent not otherwise prohibited by this Agreement;

(e) research, development and other collaborative arrangements where such arrangements provide for the license or disclosure of Patents, Trademarks, Copyrights or other Intellectual Property rights of any Obligor in the Ordinary Course of Business and consistent with general market practices; provided that (i) such licenses must be true licenses that do not result in a legal transfer of title of the licensed Property or otherwise constitute sales transactions in substance, and (ii) the aggregate amount of such periodic payments to the Obligors in any fiscal year shall not exceed $250,000;

(f) a sale, lease, exclusive license, transfer or other disposition (including by way of abandonment, cancellation or trade-in) of any Property that is obsolete, worn out, surplus or no longer used or useful in connection with the business of the Obligors or with respect to which a newer and improved version is available;

(g) dispositions resulting from Casualty Events;

(h) any transaction permitted under Section 9.02, 9.03, 9.05 and 9.20; and

(i) so long as no Default or Event of Default shall have occurred and is continuing at the time of such Asset Sale, or after giving effect thereto, Asset Sales of other property not to exceed $100,000 in the aggregate per fiscal year.

Section 9.10. Transactions with Affiliates. It will not, and will not permit any of its Subsidiaries to, sell, lease, license or otherwise transfer any assets to, or purchase, lease, license or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

(a) transactions between or among the Obligors;

(b) any transaction permitted under Section 9.01, 9.05, 9.06 or 9.09;

(c) customary compensation and indemnification of, and other employment arrangements with, directors, officers and employees of any Obligor in the Ordinary Course of Business;

(d) transactions upon fair and reasonable terms that are no less favorable to any Obligor than would be obtained in a comparable arm’s‑length transaction with a Person not an Affiliate; and

(e) the transactions set forth on Schedule 9.10.

Section 9.11. Restrictive Agreements. It will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any Restrictive Agreement other than (a) restrictions and conditions imposed by Law or by the Loan Documents, (b) Restrictive Agreements listed on Schedule 7.15, (c) any stockholder agreement, investor rights agreement, charter, bylaws or other Organizational Documents of an Obligor as in effect on the date hereof or (d) limitations associated with Permitted Liens or with any transaction permitted under Sections 9.01, 9.03, 9.05, 9.06 or 9.09.

Section 9.12. Organizational Documents, Material Agreements.

(a) It will not, and will not permit any of its Subsidiaries to, enter into any amendment to or modification of any Organizational Document, without the prior written consent of the Administrative Agent, except for such amendments or modifications (i) that are required by any Requirement of Law or (ii) which are not individually or in the aggregate materially adverse to the interests of Administrative Agent or any Lender, in their capacities as such.

(b) It will not, and will not permit any of its Subsidiaries to (i) enter into any waiver, amendment or modification of any Material Agreement (including, but not limited to, any amendments to provisions relating to pricing and term) that would be reasonably expected to individually or in the aggregate, be materially adverse to the interests of Administrative Agent or any Lender, in their capacities as such or give rise to a Material Adverse Effect or (ii) take or omit to take any action that results in the termination of, or permits any other Person to terminate, any Material Agreement or Material Intellectual Property that would be reasonably expected to individually or in the aggregate, be materially adverse to the interests of Administrative Agent or any Lender, in their capacities as such, without, in each case, the prior written consent of the Administrative Agent.

Section 9.13. [Reserved].

Section 9.14. Sales and Leasebacks. Except as permitted by Section 9.01(g), it will not, and will not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an operating lease or a Capital Lease Obligation, of any Property (whether real, personal, or mixed), whether now owned or hereafter acquired, which (a) any Obligor has sold or transferred or is to sell or transfer to any other Person and (b) any Obligor intends to use for substantially the same purposes as Property which has been or is to be sold or transferred.

Section 9.15. Hazardous Material. It will not, and will not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws or where the failure to comply would not reasonably be expected to result in a Material Adverse Change.

Section 9.16. Accounting Changes. It will not, and will not permit any of its Subsidiaries to, make any significant change in accounting treatment, except as required or permitted by GAAP.

Section 9.17. Compliance with ERISA. No Obligor or ERISA Affiliate shall cause or suffer to exist (a) any event that would result in the imposition of a Lien with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event, in the case of (a) and (b), that would, in the aggregate, have a Material Adverse Effect.

Section 9.18. Deposit Accounts. It will not, and will not permit any of its Subsidiaries to, establish or maintain any bank account that is not a Controlled Account (other than an Excluded Account) and will not, and will not permit any of its Subsidiaries to, deposit proceeds in any account that is not a Controlled Account (other than an Excluded Account).

Section 9.19. Outbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any outbound license or agreement unless such outbound license or agreement is a Permitted License.

Section 9.20. Inbound Licenses. It will not, and will not permit any of its Subsidiaries to, enter into or become bound by any inbound license or agreement (other than Permitted Licenses) unless (a) no Default has occurred and is continuing, (b) the Obligors have provided written notice to the Administrative Agent of the material terms of such license or agreement with a description of its anticipated and projected impact on such Obligor’s business or financial condition, and (c) in the case of an Obligor, such Obligor has taken such commercially reasonable actions as the Administrative Agent may reasonably request to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for the Administrative Agent to be granted a valid and perfected security interest in such license or agreement allowing the Administrative Agent to fully exercise its rights under any of the Loan Documents in the event of a disposition or liquidation of the rights, assets or property that is the subject of such license or agreement; provided that the aggregate amounts to be paid under all such inbound licenses pursuant to this Section 9.20 shall not exceed an amount equal to $1,000,000 per fiscal year.

Section 9.21. Reimbursement from Third-Party Payor Program. It will not, and will not permit any of its Subsidiaries to, participate in, or otherwise receive reimbursement from, any Third-Party Payor Program.

Article 10

Events of Default

Section 10.01. Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) The Borrower shall fail to pay any principal on the Term Loans when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

(b) any Obligor shall fail to pay any Obligation (other than an amount referred to in Section 10.01(a)) when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or

(c) any representation or warranty made by or on behalf of an Obligor or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall: (i) prove to have been incorrect when made or deemed made to the extent that such representation or warranty contains any materiality or Material Adverse Effect qualifier; or (ii) prove to have been incorrect in any material respect when made or deemed made to the extent that such representation or warranty does not otherwise contain any materiality or Material Adverse Effect qualifier; or

(d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Sections 8.01, 8.02, 8.03(a) (with respect to such Obligor’s existence), 8.10, 8.11, 8.13, 8.15, 8.16, 8.17, 8.18, 8.19 or Article 9; or

(e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a), (b) or (d)) or any other Loan Document, and, in the case of any failure that is capable of cure, such failure shall continue unremedied for a period of thirty (30) or more days; or

(f) any Obligor shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace or cure period as originally provided by the terms of such Indebtedness; or

(g) (i) any material breach of, or “event of default” or similar event under, the Contract governing any Material Indebtedness shall occur and such breach or “event of default” or similar event shall continue unremedied, uncured or unwaived after a period of five (5) Business Days after the expiration of any cure period thereunder, or (ii) any event or condition occurs (A) that results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this Section 10.01(g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the Property securing such Material Indebtedness; or

(h) any Obligor or any of its Subsidiaries:

(i) ceases to be Solvent, or generally does not or becomes unable to pay its debts or meet its liabilities as the same become due, or admits in writing its inability to pay its debts generally, or declares any general moratorium on its Indebtedness, or proposes a compromise or arrangement or deed of company arrangement between it and any class of its creditors; or

(ii) shall (A) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(i), (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or for a substantial part of its assets, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors or (F) take any action for the purpose of effecting any of the foregoing; or

(i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of an Obligor or any Subsidiary of an Obligor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for an Obligor or any Subsidiary of an Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or

(j) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 (excluding any amounts covered by insurance as to which the applicable carrier has accepted coverage) shall be rendered against any Obligor or any combination thereof and the same shall remain undischarged for a period of forty-five (45) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Obligor to enforce any such judgment; or

(k) an ERISA Event shall have occurred that, in the opinion of the Lenders, when taken together with all other ERISA Events that have occurred, would reasonably be expected to have a Material Adverse Effect; or

(l) a Change of Control shall have occurred; or

(m) a Material Adverse Change shall have occurred; or

(n) (i) any Lien created by any of the Security Documents shall at any time not constitute a valid and perfected Lien in favor of the Administrative Agent on Collateral with an aggregate value in excess of $250,000, free and clear of all other Liens (other than Permitted Liens) except due to the action or inaction of the Administrative Agent or any Lender(s), (ii) the Security Documents or any Guarantee of any of the Obligations shall for whatever reason cease to be in full force and effect, or (iii) any of the Security Documents or any Guarantee of any of the Obligations, or the enforceability thereof, shall be repudiated or contested in writing by any Obligor; or

(o) any injunction, whether temporary or permanent, shall be rendered against any Obligor that prevents the Obligors from selling or manufacturing any Product and which results in a loss of revenue equal to at least $1,000,000; or

(p) (i) the FDA or any other Governmental Authority (A) issues a letter or other communication asserting that any Product lacks a required Product Authorization, including in respect of CE marks, Premarket Approvals, or 510(k)s or (B) initiates enforcement action against, or issues a warning letter with respect to, any Obligor, or any of their Products or the manufacturing facilities therefor, that causes any Obligor thereof to discontinue marketing or withdraw any of its Products, or causes a delay in the manufacture of any of its Products, which discontinuance, withdrawal or delay would reasonably be expected to last for more than ninety (90) days, (ii) any Permit (including all Product Authorizations), or any of the Obligors’ material rights or interests thereunder, is terminated, adversely amended or otherwise determined to be ineffective in any manner materially adverse to any of the Obligors, in each case, for more than ninety (90) days, (iii) there is a recall of any Product in any territory that would reasonably be expected to result in a loss of revenue equal to at least $500,000 over the twelve (12) month period following such event or (iv) any Obligor is required to pay a fine, penalty, settlement amount or other payment to any Governmental Authority which individually or in the aggregate is in excess of $500,000 (excluding any amounts covered by insurance as to which the applicable carrier has accepted coverage) for any violation or alleged violation of any Health Care Law.

Section 10.02. Remedies.

(a) Upon the occurrence of any Event of Default, then, and in every such event (other than an Event of Default described in Section 10.01(h) or (i)), and at any time thereafter during the continuance of such event, the Majority Lenders may, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Term Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Term Loans so declared to be due and payable, together with accrued interest thereon and all fees (including the Exit Fee and fees payable pursuant to the Fee Letter) and other Obligations, shall become due and payable immediately (in the case of the Term Loans, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(b) Upon the occurrence of any Event of Default described in Section 10.01(h) or (i), the Commitments shall automatically terminate and the principal amount of the Term Loans then outstanding, together with accrued interest thereon and all fees (including the Exit Fee and fees payable pursuant to the Fee Letter) and other Obligations, shall automatically become due and payable immediately (in the case of the Term Loan, at the Redemption Price therefor), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

(c) If any Lender collects any money or property pursuant to this Article 10, they shall pay out the money or property in the order set forth in Section 4.01(c).

Section 10.03. Exit Fee; Prepayment Premium and Redemption Price. For the avoidance of doubt, the Exit Fee and any Prepayment Premium (as a component of the Redemption Price) shall be due and payable at any time the Term Loans become due and payable prior to the Stated Maturity Date for any reason, whether due to acceleration pursuant to the terms of this Agreement (in which case it shall be due immediately, upon the giving of notice to the Borrower in accordance with Section 10.02(a), or automatically, in accordance with Section 10.02(b)), by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing). In view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such acceleration, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lenders, the Exit Fee and any Prepayment Premium shall be due and payable upon such date. Each Obligor hereby waives any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise. The Obligors and the Lenders acknowledge and agree that neither the Exit Fee nor any Prepayment Premium due and payable in accordance with this Agreement shall constitute unmatured interest, whether under Section 502(b)(2) of the Bankruptcy Code or otherwise. Each Obligor further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation.

Article 11

Guarantee

Section 11.01. The Guarantee. The Guarantors hereby jointly and severally guarantee to the Administrative Agent and each Lender, and its successors and permitted assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Term Loans, all fees and other amounts and all other Obligations from time to time owing to the Administrative Agent and any Lender by the Borrower and any other Obligor under this Agreement or under any other Loan Document, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

Section 11.02. Obligations Unconditional. The Obligations of the Guarantors under Section 11.01 are irrevocable, continuing, absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor, it being the intent of this Section 11.02 that the Guaranteed Obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, to the fullest extent permitted by law, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

(c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect (including, without limitation, any modification, supplement, or amendment that results in any increase in the Guaranteed Obligations, any change in the interest or fees payable, any renewal, extension, amendment, rescission, waiver, release, discharge, indulgence, compromise, arrangement, or any other variation in connection with the Guaranteed Obligations, any Loan Document, or any other agreement), or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other Guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

(d) any Lien or security interest granted to, or in favor of, any Lender as security for any of the Guaranteed Obligations shall fail to be perfected or otherwise be taken, exchanged, substituted, varied, released, impaired, or subordinated;

(e) any Guarantee of the Guaranteed Obligations shall be taken, released, impaired, amended, waived or otherwise modified;

(f) any of the Guaranteed Obligations, any Loan Document, or any related agreement, security, or instrument shall be illegal, invalid or unenforceable for any reason whatsoever;

(g) any Collateral or other assets shall be sold or disposed, and/or the proceeds of such sale or disposition applied, to satisfy all or part of the Guaranteed Obligations;

(h) any of the security or Collateral held for the Guaranteed Obligations shall lose or diminish in value, whether such loss or diminution arises from any act or omission of the Administrative Agent or any Lender;

(i) there shall be any Default, failure, or delay, willful or otherwise, in the payment and/or performance of the Guaranteed Obligations;

(j) there shall be any change, restructuring or termination of the corporate structure, ownership or existence of any Obligor or any of its Subsidiaries or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligor or its assets or any resulting restructuring, compromise, release or discharge of any Guaranteed Obligations;

(k) there shall be any failure of any of the Administrative Agent or any Lender to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor, or any other information now or hereafter known to the Administrative Agent or such Lender;

(l) any person shall fail to execute or deliver this Agreement (including the Guarantee in this Article 11) or any other Guarantee or agreement or the release or reduction of liability of any Obligor or surety with respect to the Guaranteed Obligations;

(m) any of the Administrative Agent or any Lender shall fail to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(n) any Obligor shall assert any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, such against any of the Administrative Agent or any Lender; or

(o) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Guaranteed Obligations shall exist or occur, or any of the Administrative Agent or any Lender shall rely on any representation, in each case, that might vary the risk of any Obligor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Obligor or surety.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other Guarantee of, or security for, any of the Guaranteed Obligations.

Section 11.03. Reinstatement. The obligations of the Guarantors under this Article 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (subject to Section 13.03(b)) in connection with such rescission or restoration, including any such reasonable costs and expenses incurred in defending against any Claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law.

Section 11.04. Subrogation. The Guarantors hereby jointly and severally agree that, until the payment and satisfaction in full of all Guaranteed Obligations (other than the Warrant Obligations) and the expiration and termination of the Commitments, they shall not exercise any right or remedy arising by reason of any performance by them of their Guarantee in Section 11.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

Section 11.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors, on one hand, and the Lenders, on the other hand, the obligations of the Borrower under this Agreement and under the other Loan Documents may be declared to be forthwith due and payable as provided in Article 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in Article 10) for purposes of Section 11.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01.

Section 11.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the Guarantee in this Article 11 constitutes an instrument for the payment of money, and consents and agrees that each Lender, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to proceed by motion for summary judgment in lieu of complaint pursuant to N.Y. Civ. Prac. L&R § 3213.

Section 11.07. Continuing Guarantee. The Guarantee in this Article 11 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising. Without limiting the generality of the foregoing, the Guarantors hereby unconditionally and irrevocably waive any right to revoke this Guarantee in this Article 11 and acknowledge that, subject to Section 13.18 hereof, the Guarantee in this Article 11 is continuing in nature, shall guarantee any ultimate balance owing to any of the Administrative Agent or any Lender, and applies to all presently existing and future Guaranteed Obligations, until the complete payment and satisfaction in full of the Guaranteed Obligations. The Guarantee in this Article 11 shall continue to apply to all Guaranteed Obligations owing to the Administrative Agent and the Lenders by any entity resulting from any Obligor merging, amalgamating, or otherwise entering into any other business combination transaction with one or more other entities.

Section 11.08. Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section 11.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article 11 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

For purposes of this Section 11.08, (a) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (b) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (c) “Pro Rata Share” means, as of the date of determination, for any Guarantor, the ratio (expressed as a percentage) of (i) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been guaranteed by such Guarantor) to (ii) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Closing Date, as of such date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

Section 11.09. General Limitation on Guarantee Obligations. In any action or proceeding involving any provincial, territorial or state corporate Law, or any state, federal, provincial, territorial or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 11.01 would otherwise, taking into account the provisions of Section 11.08, be held or determined to be void, invalid or unenforceable, or subordinated to the Claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Administrative Agent, the Lenders or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the Claims of other creditors as determined in such action or proceeding.

Article 12

Administrative Agent

Section 12.01. Appointment. Each of the Lenders hereby irrevocably appoints Perceptive to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 12 are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Obligor will have rights as a third‑party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 12.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder will have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” will, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity to the extent such Person is a Lender. The Lenders acknowledge and agree that such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower, the other Obligors or any other Subsidiaries or Affiliates of the Obligors as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 12.03. Exculpatory Provisions.

(a) The Administrative Agent will not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder are administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(i) will not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii) will not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as will be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent will not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including any action that may be in violation of the automatic stay under any Insolvency Proceeding; and

(iii) will not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and will not be liable for the failure to disclose, any information relating to the Obligors or any of its Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(b) The Administrative Agent will not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as will be necessary, or as the Administrative Agent believes in good faith will be necessary, under the circumstances), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non‑appealable judgment. The Administrative Agent will be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower or a Lender.

(c) The Administrative Agent will not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 12.04. Reliance by Administrative Agent. The Administrative Agent will be entitled to rely upon, and will not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and will not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of the Term Loans that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender prior to the making of the Term Loans. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and will not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 12.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Administrative Agent. The Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article 12 will apply to any such sub‑agent and to the Affiliates of the Administrative Agent and any such sub‑agent, and will apply to their respective activities in connection with the syndication of the facility as well as activities as Administrative Agent. The Administrative Agent will not be responsible for the negligence or misconduct of any sub‑agents except to the extent that a court of competent jurisdiction determines in a final and non‑appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub‑agents.

Section 12.06. Resignation of Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower, which notice shall set forth the effective date of such resignation (the “Resignation Effective Date”), such date not to be earlier than the thirtieth (30th) day following the date of such notice. The Majority Lenders and the Borrower shall mutually agree upon a successor to the Administrative Agent. If the Majority Lenders and the Borrower are unable to so mutually agree and no successor shall have been appointed within twenty‑five (25) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but will not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent it shall designate (in its reasonable discretion after consultation with the Borrower and the Majority Lenders). Whether or not a successor has been appointed, such resignation will become effective in accordance with such notice on the Resignation Effective Date.

(b) With effect from the Resignation Effective Date (i) the retiring Administrative Agent will be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent will continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent will instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor will succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring Administrative Agent will be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent will be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 12 and Sections 13.03 and 13.06 will continue in effect for the benefit of such retiring Administrative Agent, its sub‑agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Section 12.07. Non‑Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it will from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Section 12.08. Administrative Agent May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding or any other judicial proceeding relative to an Obligor, the Administrative Agent (irrespective of whether the principal of the Term Loans will then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent has made any demand on an Obligor) will be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise:

(a) to file and prove a Claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Obligations that are owing and unpaid hereunder or under any other Loan Document and to file such other documents as may be necessary or advisable in order to have the Claims of the Lenders and the Administrative Agent (including any Claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement or any other Loan Document) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such Claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make any payments of the type described above in this Section 12.08 to the Administrative Agent and, in the event that the Administrative Agent consents to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement or any other Loan Document.

Section 12.09. Collateral and Guaranty Matters; Appointment of Collateral Agent.

(a) Without limiting the provisions of Section 12.08, the Lenders irrevocably agree as follows:

(i) the Administrative Agent is authorized, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) on the date when all Obligations have been satisfied in full in cash (other than Warrant Obligations and contingent obligations as to which no Claims have been asserted), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) subject to Sections 13.01 and 13.04, if approved, authorized or ratified in writing by the Majority Lenders; and

(ii) the Administrative Agent is authorized, at its option and discretion, to release any Guarantor from its obligations hereunder if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by the Administrative Agent at any time, each Lender will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under its guaranty pursuant to this Section 12.09.

(b) The Administrative Agent will not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Obligor in connection therewith, nor will the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

(c) Each Lender hereby appoints the Administrative Agent as its collateral agent under each of the Security Documents and agrees that, in so acting, the Administrative Agent will have all of the rights, protections, exculpations, indemnities and other benefits provided to the Administrative Agent under this Agreement, and hereby authorizes and directs the Administrative Agent, on behalf of such Lender and all Lenders, without the necessity of any notice to or further consent from any of the Lenders, from time to time to (i) take any action with respect to any Collateral or any Security Document which may be necessary to perfect and maintain perfected the Liens on the Collateral granted pursuant to any such Security Document or protect and preserve the Administrative Agent’s ability to enforce the Liens or realize upon the Collateral, (ii) act as collateral agent for each Lender for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Loan Documents and all other purposes stated therein, (iii) enter into intercreditor or subordination agreements, as the case may be, in connection with Indebtedness permitted pursuant to Sections 9.01(e), (iv) enter into non‑disturbance or similar agreements in connection with licensing agreements and arrangements permitted by this Agreement and the other Loan Documents and (v) otherwise to take or refrain from taking any and all action that the Administrative Agent shall deem necessary or advisable in fulfilling its role as collateral agent under any of the Security Documents.

Article 13

Miscellaneous

Section 13.01. No Waiver. No failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by Law.

Section 13.02. Notices. All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, the Loan Documents) shall be given or made in writing (including by telecopy or electronic mail) delivered, if to the Borrower, another Obligor, the Administrative Agent or the Lenders, to its address specified on Schedule 2 hereto or its Guarantee Assumption Agreement, as the case may be, or at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid.

Section 13.03. Expenses, Indemnification, Etc.

(a) Expenses. Each Obligor agrees to pay or reimburse (i) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the fees and expenses of Chapman and Cutler LLP, counsel to the Administrative Agent) in connection with (A) the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the making of the Term Loans (exclusive of post‑closing costs); provided that, so long as the Borrowing of the Tranche A Term Loan is made, such fees shall be credited against the Expense Deposit, (B) post‑closing costs, and (C) the negotiation or preparation of any amendment, modification, supplement or waiver of any of the terms of this Agreement or any of the other Loan Documents (whether or not consummated) and (ii) the Administrative Agent and the Lenders for all of their reasonable and documented out of pocket costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with any enforcement or collection proceedings resulting from the occurrence of an Event of Default.

(b) Indemnification. Each Obligor hereby indemnifies the Administrative Agent, the Lenders, their respective Affiliates, and their respective directors, officers, employees, attorneys, agents and advisors (each, an “Indemnified Party”) from and against, and agrees to hold them harmless against, any and all Claims and Losses of any kind (in the case of legal fees and disbursements, limited to reasonable fees and disbursements of one counsel to Indemnified Parties, taken as a whole and to the extent reasonably necessary, one local counsel in each relevant material jurisdiction and, in the event of an actual conflict of interest, one additional counsel for the affected similarly situated Indemnified Party), joint or several, that is incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto arising out of or in connection with or relating to this Agreement or any of the other Loan Documents or the Transactions or any use made or proposed to be made with the proceeds of the Term Loans, whether or not such investigation, litigation or proceeding is brought by an Obligor, any of its shareholders or creditors, an Indemnified Party or any other Person, or an Indemnified Party is otherwise a party thereto, and whether or not any of the conditions precedent set forth in Article 6 are satisfied or the other Transactions contemplated by this Agreement are consummated, except to the extent such Claim or Loss is found in a final, non‑appealable judgment by a court of competent jurisdiction to have resulted from any Indemnified Party’s gross negligence or willful misconduct. No Obligor shall assert any claim against any Indemnified Party, on any theory of liability, for consequential, indirect, special or punitive damages arising out of or otherwise relating to this Agreement or any of the other Loan Documents or any of the Transactions or the actual or proposed use of the proceeds of the Term Loans. This Section 13.03(b) shall not apply to Taxes other than Taxes relating to a non‑Tax Claim or Loss governed by this Section 13.03(b).

Section 13.04. Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement or any other Loan Document (except for the Warrant Certificate, which may be amended, modified, waived or supplemented in accordance with the terms thereof) may be amended, modified, waived or supplemented only by an instrument in writing signed by Obligors, the Administrative Agent and the Majority Lenders; provided that:

(a) No amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time:

(i) change the number of Lenders or the percentage of (A) the Commitments or (B) the aggregate unpaid principal amount of the Term Loans that, in each case, shall be required for the Lenders or any of them to take any action hereunder (including pursuant to any change to the definition of “Majority Lenders”);

(ii) release one or more Guarantors (or otherwise limit such Guarantors’ liability with respect to the Obligations owing to the Lenders under the Guarantees) if such release or limitation is in respect of all or substantially all of the value represented by the Guarantees to the Lenders;

(iii) release, or subordinate the Lenders’ Liens in, all or substantially all of the Collateral in any transaction or series of related transactions (other than in connection with any sale of Collateral permitted herein); or

(iv) amend any provision of this Section 13.04.

(b) No amendment, waiver or consent shall, unless in writing and signed by each Lender specified below for such amendment, waiver or consent:

(i) increase the Commitments of a Lender without the consent of such Lender;

(ii) reduce the principal of, or stated rate of interest on, or any Prepayment Premium payable on, the Term Loans owed to a Lender or any fees or other amounts stated to be payable hereunder or under the other Loan Documents to such Lender without the consent of such Lender;

(iii) postpone any date scheduled for any payment of principal of, or interest on, the Term Loans, any date scheduled for payment or for any date fixed for any payment of fees hereunder (excluding the due date of any mandatory prepayment of a Term Loan), in each case payable to a Lender without the consent of such Lender;

(iv) change the order of application of prepayment of the Term Loans from the application thereof set forth in the applicable provisions of Sections 4.01(b) and (c) in any manner that adversely affects the Lenders without the consent of holders of a majority of the Commitments or Term Loans outstanding or otherwise change any provision requiring the pro rata distributions hereunder among the Lenders without all Lenders’ consent; or

(v) modify Section 2.02 without the consent of each Lender directly and adversely affected thereby.

Section 13.05. Successors and Assigns.

(a) General. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by such Obligor without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.05. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (e) of this Section 13.05) and, to the extent expressly contemplated hereby, the Indemnified Parties of the Lenders) any legal or equitable right, remedy or Claim under or by reason of this Agreement.

(b) Amendments to Loan Documents. Each of the Lenders and the Obligors agrees to enter into such amendments to the Loan Documents, and such additional Security Documents and other instruments and agreements, in each case in form and substance reasonably acceptable to the Lenders and the Obligors, as shall reasonably be necessary to implement and give effect to any assignment made by any Lender (or any direct or indirect assignee thereof) from time to time under this Section 13.05.

(c) Assignments by Lenders.

(i) Subject to the conditions set forth in paragraph (c)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Assignee) all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Term Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment or of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Term Loans, the amount of the Commitment or Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000, unless the Administrative Agent otherwise consents;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents; and

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement in form and substance reasonably satisfactory to the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section 13.05, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under the Loan Documents (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this Section 13.05 shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section 13.05.

(d) Register. The Administrative Agent, acting for this purpose as a non‑fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective for purposes of this Agreement unless (i) it has been recorded in the Register as provided in this paragraph and (ii) any written consent to such assignment required by paragraph (c) of this Section 13.05 has been obtained.

(e) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, sell participations to any Person (a “Participant”), other than an Ineligible Assignee, in all or a portion of such Lender’s rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Term Loans owing to it); provided that (i) such Lender’s obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower shall continue to deal solely and directly with such Lender in connection therewith.

(f) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (i) increase or extend the term of such Lender’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Term Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, or (iv) reduce the rate at which interest is payable thereon to a level below the rate at which the Participant is entitled to receive such interest. The Borrower agrees that each Participant shall be entitled to the benefits of Section 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(f) (it being understood that the documentation required under Section 5.03(f) shall be delivered to the Borrower and the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.05(a), provided that such Participant (A) agrees to be subject to the provisions of Section 5.03(h) as if it were an assignee under Section 13.05(a); and (B) shall not be entitled to receive any greater payment under Section 5.03, with respect to any participation, than its participating Lender would have been entitled to receive, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 4.04(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non‑fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103‑1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(g) Certain Pledges. The Lenders may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and any other Loan Document to secure obligations of the Lenders, including any pledge or assignment to secure obligations to a Federal Reserve Bank or another central bank; provided that no such pledge or assignment shall release the Lenders from any of their obligations hereunder or substitute any such pledgee or assignee for the Lenders as a party hereto.

Section 13.06. Survival. The obligations of each Obligor under Sections 5.01, 5.02, 5.03, 13.03, 13.05, 13.09, 13.10, 13.11, 13.12, 13.13, 13.14 and Article 11 (solely to the extent guaranteeing any of the obligations under the foregoing Sections) shall survive the repayment of the Obligations and the termination of the Commitments and, in the case of any Lender’s assignment of any interest in the Commitments or the Term Loans hereunder, shall survive, in the case of any event or circumstance that occurred prior to the effective date of such assignment, the making of such assignment, notwithstanding that such Lenders may cease to be a “Lender” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of the Term Loans, herein or pursuant hereto shall survive the making of such representation and warranty.

Section 13.07. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 13.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 13.09. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 13.10. Jurisdiction, Service of Process and Venue.

(a) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Agreement or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof SHALL be brought in the Supreme Court of the State of New York sitting in New York County or in the United States District Court for the Southern District of New York and irrevocably submits to the exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.

(b) Alternative Process. Nothing herein shall in any way be deemed to limit the ability of the Lenders to serve any such process or summonses in any other manner permitted by applicable Law.

(c) Waiver of Venue, Etc. Each Obligor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Obligor is or may be subject, by suit upon judgment.

Section 13.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 13.12. WAIVER OF IMMUNITY. TO THE EXTENT THAT ANY OBLIGOR MAY BE OR BECOME ENTITLED TO CLAIM FOR ITSELF OR ITS PROPERTY OR REVENUES ANY IMMUNITY ON THE GROUND OF SOVEREIGNTY OR THE LIKE FROM SUIT, COURT JURISDICTION, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT OR EXECUTION OF A JUDGMENT, AND TO THE EXTENT THAT IN ANY SUCH JURISDICTION THERE MAY BE ATTRIBUTED SUCH AN IMMUNITY (WHETHER OR NOT CLAIMED), SUCH OBLIGOR HEREBY IRREVOCABLY AGREES NOT TO CLAIM AND HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 13.13. Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Each Obligor acknowledges, represents and warrants that in deciding to enter into this Agreement and the other Loan Documents or in taking or not taking any action hereunder or thereunder, it has not relied, and will not rely, on any statement, representation, warranty, covenant, agreement or understanding, whether written or oral, of or with the Lenders other than those expressly set forth in this Agreement and the other Loan Documents.

Section 13.14. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

Section 13.15. No Fiduciary Relationship. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Obligors, their stockholders or equity holders and/or their Affiliates (collectively, solely for purposes of this paragraph, the “Obligors”). The Obligors acknowledge that the Lenders have no fiduciary relationship with, or fiduciary duty to, any Obligor arising out of or in connection with this Agreement or the other Loan Documents, and the relationship between each Lender and each Obligor are solely that of creditors and debtors. This Agreement and the other Loan Documents do not create a joint venture among the parties.

Section 13.16. USA Patriot Act. The Administrative Agent and the Lenders hereby notify the Obligors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001)) (the “Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), they are required to obtain, verify and record information that identifies the Obligors, which information includes the name and address of each Obligor and other information that will allow the Administrative Agent and such Lender to identify each Obligor in accordance with the Act and Beneficial Ownership Regulation, including a beneficial ownership certification in form and substance acceptable to the Administrative Agent.

Section 13.17. Treatment of Certain Information; Confidentiality. The Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed to (a) its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (collectively, “Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self‑regulatory authority, such as FINRA or the National Association of Insurance Commissioners) or any exchange, (c) to the extent required by the applicable Laws or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those in this Section 13.17, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Guarantor and its obligation, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 13.17 or (ii) becomes available to the Lender, or any of its respective Representatives on a nonconfidential basis from a source other than the Borrower or any other Obligor. For purposes of this Section 13.17, “Information” means all information received from an Obligor relating to such Obligor or its Subsidiary or any of their respective businesses, except that the term “Information” shall not include, and the Lenders shall not be subject to any confidentiality obligation with respect to any information that (A) is or becomes available to the Lender or any of its Representatives on a nonconfidential basis prior to disclosure by an Obligor, (B) becomes available to a Lender or any of its Representatives after disclosure by an Obligor or its Subsidiary from a source that, to the knowledge of such Lender or its Representatives, is not subject to a confidentiality obligation to such Obligor, (C) is or becomes publicly available other than as a result of a breach by such Lender or its Representatives, or (D) is developed by a Lender or any of its Representatives independently from the receipt of any Information from any of the Obligors. Any Person required to maintain the confidentiality of Information as provided in this Section 13.17 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

In the case of any Lender that has elected to receive material non‑public information pursuant to Section 8.02, such Lender acknowledges that (a) the Information may include material non‑public information concerning an Obligor or its Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non‑public information and (c) it will handle such material non‑public information in accordance with applicable Law, including United States federal and state securities Laws.

Section 13.18. Releases of Guarantees and Liens.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Lender agrees, and the Administrative Agent is hereby irrevocably authorized by each Lender and given a limited power of attorney by each Lender to perform the actions described hereafter in this Section 13.18 (without requirement of notice to or consent of any Lender except as expressly required by Section 13.04) to take any action reasonably requested by the Borrower having the effect of releasing any Collateral or Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to by the Lenders or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Term Loans and the other Obligations (other than the inchoate indemnity obligations and the Warrant Obligations) under the Loan Documents shall have been paid in full in cash and the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Obligor under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

[Remainder of the Page Intentionally Left Blank; Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

Borrower:

AVITA Medical, Inc.

By:

Name:

Title:

Guarantor:

Avita Medical Americas, LLC

By:

Name:

Title:

Perceptive Credit Holdings V, LP

as Administrative Agent and a Lender

By: Perceptive Credit Opportunities GP, LLC, its general partner

By:
Name: Sam Cohn
Title: Chief Financial Officer

By:
Name: Sam Chawla
Title: Portfolio Manager

Schedule 1
to
Credit Agreement

Tranche A Term Loan Commitments

Lender	Tranche A Term Loan Commitment
Perceptive Credit Holdings V, LP	$50,000,000
Total	$50,000,000

Tranche B Term Loan Commitments

Lender	Tranche B Term Loan Commitment
Perceptive Credit Holdings V, LP	$10,000,000
Total	$10,000,000

VOTE

C 1234567890

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Online

Go to **www.investorvote.com/RCEL** or scan the QR code — login details are located in the shaded bar below.

Stockholder Meeting Notice

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Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report, Proxy Statement and Letter to Stockholders are available at edocumentview.com/RCEL.

www.investorvote.com/RCEL

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/RCEL.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 22, 2026 to facilitate timely delivery.

2NOT COY

049SXC

AVITA MEDICAL, INC.
ARBN 641 288 155

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

AVH

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **9:00 a.m. (AEST) on Tuesday, 2 June 2026.**

CDI Voting Instruction Form

How to Vote on Items of Business

Five (5) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of AVITA Medical, Inc. ("Company") Common Stock, so that every 5 (five) CDIs registered in your name at 9 April 2026 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form:

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Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare.

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

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Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of AVITA Medical, Inc. ("the Company") hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the 2026 Annual Meeting of AVITA Medical, Inc. ("the Company") to be held solely by means of remote communication via live webcast at meetnow.global/MXCFDJM on Thursday, June 4, 2026 at 8:00 a.m. (AEST) (Wednesday, June 3, 2026 at 3:00 p.m. (PDT)) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 Items of Business

PLEASE NOTE: If you mark the **Withhold/Abstain** box for an item, you are directing CHESS Depositary Nominees Pty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes will not be counted in computing the required majority.

1. To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

	For	Withhold
01 Cary Vance	☐	☐
02 Professor Suzanne Crowe	☐	☐
03 Jeremy Curnock Cook	☐	☐
04 Robert McNamara	☐	☐
05 Jan Stern Reed	☐	☐
06 Dr. Michael Tarnoff	☐	☐
07 Joseph Woody	☐	☐

	1 YR	2 YRS	3 YRS	Abstain
13. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;	☐	☐	☐	☐

Step 3 Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

Mobile Number	Email Address

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

AVH 999999A

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